UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3462

Meeder Funds Trust
6125 Memorial Drive
Dublin, OH 43017

Bruce McKibben
c/o Meeder Funds Trust
6125 Memorial Drive
Dublin, OH 43017

Registrant’s telephone number, including area code: 800-325-3539

Date of fiscal year end: December 31, 2015

Date of reporting period: December 31, 2015

Item 1. Report to Stockholders.

MEEDER
INVESTMENT MANAGEMENT

Meeder Funds
Annual Report
December 31, 2015

TABLE OF CONTENTS

Letter to Shareholders	1
Money Market Fund	4
Total Return Bond Fund	6
Quantex Fund	8
Muirfield Fund	9
Balanced Fund	10
Dynamic Growth Fund	12
Aggressive Growth Fund	13
Global Opportunities Fund[1]	14
Miller/Howard Infrastructure Fund[2]	16
Spectrum Fund	17
Dividend Opportunities Fund	19
Shareholder Expense Analysis	20
Disclosures	21
Fund Holdings & Financial Statements	22

Solutions for all types of investors and goals

Since 1974, Meeder Investment Management has served many different types of investors and advisors. From this experience, we have developed a comprehensive suite of product solutions, from mutual funds to managed account portfolios, to help clients fulfill a wide range of investment objectives.

Meeder Funds	Separately Managed Accounts
Meeder Investment Portfolios	Cash Management
Meeder Retirement Portfolios

[1]	Prior to December 31, 2015, the Fund was known as the Meeder Strategic Growth Fund.
[2]	Prior to December 31, 2015, the Fund was known as the Meeder Utilities and Infrastructure Fund.

Meeder, Meeder Funds, Muirfield Fund, and Quantex Fund are registered trademarks of Meeder Investment Management, Inc.

LETTER TO SHAREHOLDERS December 31, 2015

As I look back at what a year 2015 has been, there are a few key observations that come to mind that I’d like to share with you. But before I do, let’s pause and take a deep breath. Taking a pause every now and then—especially when the journey is long—is a good thing.

First, let’s take a look at where we are in the current secular bull market. We are now six years into the current bull run, making it the third-longest bull market in history. While the market had a few bright spots in 2015, we saw the first major correction since 2011 with the market downturn that occurred in August. After a two-month period of moving sideways, the market did finish the year strong. Unfortunately, it was only enough to make up for the losses experienced during the downturn and the stock market ended the year with only a slight gain. As one industry prognosticator stated, the stock market in 2015 was “violently flat.”

After a challenging year like last year where investors were hard pressed to find gains in many areas of the market, investors are looking at 2015 and wondering if the bull market is over. I would speculate no. It’s only a pause. The pause that refreshes. As with any endurance activity, you reach a point when you have to stop and catch your breath. That’s exactly what the stock market is doing and what you typically see in the latter stage of a bull market. Will the market regain the pace it was on prior to 2015? Perhaps. We will probably go through a period of sideways movement for some time. The upcoming quarterly earnings season will be a good barometer of which way the market will go. Only time will tell.

An interesting phenomenon occurred in the U.S. stock market in 2015. The gains we saw in the market were primarily driven by the four consumer tech giants in the marketplace—Facebook, Amazon, Netflix and Google. Combined, these companies are known as the “FANG” stocks. Broad market participation has helped fuel the secular bull market of the last six years. When certain stocks start to become extremely overvalued, that’s when you need to pause and look closely at what’s going on. Four stocks does not a bull market make. Be alert and don’t let irrational exuberance and emotion overshadow sound judgement and fundamentals.

Another development worth noting from 2015 was the Federal Reserve’s decision to raise interest rates for the first time in nine years. There was so much focus by the media and others as to “will they or won’t they,” but that all came to an end with the December Fed meeting and the decision to raise rates by 0.25%. Fed Chair Janet Yellen said that since the economy is improving and the labor market is strong, now is the time to begin tightening monetary policy and a path of gradual rate increases. After a nine-year pause, we will see how the markets and economy respond to this action.

There’s one more item that I’d like to mention. We are in a presidential election season. This typically adds an additional layer of noise to an already confusing and complicated market environment. However, with the number of candidates vying for their parties’ nomination, we are seeing an endless run of debates and personal attacks, and we haven’t even seen the first primary or caucus yet. This is a long season (it seems to get longer each election cycle). Pause, take a deep breath, and know that this season will come to an end on November 8.

Performance Review

In reviewing 2015 returns of the major market indices, the S&P 500 Index of large-cap stocks finished the year essentially flat. As I mentioned earlier, there really were no bright spots across the investment spectrum in 2015. Small-cap stocks ended the year down, as did mid-cap stocks. On the global front, the MSCI EAFE Index of developed international regions ended 2015 with a slight loss. Emerging market stocks had a miserable year, ending down nearly 20%. In the fixed income space, the Barclays U.S. Aggregate Bond Index closed the year essentially flat as well.

As for our performance, we’ve weathered many market cycles since our firm was founded in 1974. Our disciplined, time-tested, model-driven investment process has helped our mutual funds deliver competitive performance over the long term.

Our flagship Muirfield Fund maintained an overall Morningstar rating of four stars as of December 31, 2015. As a tactical allocation fund with the ability to go defensive during volatile periods, the Muirfield Fund ranked in the top 1% of all tactical allocation funds for the 3- and 5-year periods and the top 10% for the 10-year period. Additionally, the Balanced Fund and Quantex Fund both are highly ranked among their Morningstar category peers and have delivered solid returns across long-term periods.

Of most significance to our investment process in 2015 was our decision to take a partially defensive posture in our defensively-managed portfolios in the third quarter based on guidance from our quantitative investment models. This was the first time in five years—specifically, since the fall of 2010—that our models have signaled a defensive allocation. Our decision to maintain a partially defensive allocation through year end was due to negative readings from the breadth and trend components within our model. As of December 31, 2015, our net equity exposure stood at 52%. Regarding our equity exposure, we were slightly overweight value investments and we continued to hold our positions in mid- and small-cap investments due to indications from our investment models. We maintained modest tactical exposure to developed international equities, but continued to avoid emerging markets due to momentum and currency factors in our investment model.

With regard to our fixed income investments, it was another challenging year. We continued to manage allocations in favor of incremental credit risk. Credit risk exposure was consistent with our quantitative model output. At year end, high-grade investments became a greater portion of the portfolio. In addition, we slightly increased our exposure to emerging market bonds as momentum factors shifted our international model toward this sector. Our duration positioning was closer to that of the benchmark due to market uncertainty surrounding global economic conditions and domestic monetary policy. At year end, we were positioned slightly shorter than the benchmark, with an estimated duration of about 5.2 years (versus 5.6 years for the Barclays U.S. Aggregate Bond Index). We continue to closely monitor market developments and will position our fixed income investments to manage downside risk while seeking to capture opportunities as they arise.

2015 Annual Report | December 31, 2015	Page 1

Outlook for 2016

As we begin a new year, I encourage you to take the time to review your investment goals, reassess your risk tolerance, and set realistic expectations for the year ahead knowing that volatility and uncertainty remain part of the equation. Investing is a long-term proposition and investing in this environment is definitely a marathon, not a sprint.

Our investment team will continue to diligently manage our mutual funds, review and refine our investment models, and continue to identify the best investment opportunities we believe will minimize risks and maximize returns for our shareholders. Please refer to the following pages for details and commentary on the performance of our mutual funds in 2015.

On behalf of the entire team at Meeder, we thank you for your continued support, trust and confidence in our investment management services and the Meeder Funds.

Robert S. Meeder
President and CEO
Meeder Asset Management, Inc.
December 31, 2015

© 2015 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Muirfield Fund overall Morningstar rating out of 255 tactical allocation funds as of December 31, 2015.

2015 Annual Report
Fund Summaries

Money Market Fund

The Meeder Money Market Fund enjoyed another solid year. In 2015, both the retail and institutional share classes ranked among the top prime money market funds in the country. As of year-end 2015, the retail share class took top honors as the highest yielding fund over the past 3 years, according to Lipper. The retail share class also ranked as the top yielding fund over the past 10 years, according to data provided by Crane Data (Money Fund Intelligence, January 2016). Lastly, the retail share class has maintained its position in the top 10% of all prime retail money market funds since its inception in 1985.

For the first half of 2015, the investing landscape remained consistent to years past. The Fed Funds rate was entrenched at the lower bound of 0.00% - 0.25% while investment opportunities ebbed and flowed with issuer supply. Throughout this period we were able to take advantage of market movements as opportunities emerged. Consistent with recent years, in 2015, we maintained a sizeable portion of assets in highly liquid investments allowing for flexibility in the portfolio. During the first half of the year, we managed the weighted average maturity of the portfolio slightly longer in an effort to take advantage of investments which provided value on the longer end of the money market yield curve. We were comfortable in this strategy as it appeared the Federal Open Market Committee (FOMC) could be on hold from adjusting interest rate policy to later in the year.

As the year progressed and we moved into the second half of the year, the topic of Securities and Exchange Commission (SEC) Money Market Industry Reform became more prevalent. The Money Market Fund Industry has been hard at work adjusting to rule changes spurred by the SEC in response to the 2008 financial crisis. At Meeder, all involved have been analyzing the rule changes in an effort to provide shareholders with the best solutions. Throughout 2016, we will communicate changes as they become available. The final date for implementation of SEC rule changes is October 14, 2016.

Period & Average Annual Total Returns as of
December 31, 2015 (Unaudited)

	1 Year	3 Year	5 Year	10 Year	Inception Date
Money Market Fund - Retail Class	0.07%	0.07%	0.08%	1.34%	3/27/85
Expense Ratios+: Audited Net 0.18% Gross 0.67%
Current & Effective Yields*	7-day Compound: 0.24%			7-day Simple: 0.24%
Lipper Average General Purpose Money Market Fund	0.01%	0.01%	0.01%	1.19%	3/31/85

	1 Year	3 Year	5 Year	10 Year	Inception Date
Money Market Fund - Institutional Class	0.11%	0.12%	0.14%	1.43%	12/28/04
Expense Ratios+: Audited Net 0.14% Gross 0.65%
Current & Effective Yields*	7-day Compound: 0.26%			7-day Simple: 0.26%
Lipper Average General Purpose Money Market Fund	0.01%	0.01%	0.01%	1.19%	12/31/04

The strategy remained consistent with that of the first half of 2015. Since we had been committed to maintaining strong liquidity in the portfolio, we were able to capitalize on opportunities along the money market curve in highly rated investment securities. During this time we were able to manage the Fund’s weighted average maturity in line with that of the first half of the year. As we moved closer to an anticipated move from the FOMC, our thesis that this interest rate cycle could be longer and slower than historical cycles became more probable. Our sector allocation favored an overweight in high-quality liquid investments and short-term investment grade corporate debt.

As we completed 2015, our belief was that the Fund should be positioned to maintain its strong performance. In the event of additional interest rate increases from the FOMC, we believe the portfolio is positioned to perform in the anticipated environment of a more gradual ascent. As we continuously monitor the markets and our strategy, we will remain vigilant and keep in mind the best interests of our shareholders.

Sector Concentration
 as of December 31, 2015

Other Money Market Funds	34%
Repurchase Agreements	27%
Corporate Obligations	11%
Certificates of Deposits	11%
Commercial Paper	9%
U.S. Gov’t Agency	7%
Bank Obligations	1%
Total	100.0%

As a percentage of total net assets. Concentrations are subject to change.

Top 10 Holdings
 as of December 31, 2015

1.	Fidelity Institutional Money Market Portfolio, 0.32%	34.3%
2.	South Street Repo, 0.60%, 1/04/2016	13.4%
3.	Caterpillar Financial Power Investment Floating Rate Demand Note, 0.45%	7.1%
4.	FCStone Repo, 0.42%, 1/05/2016	4.5%
5.	FCStone Repo, 0.42%, 1/06/2016	4.5%
6.	FCStone Repo, 0.42%, 1/07/2016	4.5%
7.	Federal Farm Credit Bank, 0.40%, 11/09/2016	2.2%
8.	Federal Farm Credit Bank, 0.53%, 10/20/2016	2.2%
9.	GE Capital Corp, 1.21%, 5/09/2016	1.0%
10.	Royal Bank of Canada, 0.46%, 5/12/2016	0.9%

As a percentage of total net assets.

Page 4	2015 Annual Report | December 31, 2015

Annual Returns (Retail Class): 2006 - 2015

Annual Returns (Institutional Class): 2006 - 2015

Management fees and/or expenses were voluntarily waived and/or reimbursed in order to reduce the operating expenses of both the retail class and the institutional class of the Money Market Fund during certain periods shown above. Investments in the Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund. + The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/15, including the effect of expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s average daily net assets as shown in the most current Fund Prospectus. Please see additional disclosures on page 21.

2015 Annual Report | December 31, 2015	Page 5

Total Return Bond Fund

The Meeder Total Return Bond Fund declined 2.51% for the year ended December 31, 2015. The Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, returned 0.55% over the aforementioned time period. The year was characterized as challenging as several factors, domestically and internationally, played a role in undermining performance. Bonds across all sectors were tested by different headwinds resulting in varying degrees of performance support. By the end of the year, the top performing sector we monitor, the Barclays U.S. Treasury 7-10 Year Index, returned 1.63%. All in all, the theme of higher credit quality matched with intermediate duration performed ahead of other strategies for the year.

In the first half of 2015, the fixed income markets were subjected to a tug-of-war of, will-she-or-won’t-she, referring to FOMC Chairwoman Janet Yellen, and the quest to change years of historically low interest rate policy. With each passing month, economic reports varied enough leaving a data dependent FOMC on the sideline. This gave investor’s confidence that if interest rate policy was to be altered a gradual pace carried greater probability. As a result, our proprietary credit models directed us to favor high yield corporate bonds for a majority of this period. The sector as measured by the Barclays U.S. Corporate High Yield Index reported strong performance for the first half of 2015 gaining 2.53%. Other sectors which added to performance were U.S. dollar emerging market bonds and investment grade bonds. The major detractor to performance was our duration of allocation to government securities within the portfolio. During the first half of the year, on average, our duration in this sector was longer than that of the benchmark index.

Period & Average Annual Total Returns as of
December 31, 2015 (Unaudited)

	1 Year	3 Year	Since Inception	Inception Date
Total Return Bond Fund	-2.51%	-0.26%	1.62%	6/30/11
Expense Ratios+: Audited Net 0.88% Gross 1.73%
Barclays US Aggregate Bond Index	0.55%	1.44%	3.00%	6/30/11

Sector Concentration
 as of December 31, 2015

Corporate	41.9%
Government	36.0%
Securitized	12.2%
Cash & Equivalents	8.7%
Municipal	0.9%
Derivative	0.3%
Total	100.0%

As a percentage of total net assets. Concentrations are subject to change.

The second half of 2015 saw the rise of greater volatility across all bond sectors. Market volatility was instigated mainly by the effects of depreciating commodities, fluctuating currencies, global central bank policies and global growth concerns. The combination of these hurdles pushed investor sentiment towards a more conservative stance. In general, all fixed income sectors faced volatility throughout this period. The sector that underperformed the most during the last six months of 2015 was high yield corporate bonds. With excess volatility in the markets, several factors within our credit models turned negative prompting us to favor higher quality investments for most of the period. Despite our more conservative profile, the Barclays U.S. Aggregate Bond Index outperformed the Fund in the second half of 2015. The main detractor from performance versus the Index was our underweight position in U.S. Treasury investments.

As we move into 2016, we continue to believe volatility will be prevalent. Global growth concerns and declining commodity prices are still expected to weigh on investor sentiment. The FOMC has embarked on a new interest rate cycle which heightens the debate surrounding the FOMC’s pledge to move to a more normal interest rate environment in the face of market volatility. As for the Fund, we will continue to act in accordance with our models while adhering to our commitment to manage the portfolio in the best interest of our shareholders.

Top 10 Holdings
 as of December 31, 2015

1.	iShares iBoxx $ High Yield Corporate Bd	14.9%
2.	iShares 1-3 Year Treasury Bond	10.0%
3.	iShares 3-7 Year Treasury Bond	8.0%
4.	iShares JPMorgan USD Emerg Markets Bond	7.9%
5.	Goldman Sachs Emerging Mkt Debt Instl	7.2%
6,	Metropolitan West Total Return Bond I	6.0%
7.	Prudential Total Return Bond Z	6.0%
8.	DoubleLine Total Return Bond I	6.0%
9.	Lord Abbett High Yield I	5.0%
10.	SPDR® Barclays High Yield Bond ETF	5.0%

As a percentage of total net assets.

Page 6	2015 Annual Report | December 31, 2015

Growth of $10,000: 6/30/11 - 12/31/15

The Growth of $10,000 chart compares the Total Return Bond Fund’s value to the Barclays US Aggregate Bond Index, the Fund’s broad-based benchmark. The chart is intended to give you a general idea of how the Fund performed compared to this benchmark over the period from June 30, 2011 to December 31, 2015. An understanding of the differences between the Fund and this index is important. The index is a hypothetical unmanaged index that does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management fees and/or expenses were voluntarily waived and/or reimbursed in order to reduce the operating expenses of the Total Return Bond Fund during certain periods shown above. + The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/15, including the effect of expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s average daily net assets, including acquired fund fees and expenses, as shown in the most current Fund Prospectus. Please see additional disclosures on page 21.

2015 Annual Report | December 31, 2015	Page 7

Quantex Fund

The Meeder Quantex Fund returned -7.68% for the year ended December 31, 2015. For the same time period, the S&P MidCap 400 and Russell 2000 Indexes returned -2.18% and -4.41%, respectively.

We utilized rankings from our quantitative financial model to determine which securities were to be held in the Fund at the beginning of each year. Relative to the S&P MidCap 400 Index, stock selection within the consumer discretionary sector provided the greatest benefit to the Fund, with stock selection in the materials sector having benefited performance as well. With the drastic drop in oil prices, it is not a surprise the largest detractor from performance was our sector overweight in energy. In addition, stock selection within the energy sector detracted from performance. For the full year 2015, many stocks contributed positively to the performance of the Fund. The top performing stock for the year was Thoratec, which was up 94%. Other top performers for the year included Cablevision Systems (up 63%) and Verisign (up 53%). The largest detractors from performance during the year were Peabody Energy (down 93%), Tidewater (down 77%), and Consol Energy (down 77%).

Period & Average Annual Total Returns as of
December 31, 2015 (Unaudited)

	1 Year	3 Year	5 Year	10 Year	Inception Date
Quantex Fund[1]	-7.68%	12.68%	9.93%	8.03%	3/20/85
Expense Ratios+: Audited Net 1.09% Gross 1.53%
Blended Index[2]	-3.28%	12.23%	9.95%	7.53%	3/31/85
Russell 2000 Index	-4.41%	11.65%	9.19%	6.80%	3/31/85
S&P MidCap 400 Index	-2.18%	12.76%	10.68%	8.18%	3/31/85

Growth of $10,000: 12/31/05 -12/31/15

The Growth of $10,000 chart compares the value of the Quantex Fund to the S&P MidCap 400 Index and the Russell 2000 Index, the Fund’s broad-based benchmarks, and to the Blended Index, which consists of 50% of the Russell 2000 Index and 50% of the S&P MidCap 400 Index. The chart is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period from December 31, 2005 to December 31, 2015. An understanding of the differences between the Fund and these indices is important. The benchmark indices do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Additionally, we incorporated the use of equity index derivatives, such as stock index futures, in the Fund in order to equitize cash positions. Since these derivatives are designed to track the respective stock index in question, there was no discernible impact to the Fund’s relative performance in 2015.

Sector Concentration
 as of December 31, 2015

Financials	18.9%
Consumer Discretionary	17.1%
Industrials	16.4%
Information Technology	15.4%
Energy	8.2%
Materials	6.2%
Healthcare	5.6%
Consumer Staples	4.1%
Utilities	3.4%
Telecommunication Services	1.2%
Money Market Registered Investment Companies	14.8%
Bank Obligations	1.3%
Other Assets/Liabilities (Net)	(12.6%)
Total	100.0%

As a percentage of total net assets. Concentrations are subject to change. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

Top 10 Holdings
 as of December 31, 2015

1.	VeriSign Inc	1.6%
2.	Post Holdings Inc	1.6%
3.	Total System Services Inc	1.6%
4.	Dreamworks Animation SKG Inc	1.6%
5.	Snap-on Inc	1.3%
6,	Mack-Cali Realty Corp	1.3%
7.	Hasbro Inc	1.3%
8.	PerkinElmer Inc	1.3%
9.	Cathay General Bancorp	1.3%
10.	Convergys Corporation	1.3%

As a percentage of total net assets.

The Adviser has contractually agreed to reduce its management fee by 0.25%. This agreement may be terminated by the Adviser after April 30, 2016. + The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/15, including the effect of expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s average daily net assets as shown in the most current Fund Prospectus. Please see additional disclosures on page 21.

Page 8	2015 Annual Report | December 31, 2015

Muirfield Fund

The Meeder Muirfield Fund returned -5.50% for the year ended December 31, 2015 compared to the Fund’s Blended Index return of 0.96% and S&P 500 Index return of 1.38%. We entered 2015 fully invested in the equity markets following output from our investment model that indicated a favorable risk/reward dynamic in the stock market. However, as the year progressed we began establishing a defensive position in the second quarter following deterioration in the technical components of our investment model. As a result, we ended the year with 60% invested exposure and a 40% defensive position.

At the start of 2015, we also established tactical exposure to both developed international and emerging market equities due to improving valuation, currency, and momentum metrics in our investment model that evaluates domestic versus international securities. However, at the start of the third quarter we eliminated our emerging markets exposure and reduced our developed international positions mainly due to deteriorating momentum variables. Overall, our international exposure detracted from the Fund’s returns relative to the S&P 500 Index.

Period & Average Annual Total Returns as of
December 31, 2015 (Unaudited)

	1 Year	3 Year	5 Year	10 Year	Inception Date
Muirfield Fund	-5.50%	11.40%	7.51%	5.05%	8/10/88
Expense Ratios+: Audited Net 1.03% Gross 1.51%
Blended Index[3]	0.96%	9.01%	7.63%	5.17%	7/31/88
S&P 500 Index	1.38%	15.13%	12.57%	7.31%	7/31/88

Growth of $10,000: 12/31/05 - 12/31/15

The Growth of $10,000 chart compares the value of the Muirfield Fund to the S&P 500 Index, the Fund’s broad-based benchmark, and to the Blended Index which is composed of 60% of the S&P 500 Index and 40% of 90-day T-bills. The chart is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period from December 31, 2005 to December 31, 2015. An understanding of the differences between the Fund and these benchmarks is important. The benchmark indices are hypothetical unmanaged indices of common stocks and 90-day T-bills that do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

For the full year, the top contributor to our relative return was Anacor Pharmaceuticals, which returned 91%. Other top contributors include Valero Energy (up 47%) and JetBlue Airways (up 36%). The top detractors from performance include Skechers (down 33%), The Finish Line (down 33%), and Sucampo Pharmaceuticals (down 33%).

Additionally, we incorporated the use of equity index derivatives, such as stock index futures, in the Fund in order to equitize cash positions as well as manage the equity exposure of the Fund. With regard to equitizing cash positions, these derivatives are designed to track the respective stock index, so there was no discernible impact to the Fund’s relative performance. With regard to managing the Fund’s equity exposure, the use of stock index futures had a negative impact on the performance of the Fund relative to the S&P 500 Index during 2015.

Sector Concentration
 as of December 31, 2015

Information Technology	21.1%
Financials	17.6%
Consumer Discretionary	9.7%
Healthcare	9.3%
Consumer Staples	6.1%
Industrials	5.0%
Energy	4.9%
Utilities	0.2%
Materials	0.1%
Telecommunication Services	0.1%
Registered Investment Companies	1.9%
Money Market Registered Investment Companies	21.5%
Bank Obligations	0.2%
Other Assets/Liabilities (Net)	2.3%
Total	100%

As a percentage of total net assets. Concentrations are subject to change. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

Top 10 Holdings
 as of December 31, 2015

1.	Alphabet Inc Class A	3.1%
2.	Apple Inc	3.0%
3.	Microsoft Corp	2.7%
4.	Amazon.com Inc	2.1%
5.	iShares MSCI EAFE	1.9%
6,	Wells Fargo & Co	1.8%
7.	Exxon Mobil Corporation	1.8%
8.	JPMorgan Chase & Co	1.7%
9.	Pfizer Inc	1.4%
10.	Bank of America Corporation	1.3%

As a percentage of total net assets.

Management fees and/or expenses were voluntarily waived and/or reimbursed in order to reduce the operating expenses of the Muirfield Fund during certain periods shown above. + The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/15, including the effect of expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s average daily net assets, including acquired fund fees and expenses, as shown in the most current Fund Prospectus. Please see additional disclosures on page 21.

2015 Annual Report | December 31, 2015	Page 9

Balanced Fund

The Meeder Balanced Fund returned -4.47% for the year ended December 31, 2015 compared to the Blended Index return of 0.89%, and the S&P 500 Index return of 1.38%. In the equity exposure of the Fund, we entered 2015 fully invested in the equity markets following output from our investment model that indicated a favorable risk/reward dynamic in the stock market. However, as the year progressed we began establishing a defensive position in the second quarter following deterioration in the technical components of our investment model. As a result, we ended the year with 60% invested exposure and a 40% defensive position.

Also, within the equity portion of the Fund, we actively managed our exposure to international equity investments, and maintained a tactical position in both developed international and emerging markets until the start of the third quarter. At that time, we eliminated our emerging market exposure and reduced our developed international positions due to output from our investment model. Within our domestic equity holdings, the top contributors to our relative return included Anacor Pharmaceuticals (up 91%), Valero Energy (up 47%), and JetBlue Airways (up 36%). The top detractors from performance include Skechers (down 29%), The Finish Line (down 33%), and Wal-Mart Stores (down 27%).

Period & Average Annual Total Returns as of
December 31, 2015 (Unaudited)

	1 Year	3 Year	5 Year	Since Inception	Inception Date
Balanced Fund[6]	-4.47%	7.52%	5.56%	3.38%	1/31/06
Expense Ratios+: Audited Net 1.22% Gross 1.79%
Blended Index[4]	0.89%	6.74%	6.39%	5.03%	1/31/06
S&P 500 Index	1.38%	15.13%	12.57%	7.09%	1/31/06

Sector Concentration
 as of December 31, 2015

Information Technology	14.3%
Financials	12.9%
Consumer Discretionary	6.8%
Healthcare	6.4%
Consumer Staples	4.2%
Industrials	3.9%
Energy	3.8%
Registered Investment Companies	32.9%
Money Market Registered Investment Companies	13.6%
Bank Obligations	0.3%
Other Assets/Liabilities (Net)	0.9%
Total	100%

As a percentage of total net assets. Concentrations are subject to change. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

In the fixed income portion of the Fund, we were overweight investments with greater credit risk versus that of the broader fixed income market as measured by the Barclays U.S. Aggregate Bond Index. This portion of the Fund underperformed versus the Index due to an underweight allocation to U.S. Government securities. We maintained this portfolio stance as healthy corporate balance sheets and low default rates were supported by an underlying stable U.S. economy. We also maintained an allocation to emerging market bonds and investment grade bonds which also slightly underperformed the Index. Throughout the year, duration in the fixed income portion of the Fund was held on average below that of the Index.

Additionally, we incorporated the use of equity index derivatives, such as stock index futures, in the Fund in order to equitize cash positions as well as manage the equity exposure of the Fund. With regard to equitizing cash positions, these derivatives are designed to track the respective stock index, so there was no discernible impact to the Fund’s relative performance. With regard to managing the Fund’s equity exposure, the use of stock index futures had a negative impact on the performance of the Fund relative to the S&P 500 Index during 2015.

Top 10 Holdings
 as of December 31, 2015

1.	Prudential Total Return Bond Z	3.9%
2.	Metropolitan West Total Return Bond I	3.8%
3.	DoubleLine Total Return Bond I	3.8%
4.	iShares MSCI EAFE	2.5%
5.	iShares iBoxx $ High Yield Corporate Bd	2.3%
6,	iShares 1-3 Year Treasury Bond	2.3%
7.	Apple Inc	1.9%
8.	iShares 3-7 Year Treasury Bond	1.8%
9.	Microsoft Corp	1.8%
10.	Alphabet Inc Class A	1.8%

As a percentage of total net assets.

Page 10	2015 Annual Report | December 31, 2015

Growth of $10,000: 1/31/06 - 12/31/15

The Growth of $10,000 chart compares the Balanced Fund’s value to the S&P 500 Index, the Fund’s broad-based benchmark, and to the Blended Index which is comprised of 42% of the S&P 500 Index, 28% of the average 90-day U.S. Treasury bill and 30% of the Barclays Aggregate Bond Index. The chart is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period from its inception on January 31, 2006 through December 31, 2015. An understanding of the differences between the Fund and these indices is important. The benchmark indices are hypothetical unmanaged indices of common stock that do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management fees and/or expenses were voluntarily waived and/or reimbursed in order to reduce the operating expenses of the Balanced Fund during certain periods shown above. + The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/15, including the effect of expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s average daily net assets as shown in the most current Fund Prospectus. Please see additional disclosures on page 21.

2015 Annual Report | December 31, 2015	Page 11

Dynamic Growth Fund

The Meeder Dynamic Growth Fund returned -3.46% for the year ended December 31, 2015 compared to the S&P 500 Index return of 1.38% for the same time period. At the start of 2015, we established tactical exposure to both developed international and emerging market equities due to improving valuation, currency, and momentum metrics in our investment model that evaluates domestic versus international securities. However, at the start of the third quarter we eliminated our emerging markets exposure and reduced our developed international positions mainly due to deteriorating momentum variables. Overall, our international exposure detracted from the Fund’s returns relative to the S&P 500 Index.

Within our domestic equity exposure, the top contributor to our relative return included Anacor Pharmaceuticals (up 91%), Valero Energy (up 47%), and Humana (up 30%). Relative to the S&P 500 Index, we also benefited from our underweight to Qualcomm. The top detractors from our relative return include Skechers (down 28%), Wal-Mart Stores (down 27%), and HP Inc. (down 33%). From a sector aspect, stock selection in the consumer staples sector detracted most from our returns while our stock selection and underweight to the energy sectors contributed positively to our returns.

Period & Average Annual Total Returns as of
December 31, 2015 (Unaudited)

	1 Year	3 Year	5 Year	10 Year	Inception Date
Dynamic Growth Fund	-3.46%	12.74%	9.15%	5.60%	2/29/00
Expense Ratios+: Audited Net 1.19% Gross 1.62%
S&P 500 Index	1.38%	15.13%	12.57%	7.31%	2/29/00

Growth of $10,000: 12/31/05 - 12/31/15

The Growth of $10,000 chart compares the Dynamic Growth Fund’s value to the S&P 500 Index, the Fund’s broad-based benchmark. The chart is intended to give you a general idea of how the Fund performed compared to this benchmark over the period from December 31, 2005 to December 31, 2015. An understanding of the differences between the Fund and this index is important. The S&P 500 Index is a hypothetical unmanaged index of common stocks that does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Additionally, we incorporated the use of equity index derivatives, such as stock index futures, in the Fund in order to equitize cash positions. Since these derivatives are designed to track the respective stock index in question, there was no discernible impact to the Fund’s relative performance in 2015.

Sector Concentration
 as of December 31, 2015

Information Technology	22.9%
Financials	18.6%
Consumer Discretionary	12.7%
Healthcare	11.0%
Consumer Staples	9.7%
Industrials	7.4%
Energy	5.7%
Telecommunication Services	2.7%
Utilities	0.9%
Materials	0.8%
Registered Investment Companies	4.1%
Money Market Registered Investment Companies	4.7%
Bank Obligations	0.6%
Other Assets/Liabilities (Net)	(1.8%)
Total	100%

As a percentage of total net assets. Concentrations are subject to change. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

Top 10 Holdings
 as of December 31, 2015

1.	iShares MSCI EAFE	4.1%
2.	Apple Inc	3.3%
3.	Alphabet Inc Class A	2.7%
4.	Microsoft Corp	2.2%
5.	Amazon.com Inc	2.0%
6,	Exxon Mobil Corporation	1.8%
7.	Johnson & Johnson	1.8%
8.	JPMorgan Chase & Co	1.6%
9.	Wells Fargo & Co	1.5%
10.	AT&T Inc	1.4%

As a percentage of total net assets.

Management fees and/or expenses were voluntarily waived and/or reimbursed in order to reduce the operating expenses of the Dynamic Growth Fund during certain periods shown above. + The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/15, including the effect of expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s average daily net assets, including acquired fund fees and expenses, as shown in the most current Fund Prospectus. Please see additional disclosures on page 21.

Page 12	2015 Annual Report | December 31, 2015

Aggressive Growth Fund

The Meeder Aggressive Growth Fund returned -4.35% for the year ended December 31, 2015. By comparison, the S&P 500 Index returned 1.38% during the same time period. At the start of 2015, we established tactical exposure to both developed international and emerging market equities due to improving valuation, currency, and momentum metrics in our investment model that evaluates domestic versus international securities. However, at the start of the third quarter we eliminated our emerging markets exposure and reduced our developed international positions mainly due to deteriorating momentum variables. Overall, our international exposure detracted from the Fund’s returns relative to the S&P 500 Index.

Period & Average Annual Total Returns as of
December 31, 2015 (Unaudited)

	1 Year	3 Year	5 Year	10 Year	Inception Date
Aggressive Growth Fund	-4.35%	12.28%	8.43%	5.40%	2/29/00
Expense Ratios+: Audited Net 1.18% Gross 1.67%
S&P 500 Index	1.38%	15.13%	12.57%	7.31%	2/29/00

Growth of $10,000: 12/31/05 - 12/31/15

The Growth of $10,000 chart compares the Aggressive Growth Fund’s value to the S&P 500 Index, the Fund’s broad-based benchmark. The chart is intended to give you a general idea of how the Fund performed compared to this benchmark over the period from December 31, 2005 to December 31, 2015. An understanding of the differences between the Fund and this index is important. The S&P 500 Index is a hypothetical unmanaged index of common stocks that does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Within our domestic equity exposure, the top contributor to our relative return included Anacor Pharmaceuticals (up 91%), JetBlue Airways (up 38%), and Dyax (up 56%). The top detractors from our relative return include The Finish Line (down 34%), Avis Budget Group (down 38%), and Sucampo Pharmaceuticals (down 33%). From a sector aspect, stock selection in the consumer discretionary sector detracted most from our returns while our stock selection in health care and underweight to the energy sector contributed positively to our returns.

Additionally, we incorporated the use of equity index derivatives, such as stock index futures, in the Fund in order to equitize cash positions. Since these derivatives are designed to track the respective stock index in question, there was no discernible impact to the Fund’s relative performance during 2015.

Sector Concentration
 as of December 31, 2015

Information Technology	25.0%
Financials	15.7%
Consumer Discretionary	12.9%
Healthcare	11.5%
Industrials	9.4%
Consumer Staples	7.3%
Energy	5.2%
Utilities	1.8%
Telecommunication Services	1.5%
Materials	0.6%
Registered Investment Companies	5.3%
Money Market Registered Investment Companies	4.9%
Bank Obligations	1.0%
Other Assets/Liabilities (Net)	(2.1%)
Total	100%

As a percentage of total net assets. Concentrations are subject to change. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

Top 10 Holdings
 as of December 31, 2015

1.	iShares MSCI EAFE	5.3%
2.	Apple Inc	3.2%
3.	Alphabet Inc Class A	2.8%
4.	Microsoft Corp	2.6%
5.	Amazon.com Inc	2.0%
6,	General Electric Co	2.0%
7.	Facebook Inc Class A	1.9%
8.	Wells Fargo & Co	1.8%
9.	Exxon Mobil Corporation	1.7%
10.	JPMorgan Chase & Co	1.6%

As a percentage of total net assets.

Management fees and/or expenses were voluntarily waived and/or reimbursed in order to reduce the operating expenses of the Aggressive Growth Fund during certain periods shown above. + The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/15, including the effect of expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s average daily net assets, including acquired fund fees and expenses, as shown in the most current Fund Prospectus. Please see additional disclosures on page 21.

2015 Annual Report | December 31, 2015	Page 13

Global Opportunities Fund

The Meeder Global Opportunities Fund returned -7.21% for the year ended December 31, 2015, compared to the custom benchmark return of -5.10% for the same period. The Fund underperformed the broader market during the year, as measured by the S&P 500 Index, which returned 1.38%. The Global Opportunities Fund is fully invested in the equity market at all times, and holds a target allocation across six distinct investment categories. The mix of investments selected to represent each investment category is variable and actively managed using our strategic investment selection process. The target allocation at the end of 2015 was changed to: 30% international, 25% large-cap, 20% mid-cap, 10% small-cap, 7.5% real estate, and 7.5% commodities.

The strategic weights to each of these categories are periodically reviewed to optimize the return and risk tradeoff based on our analysis. Based on our most recent analysis, we are adjusting the target weights as of December 31, 2015 to reflect new allocations as follows: 40-55% international holdings, 20-25% domestic large-cap holdings, 10-15% domestic mid-cap holdings, 5-10% domestic small-cap holdings, 5-10% real estate holdings, and 5-10% commodities holdings. Because these are target investment allocations, the actual allocations of the Fund’s assets may deviate from the target percentages.

Period & Average Annual Total Returns as of
December 31, 2015 (Unaudited)

	1 Year	3 Year	5 Year	Since Inception	Inception Date
Global Opportunities Fund[7]	-7.21%	6.75%	4.76%	2.90%	1/31/2006
Expense Ratios+: Audited Net 1.19% Gross 1.72%
Blended Index[5]	-5.10%	6.21%	5.85%	4.76%	1/31/2006
S&P 500 Index	1.38%	15.13%	12.57%	7.09%	1/31/2006

Sector Concentration
 as of December 31, 2015

Financials	14.2%
Information Technology	11.7%
Energy	6.8%
Consumer Discretionary	6.7%
Industrials	6.3%
Healthcare	4.4%
Consumer Staples	2.3%
Materials	1.1%
Utilities	0.6%
Registered Investment Companies	41.8%
Money Market Registered Investment Companies	19.3%
Bank Obligations	0.7%
Other Assets/Liabilities (Net)	(15.9%)
Total	100%

As a percentage of total net assets. Concentrations are subject to change. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

The Fund’s performance during 2015 versus the S&P 500 can be attributed to several of the asset allocation categories. While the S&P 500 posted a gain of 1.38% during the year, the international category, which comprised 30% of the Fund, lagged the performance of the S&P 500 with developed international falling 0.39% for the year while emerging markets declined by 14.60%. Additionally, the commodities category fell by 32.86%, driven by the sharp decline in oil prices. Domestically, smaller market cap ranges also underperformed the S&P 500, with the Russell 2000 Index of small-cap stocks falling 4.41%, while the S&P MidCap 400 Index declined by 2.18% for 2015. The only asset allocation category in question that posted returns above the S&P 500 in 2015 was real estate investments, with the Dow Jones US Select REIT Index increasing 4.48% for the year.

Additionally, we incorporated the use of equity index derivatives, such as stock index futures, in the Fund in order to equitize cash positions and make adjustments to certain asset allocation categories. Since these derivatives are designed to track the respective stock index in question, there was no discernible impact to the Fund’s relative performance in 2015.

Top 10 Holdings
 as of December 31, 2015

1.	iShares MSCI EAFE	15.3%
2.	iShares Core MSCI Emerging Markets	7.9%
3.	Ivy International Core Equity I	6.7%
4.	iShares Core MSCI EAFE	6.5%
5.	Goldman Sachs Em Mkts Eq Insghts Intl	3.2%
6,	Oppenheimer Developing Markets Y	2.3%
7.	Exxon Mobil Corporation	1.7%
8.	Apple Inc	1.3%
9.	JPMorgan Chase & Co	1.3%
10.	Amazon.com Inc	1.2%

As a percentage of total net assets.

Page 14	2015 Annual Report | December 31, 2015

Growth of $10,000: 1/31/06- 12/31/15

The Growth of $10,000 chart compares the Global Opportunities Fund’s value to the S&P 500 Index, the Fund’s broad-based benchmark and to the Blended Index, which is comprised of 25% of the S&P 500 Index, 20% of the S&P 400 Mid Cap Index, 15% MSCI Emerging Market Index, 15% of the MSCI EAFE Index, 10% of the Russell 2000 Index, 7.5% of the S&P GSCI Index, and 7.5% Dow Jones U.S. Select REIT Index. The chart is intended to give you a general idea of how the Fund performed compared to this benchmark over the period from January 31, 2006 to December 31, 2015. An understanding of the differences between the Fund and these indices is important. The benchmark indices are hypothetical unmanaged indices of common stocks that do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management fees and/or expenses were voluntarily waived and/or reimbursed in order to reduce the operating expenses of the Global Opportunities Fund during certain periods shown above. + The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/15, including the effect of expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s average daily net assets, including acquired fund fees and expenses, as shown in the most current Fund Prospectus. Please see additional disclosures on page 21.

2015 Annual Report | December 31, 2015	Page 15

Miller/Howard Infrastructure Fund

The Miller/Howard Infrastructure Fund returned -16.92% for the year ended December 31, 2015, compared to the Russell 3000 Utilities Index return of -1.74% for the same time period. It was a fairly quiet start to the year for the infrastructure space. Among our portfolio highlights during the quarter, Spanish mega-utility Iberdrola announced a deal to merge into our UIL Holdings to create a combined company with a 7GW wind, solar, natural gas, and biomass generation fleet. We used our UIL proceeds to buy Aqua America, the second largest water utility in the U.S.

After a good start to the year, the Fund had a difficult second and third quarter, primarily brought on by market volatility and downward pressure on energy prices, which negatively impacted holdings in the energy infrastructure space. A bright spot for the Fund was in the telecom space during the second quarter, including AT&T. Portfolio leaders during the third quarter were water utilities. Our country’s two largest water utilities, American Water Works and Aqua America, delivered solid returns, while Paris-based Veolia marched steadily higher.

Period & Average Annual Total Returns as of
December 31, 2015 (Unaudited)

	1 Year	3 Year	5 Year	10 Year	Inception Date
Miller/Howard Infrastructure Fund[8]	-16.92%	5.44%	4.34%	4.81%	6/21/95
Expense Ratios+: Audited Net 1.98% Gross 1.89%
Russell 3000 Utilities Index	-1.74%	9.66%	9.81%	7.27%	6/30/95
Morningstar Global Equity Infrastructure Index[9]	-9.51%	6.40%	4.89%	5.67%	6/30/95

Growth of $10,000: 12/31/05 - 12/31/15

The Growth of $10,000 chart compares the Miller/Howard Infrastructure Fund’s value to the Russell 3000 Utilities Index and Morningstar Global Equity Infrastructure Index, the Fund’s broad-based benchmarks. The chart is intended to give you a general idea of how the Fund performed compared to this benchmark over the period from December 31, 2005 to December 31, 2015. An understanding of the differences between the Fund and these indices is important. The benchmark indices are hypothetical unmanaged indices of common stocks that do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

After an extraordinarily weak August, we found bargains among several midstream pipeline general partners, and we added to positions in Williams Companies, Spectra, and Kinder Morgan. Toward the end of the third quarter, we increased our weightings in two portfolio gas utility holdings, Questar and Sempra, and initiated a third, NiSource. We sold out of two infrastructure “enablers,” General Electric and engineering and construction firm Quanta. Both are quality names, but we believe a modest reduction to the portfolio’s cyclical exposure is warranted.

Broad portfolio strength in the fourth quarter was not enough to offset fierce energy headwinds. Concerns over falling energy prices and volumes, combined with technical selling pressure, weighed heavily on energy infrastructure holdings. Still, the intrinsic value of these assets is tied not to the vagaries of day-to-day trading, but to a long runway of future cash flow. Upon much reflection, we are confident in the enduring importance of the assets we own. So while sentiment could weigh for a period, we did not make changes to our energy holdings during the final quarter of 2015.

Sector Concentration
 as of December 31, 2015

Telecommunication Services	28.7%
Utility Services	17.8%
Pipelines	15.8%
Natural Gas Distribution	15.1%
Electric Utility	12.3%
Water Utility	8.8%
Oil Exploration & Production	1.6%
Money Market Registered Investment Companies	0.2%
Other Assets/Liabilities (Net)	(0.3%)
Total	100%

As a percentage of total net assets. Concentrations are subject to change.

Top 10 Holdings
 as of December 31, 2015

1.	ITC Holdings Corp	5.5%
2.	Veolia Environnement SA ADR	5.2%
3.	MDU Resources Group Inc	4.8%
4.	Macquarie Infrastructure Corp	4.5%
5.	American Tower Corp	3.9%
6,	OGE Energy Corp	3.8%
7.	Sempra Energy	3.5%
8.	Enterprise Products Partners LP	3.5%
9.	Questar Corp	3.5%
10.	Telephone and Data Systems Inc	3.3%

As a percentage of total net assets.

Management fees and/or expenses were voluntarily waived and/or reimbursed in order to reduce the operating expenses of the Miller/Howard Infrastructure Fund during certain periods shown above. + The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/15, including the effect of expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s average daily net assets, including acquired fund fees and expenses, as shown in the most current Fund Prospectus. Please see additional disclosures on page 21.

Page 16	2015 Annual Report | December 31, 2015

Spectrum Fund

The Meeder Spectrum Fund returned -1.21% since inception for the year ended December 31, 2015, compared to the Fund’s Blended Index return of 0.96% and S&P 500 Index return of 1.38%. We started 2015 fully invested in the equity markets following output from our investment model that indicated a favorable risk/reward dynamic in the stock market. However, as the year progressed we began establishing a defensive position in the second quarter following deterioration in the technical components of our investment model. As a result, we ended the year with 60% invested exposure and a 40% defensive position.

For the full year, the top contributor to our relative return was Anacor Pharmaceuticals, which returned 131% for the period. Other top contributors include PMC-Sierra (up 28%) and Onemain Holdings (up 51%). We also benefited from a short position in Ovascience, which fell by 84%. The top detractors from performance include Rent-A-Center (down 45%) and Aaron’s (down 37%). Our performance was also negatively impacted by our short position in Ultragenyx Pharmaceutical, which gained by 81%.

Period & Average Annual Total Returns as of
December 31, 2015 (Unaudited)

	1 Year	Since Inception	Inception Date
Spectrum Fund	-1.21%	-1.21%	1/1/2015
Expense Ratios+: Audited Net 1.49% Gross 2.41%
Blended Index[3]	0.96%	0.96%	1/1/2015
S&P 500 Index	1.38%	1.38%	1/1/2015

Top 10 Holdings
 as of December 31, 2015

1.	iShares MSCI EAFE	1.7%
2.	Alphabet Inc Class A	0.4%
3.	Amazon.com Inc	0.4%
4.	Memorial Resource Development Corp	0.4%
5.	Microsoft Corp	0.4%
6,	Facebook Inc Class A	0.4%
7.	Anacor Pharmaceuticals Inc	0.4%
8.	Constellation Brands Inc Class A	0.4%
9.	Regeneron Pharmaceuticals Inc	0.4%
10.	Radius Health Inc	0.4%

As a percentage of total net assets.

Our performance was also negatively impacted by our international exposure. We established tactical exposure to both developed international and emerging market equities at the start of 2015 due to improving valuation, currency, and momentum metrics in our investment model. However, at the start of the third quarter we eliminated our emerging markets exposure and reduced our developed international positions mainly due to deteriorating momentum variables.

Additionally, we incorporated the use of equity index derivatives, such as stock index futures, in the Fund in order to equitize cash positions as well as manage the equity exposure of the Fund. With regard to equitizing cash positions, these derivatives are designed to track the respective stock index, so there was no discernible impact to the Fund’s relative performance. With regard to managing the Fund’s equity exposure, the use of stock index futures had a negative impact on the performance of the Fund relative to the S&P 500 Index during 2015.

Sector Concentration
 as of December 31, 2015

Long Positions
Information Technology	16.1%
Financials	13.0%
Healthcare	12.4%
Consumer Discretionary	10.3%
Industrials	6.2%
Consumer Staples	4.3%
Energy	4.2%
Utilities	1.4%
Materials	1.2%
Telecommunication Services	0.3%
Registered Investment Companies	1.8%
Money Market Registered Investment Companies	16.6%
Bank Obligations	0.2%
Other Assets/Liabilities (Net)	31.7%
Total Long	119.7%

Short Positions
Financials	(4.0%)
Consumer Discretionary	(3.5%)
Healthcare	(3.0%)
Industrials	(1.9%)
Information Technology	(1.8%)
Materials	(1.8%)
Energy	(1.3%)
Utilities	(1.3%)
Consumer Staples	(0.6%)
Telecommunication Services	(0.5%)
Total Short	(19.7%)
Total	100%

As a percentage of total net assets. Concentrations are subject to change. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

2015 Annual Report | December 31, 2015	Page 17

Growth of $10,000: 1/1/15- 12/31/15

The Growth of $10,000 chart compares the Spectrum Fund’s value to the S&P 500 Index, the Fund’s broad-based benchmark, and to the Blended Index which is composed of 60% S&P 500 Index and of 40% 90-day T-Bills. The chart is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period from January 1, 2015 to December 31, 2015. An understanding of the differences between the Fund and these indices is important. The benchmark indices are hypothetical unmanaged indices of common stocks that do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management fees and/or expenses were voluntarily waived and/or reimbursed in order to reduce the operating expenses of the Spectrum Fund during certain periods shown above. + The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/15, including the effect of expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s average daily net assets, including acquired fund fees and expenses, as shown in the most current Fund Prospectus. Please see additional disclosures on page 21.

Page 18	2015 Annual Report | December 31, 2015

Dividend Opportunities Fund

The Meeder Dividend Opportunities Fund returned -4.15% for the six months ended December 31, 2015. By comparison, the Russell 1000 Value Index returned -3.07%, and the S&P 500 Index returned 0.42% during the same time period. Stock selection in consumer discretionary sector was the primary detractor from performance, while our underweight to the energy sector benefited performance.

Relative to the Russell 1000 Value Index for the period, our overweight positions in companies with exposure to the housing sector benefited performance, which included Home Depot (up 18%) and Lowes (up 13%). We also benefited from our position in Valero Energy (up 9%) and Leidos (up 33%). The largest detractor from performance was Quad Graphics (down 45%), while Macy’s (down 45%) and Navient (down 36%) negatively impacted performance as well.

Period & Average Annual Total Returns as of
December 31, 2015 (Unaudited)

	Since Inception	Inception Date
Dividend Opportunities Fund	-4.15%	6/30/2015
Expense Ratios+: Audited Net 1.26% Gross 1.77%
Russell 1000 Value Index	-3.07%	6/30/2015
S&P 500 Index	0.42%	6/30/2015

Growth of $10,000: 6/30/15-12/31/15

The Growth of $10,000 chart compares the Dividend Opportunities Fund’s value to the Russell 1000 Value Index and the S&P 500 Index, the Fund’s broad-based benchmarks. The chart is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period from June 30, 2015 to December 31, 2015. An understanding of the differences between the Fund and these indices is important. The benchmark indices are hypothetical unmanaged indices of common stocks that do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Additionally, we incorporated the use of equity index derivatives, such as stock index futures, in the Fund in order to equitize cash positions. Relative to the benchmark index, the use of stock index derivatives had a positive impact on performance for the period.

Sector Concentration
 as of December 31, 2015

Financials	23.9%
Consumer Staples	15.4%
Information Technology	14.3%
Healthcare	10.2%
Consumer Discretionary	9.2%
Industrials	8.1%
Energy	8.0%
Telecommunication Services	4.2%
Utilities	1.1%
Money Market Registered Investment Companies	2.7%
Bank Obligations	0.6%
Other Assets/Liabilities (Net)	2.3%
Total	100%

As a percentage of total net assets. Concentrations are subject to change. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

Top 10 Holdings
 as of December 31, 2015

1.	Johnson & Johnson	3.0%
2.	JPMorgan Chase & Co	2.7%
3.	Exxon Mobil Corporation	2.7%
4.	Procter & Gamble Co	2.6%
5.	Microsoft Corp	2.6%
6,	AT&T Inc	2.6%
7.	Pfizer Inc	2.5%
8.	General Electric Co	2.3%
9.	Bank of America Corporation	2.2%
10.	Merck & Co Inc	2.1%

As a percentage of total net assets.

Management fees and/or expenses were voluntarily waived and/or reimbursed in order to reduce the operating expenses of the Dividend Opportunities Fund during certain periods shown above. + The Audited Net Expense Ratio is annualized and is based on average daily net assets and reflects actual expenses of the Fund paid over the six month period ended 12/31/15, including the effect of expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s average daily net assets, including acquired fund fees and expenses, as shown in the most current Fund Prospectus. Please see additional disclosures on page 21.

2015 Annual Report | December 31, 2015	Page 19

Shareholder Expense Analysis (Unaudited)

Shareholders of mutual funds pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1 fees) and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from June 30, 2015 to December 31, 2015.

ACTUAL EXPENSES: You may use actual account values and actual expenses, along with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g.: an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES: Hypothetical account values and hypothetical expenses are based on the Funds’ actual expense ratios and assume rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

		Beginning Account Value (6/30/15)	Ending Account Value (12/31/15)	Expenses Paid During Period[1] (6/30/15 - 12/31/15)	Expense Ratio (Annualized)
Muirfield Fund	Actual	$1,000.00	$945.00	$4.51	0.92%
	Hypothetical	1,000.00	1,020.57	4.69	0.92%
Miller/Howard Infrastructure Fund	Actual	1,000.00	853.30	10.00	2.14%
	Hypothetical	1,000.00	1,014.42	10.87	2.14%
Quantex Fund	Actual	1,000.00	925.60	5.97	1.23%
	Hypothetical	1,000.00	1,019.00	6.26	1.23%
Dynamic Growth Fund	Actual	1,000.00	964.40	5.84	1.18%
	Hypothetical	1,000.00	1,019.26	6.01	1.18%
Aggressive Growth Fund	Actual	1,000.00	952.00	5.22	1.06%
	Hypothetical	1,000.00	1,019.86	5.40	1.06%
Balanced Fund	Actual	1,000.00	958.80	5.58	1.13%
	Hypothetical	1,000.00	1,019.51	5.75	1.13%
Global Opportunities Fund	Actual	1,000.00	920.80	5.52	1.14%
	Hypothetical	1,000.00	1,019.46	5.80	1.14%
Spectrum Fund	Actual	1,000.00	978.10	7.53	1.51%
	Hypothetical	1,000.00	1,017.59	7.68	1.51%
Dividend Opportunities Fund	Actual	1,000.00	958.50	6.22	1.26%
	Hypothetical	1,000.00	1,018.85	6.41	1.26%
Total Return Bond Fund	Actual	1,000.00	978.20	4.54	0.91%
	Hypothetical	1,000.00	1,020.62	4.63	0.91%
Money Market Fund - Retail Class	Actual	1,000.00	1,000.40	0.96	0.19%
	Hypothetical	1,000.00	1,024.25	0.97	0.19%
Money Market Fund - Institutional Class	Actual	1,000.00	1,000.60	0.81	0.16%
	Hypothetical	1,000.00	1,024.40	0.82	0.16%

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs were included, your costs would have been higher.

[1]

Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the total number of days in the six-month period).

Page 20	2015 Annual Report | December 31, 2015

Disclosures

Past performance is not a guarantee of future results. Investing in securities involves inherent risks, including the risk that you can lose the value of your investment. There is no assurance that the investment process will lead to successful results. Investments in foreign securities may entail unique and additional risks including political, market and currency risks. Returns for periods of one year and greater are annualized. All performance figures represent total returns and average annual total returns or current and effective yields for the periods ended December 31, 2015. Investment performance assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so an investor’s shares or units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current performance data is available at www.meederfunds.com. Management fees and/or expenses were voluntarily waived and/or reimbursed in Meeder Funds during certain periods shown to reduce expenses. Any transfer agent fee waivers are contractual. The Quantex Fund management fee waiver is contractual and can be terminated annually by the Adviser on its renewal date, April 30, 2016.

[1]

The Quantex Fund was previously known as The Highlands Growth Fund. On April 30, 2005, The Highlands Growth Fund changed its name to the Quantex Fund™, also changing the Fund’s investment objective and strategies. The Highlands Growth Fund focused on large-cap equities, while the Quantex Fund utilizes quantitative investment strategies that invest primarily in small- and mid-cap equities. Due to this change in strategy on April 30, 2005, the S&P 500 Index is a more comparative index for Fund performance prior to April 30, 2005. The Russell 2000 Index and S&P MidCap 400 Index are more comparative indices for Fund performance after April 30, 2005.

[2]	The blended index consists of 50% of the Russell 2000 Index and 50% of the S&P MidCap 400 Index.

[3]	The blended index is comprised of 60% of the S&P 500 Index and 40% of the average 90-day U.S. T-bill.

[4]	The blended index is comprised of 42% of the S&P 500 Index, 28% of the average 90-day U.S. Treasury bill and 30% of the Barclays Aggregate Bond Index.

[5]

The blended index is comprised of 25% of the S&P 500 Index, 20% of the S&P 400 Index, 15% of the MSCI EAFE Index, 15% of the MSCI Emerging Markets Index, 10% of the Russell 2000 Index, 7.5% of the Dow Jones US Select REIT Index and 7.5% of the S&P GSCI Index.

[6]

On August 25, 2008, The Defensive Growth Fund became known as The Defensive Balanced Fund and its investment strategy changed. In 2012, The Defensive Balanced Fund became known as the Balanced Fund. This Fund will always invest at least 30% and may invest up to 70% of its assets primarily in equity mutual funds. In addition, this Fund will always invest at least 30% and may invest up to 70% of its assets primarily in investment grade bonds, money market instruments, or exchange traded funds.

[7]

On August 24, 2008, The Focused Growth Fund became known as the Strategic Growth Fund and its investment strategy changed. On December 31, 2015, the Strategic Growth Fund changed its name to Global Opportunities Fund. The investment strategy of the Fund changed to generally invest, under normal circumstances, at least 40% of its net assets in holdings outside the United States, representing at least three different countries. The Fund will continue to invest primarily in equity holdings with the following target allocations: 40-55% international holdings, 20-25% domestic large-cap holdings, 10-15% domestic mid-cap holdings, 5-10% domestic small-cap holdings, 5-10% real estate holdings, and 5-10% commodities holdings. Because these are target investment allocations, the actual allocations of the Fund’s assets may deviate from the target percentages.

[8]

On June 30, 2011, the Total Return Utilities Fund changed its name to the Utilities and Infrastructure Fund. On December 31, 2015, the Utilities and Infrastructure Fund changed its name to Miller/Howard Infrastructure Fund to better reflect the use of proprietary investment strategies developed by Miller/Howard Investments, Inc., the Fund’s current sub-adviser. The investment strategy of the Fund was modified. The Fund will generally invest at least 80% of its net assets in infrastructure companies. In addition, the Fund may invest up to 25% of its total assets in securities of master limited partnerships (“MLPs”) in the energy sector. The Fund will continue to invest at least 25% of its total assets in securities of public utility companies.

[9]	On December 31, 2015 the Miller/Howard Infrastructure Fund added the Morningstar Global Equity Infrastructure Index as a broad-based benchmark as it more accurately reflects the Fund’s positioning.

*

The current and effective yields quoted for the Money Market Fund are as of December 31, 2015. Yield quotations more closely reflect the current earnings of the Money Market Fund than do total return quotations. To obtain the current 7-day yields for the Money Market Fund, call Meeder Funds Client Services Department toll free at (800) 325-3539 or (614) 760-2159. Investments in the Money Market Fund (either class) are not a deposit and are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in Money Market Fund (either class).

This is not an offer to purchase securities. Investors are advised to consider the investment objectives, risks, charges and expenses of the Meeder Funds , as well as current Fund performance information, carefully before investing. The Meeder Funds prospectus contains this and other information. To request or receive a copy of the Meeder Funds prospectus, you may call (800) 325-3539, visit our website at www.meederfunds. com, or write to P.O. Box 7177, Dublin, OH 43017.

Note on comparative indices: Returns for an index do not reflect fees, brokerage commissions, or other expenses associated with investing. One cannot invest directly in an index. Source for equity index data: Bloomberg LP. Source for fixed income index data: Morningstar, Inc. Source for average general-purpose money market fund performance: Lipper, Inc.

©2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or redistributed; and (3) is not warranted to be accurate complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

©2015 Reuters. All rights reserved. Lipper, a Reuters Company, supplied information contained in this report. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon. Rankings are based on all classes available within the classification as of the date shown. Rankings are based only on the universe shown.

Meeder does not review the Morningstar or Lipper data. For fund performance you should review the fund’s current prospectus or other fund materials for the most current information concerning applicable fees and expenses. Although Meeder believes the data gathered from third-party sources is reliable, it does not review such information and cannot warrant it to be accurate, complete, or timely. Meeder is not responsible for any damages or losses arising from any use of this third-party information.

Meeder Funds are distributed by Adviser Dealer Services, Inc. Member FINRA

2015 Annual Report | December 31, 2015	Page 21

2015 Annual Report
Fund Holdings & Financial Statements

Schedule of Investments
December 31, 2015

Muirfield Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — 74.1%
Consumer Discretionary — 9.7%
Advance Auto Parts, Inc.	11,825	1,779,781
Amazon.com, Inc. (2)	11,944	8,072,830
AutoNation, Inc. (2)	11,324	675,590
AutoZone, Inc. (2)	51	37,837
Comcast Corp.	3,380	190,733
Cooper Tire & Rubber Co.	22,171	839,172
Dollar General Corp.	265	19,046
General Motors Co.	76,461	2,600,439
Genuine Parts Co.	19,616	1,684,818
Goodyear Tire & Rubber Co./The	54,638	1,785,023
Hibbett Sports, Inc. (2)	400	12,096
Home Depot, Inc./The	38,104	5,039,254
Lear Corp.	13,110	1,610,301
Lowe's Cos., Inc.	40,599	3,087,148
McDonald's Corp.	19,239	2,272,895
Netflix, Inc. (2)	21,793	2,492,683
NIKE, Inc.	57,540	3,596,250
O'Reilly Automotive, Inc. (2)	2,496	632,536
Starbucks Corp.	6,072	364,502
Target Corp.	6,991	507,617
Time Warner, Inc.	1,365	88,275
TJX Cos., Inc./The	5,115	362,705
Twenty-First Century Fox, Inc.	1,732	47,041
Walt Disney Co./The	860	90,369
(Cost $35,901,680)		37,888,941

Consumer Staples — 6.1%
Altria Group, Inc.	51,287	2,985,416
Bunge, Ltd.	4,101	280,016
Coca-Cola Co./The	20,983	901,430
Costco Wholesale Corp.	7,034	1,135,991
Coty, Inc. (4)	10,369	265,757
CVS Health Corp.	803	78,509
Hormel Foods Corp.	247	19,533
Kimberly-Clark Corp.	6,845	871,369
Kraft Heinz Co./The	42,245	3,073,746
Kroger Co./The	58,244	2,436,347
Molson Coors Brewing Co.	754	70,816
Mondelez International, Inc.	61,268	2,747,257
Natural Health Trends Corp.	10,307	345,594
PepsiCo, Inc.	3,617	361,411
Philip Morris International, Inc.	7,687	675,764
Procter & Gamble Co./The	975	77,425
Reynolds American, Inc.	63,805	2,944,601
Rite Aid Corp. (2)	191,756	1,503,367
Walgreens Boots Alliance, Inc.	35,576	3,029,474

Muirfield Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Wal-Mart Stores, Inc.	1,295	79,384
(Cost $23,448,860)		23,883,207

Energy — 4.9%
Alon USA Energy, Inc.	3,209	47,622
Callon Petroleum Co. (2)	400	3,336
Chevron Corp.	3,603	324,126
Delek US Holdings, Inc.	1,288	31,685
Exxon Mobil Corp.	87,868	6,849,311
HollyFrontier Corp.	36,243	1,445,733
Marathon Petroleum Corp.	40,342	2,091,329
Occidental Petroleum Corp.	753	50,910
PBF Energy, Inc.	43,356	1,595,934
Phillips 66	30,455	2,491,219
Rowan Cos. Plc	6,507	110,294
Scorpio Tankers, Inc.	16,063	128,825
Tesoro Corp.	16,948	1,785,811
Valero Energy Corp.	30,831	2,180,060
Western Refining, Inc.	1,029	36,653
(Cost $19,785,013)		19,172,848

Financials — 17.6%
American Financial Group, Inc./OH	14,437	1,040,619
American International Group, Inc.	51,771	3,208,249
Arthur J Gallagher & Co.	1,300	53,222
Assured Guaranty, Ltd.	61,297	1,620,080
Bank of America Corp.	301,242	5,069,903
Bank of New York Mellon Corp./The	42,606	1,756,219
Berkshire Hathaway, Inc. (2)	637	84,109
Capital One Financial Corp.	17,910	1,292,744
Chubb Corp./The	16,327	2,165,613
Citigroup, Inc.	89,452	4,629,141
Citizens Financial Group, Inc.	61,422	1,608,642
CME Group, Inc./IL	21,876	1,981,966
Corporate Office Properties Trust (3)	19,903	434,482
Goldman Sachs Group, Inc./The	17,647	3,180,519
Great Western Bancorp, Inc.	54,252	1,574,393
Hanover Insurance Group, Inc./The	20,399	1,659,255
Hartford Financial Services Group, Inc./The	41,776	1,815,585
Intercontinental Exchange, Inc.	781	200,139
JPMorgan Chase & Co.	97,723	6,452,650
LendingTree, Inc. (2)	399	35,623
Lincoln National Corp.	30,075	1,511,570
M&T Bank Corp.	1,100	133,298
MetLife, Inc.	54,834	2,643,547
Moody's Corp.	379	38,029
MSCI, Inc.	21,134	1,524,395

The accompanying notes are an integral part of these financial statements.

2015 Annual Report | December 31, 2015	Page 23

Schedule of Investments
December 31, 2015

Muirfield Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Old Republic International Corp.	85,681	1,596,237
Opus Bank	480	17,746
PNC Financial Services Group, Inc./The	18,319	1,745,984
Popular, Inc.	54,279	1,538,267
Prudential Financial, Inc.	28,918	2,354,214
Regions Financial Corp.	178,123	1,709,981
SunTrust Banks, Inc.	48,610	2,082,452
Travelers Cos., Inc./The	10,725	1,210,424
Universal Insurance Holdings, Inc. (4)	3,028	70,189
Voya Financial, Inc.	44,922	1,658,071
Wells Fargo & Co.	132,463	7,200,689
XL Group PLC	47,479	1,860,227
(Cost $68,696,239)		68,758,473

Healthcare — 9.3%
Abaxis, Inc.	668	37,194
Abbott Laboratories	1,177	52,859
AbbVie, Inc.	2,236	132,461
ABIOMED, Inc. (2)	17,281	1,560,129
Aetna, Inc.	16,642	1,799,333
AMAG Pharmaceuticals, Inc. (2)	513	15,487
Amedisys, Inc. (2)	7,259	285,424
Amgen, Inc.	1,202	195,121
AMN Healthcare Services, Inc. (2)	13,557	420,945
Anthem, Inc.	12,161	1,695,730
Baxalta, Inc.	3,594	140,274
Baxter International, Inc.	28,436	1,084,833
Boston Scientific Corp. (2)	5,395	99,484
Bristol-Myers Squibb Co.	36	2,476
Cambrex Corp. (2)	31,928	1,503,490
Cardinal Health, Inc.	16,631	1,484,649
Celgene Corp. (2)	5,349	640,596
Centene Corp. (2)	3,840	252,710
Chemed Corp.	257	38,499
Cigna Corp.	10,032	1,467,983
DexCom, Inc. (2)	2,110	172,809
Eagle Pharmaceuticals, Inc./DE (2)(4)	13,484	1,195,626
Edwards Lifesciences Corp. (2)	6,452	509,579
Eli Lilly & Co.	4,106	345,972
Gilead Sciences, Inc.	30,624	3,098,843
ICU Medical, Inc. (2)	471	53,119
Illumina, Inc. (2)	200	38,389
INC Research Holdings, Inc. (2)	33,093	1,605,341
Johnson & Johnson	47,832	4,913,303
Lannett Co, Inc. (2)	259	10,391
LifePoint Health, Inc. (2)	549	40,297
Medicines Co./The (2)	381	14,227

Muirfield Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Medtronic PLC	999	76,843
Merck & Co., Inc.	33,915	1,791,390
Pfizer, Inc.	166,412	5,371,779
Seattle Genetics, Inc. (2)(4)	856	38,417
Thermo Fisher Scientific, Inc.	666	94,472
UnitedHealth Group, Inc.	32,286	3,798,125
Universal Health Services, Inc.	1,265	151,155
VCA, Inc. (2)	1,411	77,605
Veeva Systems, Inc. (2)	2,040	58,854
Wright Medical Group NV (2)	6,635	160,434
(Cost $36,057,070)		36,526,647

Industrials — 5.0%
3M Co.	6,189	932,311
American Woodmark Corp. (2)	12,727	1,017,905
AO Smith Corp.	2,487	190,529
B/E Aerospace, Inc.	817	34,616
BWX Technologies, Inc.	29,463	936,040
Delta Air Lines, Inc.	1,604	81,307
Dycom Industries, Inc. (2)	19,743	1,381,220
EMCOR Group, Inc.	12,280	589,931
EnPro Industries, Inc.	600	26,304
Expeditors International of Washington, Inc.	9,464	426,826
General Dynamics Corp.	12,264	1,684,583
General Electric Co.	2,517	78,405
Hawaiian Holdings, Inc. (2)	43,224	1,527,104
Honeywell International, Inc.	701	72,603
Huntington Ingalls Industries, Inc.	4,212	534,292
Interface, Inc.	898	17,188
JetBlue Airways Corp. (2)	64,739	1,466,338
KLX, Inc. (2)	2,182	67,184
Lockheed Martin Corp.	180	39,087
ManpowerGroup, Inc.	16,359	1,378,900
Owens Corning	32,275	1,517,893
Republic Services, Inc.	3,001	132,014
Robert Half International, Inc.	5,075	239,236
SkyWest, Inc.	1,519	28,891
Southwest Airlines Co.	47,208	2,032,776
Stanley Black & Decker, Inc.	8,843	943,813
United Continental Holdings, Inc. (2)	35,886	2,056,268
Waste Management, Inc.	3,235	172,652
WESCO International, Inc. (2)	200	8,736
(Cost $19,586,120)		19,614,952

The accompanying notes are an integral part of these financial statements.

Page 24	2015 Annual Report | December 31, 2015

Schedule of Investments
December 31, 2015

Muirfield Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Information Technology — 21.1%
Activision Blizzard, Inc.	44,590	1,726,079
Alphabet, Inc. (2)	15,761	12,262,216
Angie's List, Inc. (2)	1,152	10,771
Apple, Inc.	111,088	11,693,123
Arrow Electronics, Inc.V (2)	25,308	1,371,187
Avnet, Inc.	35,908	1,538,299
Broadridge Financial Solutions, Inc.	9,228	495,820
Brocade Communications Systems, Inc.	36,335	333,555
CDW Corp./DE	33,094	1,391,272
Cisco Systems, Inc.	156,511	4,250,056
Computer Sciences Corp.	49,655	1,622,725
Cray, Inc. (2)	1,002	32,515
DST Systems, Inc.	4,340	495,020
eBay, Inc. (2)	74,592	2,049,788
Electronic Arts, Inc. (2)	28,436	1,954,122
Facebook, Inc. (2)	20,196	2,113,713
First Solar, Inc. (2)	19,783	1,305,480
Global Payments, Inc.	23,088	1,489,407
Hewlett Packard Enterprise Co.	144,770	2,200,504
HP, Inc.	162,572	1,924,852
Ingram Micro, Inc.	50,826	1,544,094
Inphi Corp. (2)	44,738	1,208,821
Integrated Device Technology, Inc. (2)	31,529	830,789
Intel Corp.	144,475	4,977,164
International Business Machines Corp.	565	77,755
Leidos Holdings, Inc..	21,766	1,224,555
Luxoft Holding, Inc. (2)	20,246	1,561,574
Manhattan Associates, Inc. (2)	22,358	1,479,429
Marketo, Inc. (2)	1,000	28,710
MaxLinear, Inc. (2)	1,883	27,737
Mentor Graphics Corp.	87,739	1,616,152
Microsoft Corp.	190,949	10,593,851
Oracle Corp.	2,097	76,603
Paycom Software, Inc. (2)	667	25,099
PayPal Holdings, Inc. (2)	12,258	443,740
QLogic Corp. (2)	733	8,943
Sabre Corp.	31,526	881,782
Sanmina Corp. (2)	51,890	1,067,896
Stamps.com, Inc. (2)	6,216	681,336
Synaptics, Inc. (2)	476	38,242
Synopsys, Inc. (2)	19,859	905,769
Tech Data Corp. (2)	24,356	1,616,751
Teradata Corp. (2)	1,171	30,938
Tessera Technologies, Inc.	673	20,197
Tyler Technologies, Inc. (2)	5,137	895,482
Visa, Inc.	232	17,992

Muirfield Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Xerox Corp.	31,796	337,991
(Cost $80,057,315)		82,479,896

Materials — 0.1%
Allegheny Technologies, Inc.	1,616	18,180
Chemtura Corp. (2)	6,605	180,118
Ecolab, Inc.	406	46,438
(Cost $258,350)		244,736

Telecommunication Services — 0.1%
AT&T, Inc.	5,204	179,070
Verizon Communications, Inc.	1,673	77,326
(Cost $248,026)		256,396

Utilities — 0.2%
American Water Works Co., Inc.	3,272	195,502
Eversource Energy	993	50,713
PG&E Corp.	13,225	703,438
PNM Resources, Inc.	600	18,342
(Cost $977,788)		967,995

Total Common Stocks (Cost $285,016,461)		289,794,091

Registered Investment Companies — 1.9%
iShares MSCI EAFE ETF (4)(9)	125,310	7,358,203
Total Registered Investment Companies (Cost $8,464,622)		7,358,203

Money Market Registered Investment Companies — 21.4%
Fidelity Institutional Money Market Portfolio, 0.32% (5)	5,419,936	5,419,936
Meeder Money Market Fund - Institutional Class, 0.26% (6)	78,421,816	78,421,816
Total Money Market Registered Investment Companies (Cost $83,841,752)		83,841,752

The accompanying notes are an integral part of these financial statements.

2015 Annual Report | December 31, 2015	Page 25

Schedule of Investments
December 31, 2015

Muirfield Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Bank Obligations — 0.2%
Capital Bank Deposit Account, 0.65%, 1/4/2016 (7)	249,134	249,134
EverBank Money Market Account, 0.61%, 1/4/2016 (7)	249,129	249,129
Pacific Mercantile Bank Deposit Account, 0.60%, 1/4/2016 (7)	249,127	249,127
Total Bank Obligations (Cost $747,390)		747,390
Total Investments — 97.6% (Cost $378,070,225)(1)		381,741,436
Other Assets less Liabilities — 2.4%		9,203,698
Total Net Assets — 100.0%		390,945,134

Trustee Deferred Compensation (8)
Meeder Aggressive Growth Fund	4,657	44,893
Meeder Balanced Fund	2,440	25,278
Meeder Dynamic Growth Fund	1,671	15,641
Meeder Muirfield Fund	6,646	43,000
Meeder Quantex Fund	4,013	111,722
Meeder Miller/Howard Infrastructure Fund	708	12,864
Total Trustee Deferred Compensation (Cost $215,183)		253,398

Muirfield Fund
	Long (Short) Contracts	Unrealized Appreciation (Depreciation)($)

Futures Contracts
Standard & Poors 500 Mini Futures expiring March 2016, notional value $51,597,390	(507)	(835,175)
Russell 2000 Mini Index Futures expiring March 2016, notional value $10,522,950	(93)	(128,522)
Total Futures Contracts	(600)	(963,697)

(1)	Cost for federal income tax purposes of $378,432,401 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$12,684,114
Unrealized depreciation	(10,338,776)
Net unrealized appreciation (depreciation)	$2,345,338

(2)	Represents non-income producing securities.

(3)	Real estate investment trust.

(4)	All or a portion of this security is on loan.

(5)	Investment purchased as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2015.

(6)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2015.

(7)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown represents the rate in effect at December 31, 2015. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(8)	Assets of affiliates to the Muirfield Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

(9)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements.

Page 26	2015 Annual Report | December 31, 2015

Schedule of Investments
December 31, 2015

Dynamic Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — 92.4%
Consumer Discretionary — 12.7%
Aaron's, Inc.	513	11,486
Advance Auto Parts, Inc.	3,519	529,645
Amazon.com, Inc. (2)	3,462	2,339,931
Brunswick Corp./DE	1,284	64,855
Carnival Corp.	9,645	525,460
Comcast Corp.	2,983	168,331
Cooper Tire & Rubber Co.	8,995	340,461
Core-Mark Holding Co., Inc.	200	16,388
Dave & Buster's Entertainment, Inc. (2)	284	11,854
Expedia, Inc.	200	24,860
General Motors Co.	21,521	731,929
Genuine Parts Co.	531	45,608
Goodyear Tire & Rubber Co./The	16,185	528,764
Helen of Troy, Ltd. (2)	1,920	180,960
Home Depot, Inc./The	11,231	1,485,300
Lear Corp.	3,404	418,113
Lowe's Cos., Inc.	11,583	880,771
McDonald's Corp.	8,680	1,025,455
MSG Networks, Inc. (2)	16,079	334,443
Netflix, Inc. (2)	6,061	693,257
NIKE, Inc.	16,670	1,041,875
O'Reilly Automotive, Inc. (2)	2,243	568,421
Staples, Inc.	5,698	53,960
Starbucks Corp.	7,840	470,635
Target Corp.	2,321	168,528
Time Warner, Inc.	9,662	624,842
TJX Cos., Inc./The	10,250	726,828
Visteon Corp. (2)	1,932	221,214
Walt Disney Co./The	5,812	610,725
(Cost $13,799,160)		14,844,899

Consumer Staples — 9.7%
Altria Group, Inc.	19,402	1,129,390
Archer-Daniels-Midland Co.	5,986	219,566
Coca-Cola Bottling Co. Consolidated	97	17,703
Coca-Cola Co./The	7,480	321,341
Coca-Cola Enterprises, Inc.	4,133	203,509
Colgate-Palmolive Co.	4,338	288,998
Costco Wholesale Corp.	174	28,101
CVS Health Corp.	11,096	1,084,856
Hormel Foods Corp.	143	11,308
Kimberly-Clark Corp.	5,308	675,708
Kraft Heinz Co./The	14,024	1,020,386
Kroger Co./The	15,988	668,778
Molson Co.ors Brewing Co.	222	20,850
Mondelez International, Inc.	20,027	898,011

Dynamic Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Natural Health Trends Corp.	2,915	97,740
PepsiCo, Inc.	1,928	192,646
Philip Morris International, Inc.	13,871	1,219,400
Procter & Gamble Co./The	7,905	627,736
Reynolds American, Inc.	18,087	834,715
Walgreens Boots Alliance, Inc.	11,609	988,564
Wal-Mart Stores, Inc.	11,892	728,980
(Cost $11,245,913)		11,278,286

Energy — 5.7%
Alon USA Energy, Inc.	265	3,933
Chesapeake Energy Corp. (4)	4,000	18,000
Chevron Corp.	10,984	988,121
DHT Holdings, Inc.	296	2,395
Exxon Mobil Corp.	27,522	2,145,340
HollyFrontier Corp.	10,665	425,427
Marathon Petroleum Corp.	11,633	603,055
Phillips 66	8,542	698,736
Teekay Tankers, Ltd.	59,653	410,413
Tesoro Corp.	4,936	520,106
Valero Energy Corp.	9,183	649,330
Western Refining, Inc.	4,095	145,864
(Cost $7,233,465)		6,610,720

Financials — 18.6%
Aflac, Inc.	944	56,546
Allstate Corp./The	400	24,836
American Financial Group, Inc./OH	803	57,880
American International Group, Inc.	14,609	905,320
Assured Guaranty, Ltd.	16,648	440,007
Axis Capital Holdings, Ltd.	1,022	57,457
Bank of America Corp.	86,380	1,453,775
Bank of New York Mellon Corp./The	12,705	523,700
BB&T Corp.	1,506	56,942
Berkshire Hathaway, Inc. (2)	8,587	1,133,827
Capital One Financial Corp.	419	30,243
Citigroup, Inc.	25,676	1,328,733
Citizens Financial Group, Inc.	15,929	417,181
CME Group, Inc./IL	6,599	597,869
Corporate Office Properties Trust (3)	3,677	80,269
East West Bancorp, Inc.	10,820	449,679
Everest Re Group, Ltd.	313	57,307
Fifth Third Bancorp	8,772	176,317
Goldman Sachs Group, Inc./The	5,084	916,289
Great Western Bancorp, Inc.	15,229	441,946
Hanover Insurance Group, Inc./The	5,634	458,270
Hartford Financial Services Group, Inc./The	13,366	580,886

The accompanying notes are an integral part of these financial statements.

2015 Annual Report | December 31, 2015	Page 27

Schedule of Investments
December 31, 2015

Dynamic Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
IBERIABANK Corp.	1,135	62,504
JPMorgan Chase & Co.	28,313	1,869,507
KeyCorp	12,347	162,857
LendingTree, Inc. (2)	4,951	442,025
Lincoln National Corp.	10,782	541,903
MetLife, Inc.	15,904	766,732
Mid-America Apartment Communities, Inc. (3)	135	12,259
MSCI, Inc.	5,721	412,656
Nasdaq, Inc.	1,094	63,638
Old Republic International Corp.	24,775	461,558
Opus Bank	642	23,735
PNC Financial Services Group, Inc./The	2,168	206,632
Popular, Inc.	16,830	476,962
Prudential Financial, Inc.	8,482	690,520
Regions Financial Corp.	51,471	494,122
Reinsurance Group of America, Inc.	734	62,794
RenaissanceRe Holdings, Ltd.	3,683	416,879
SunTrust Banks, Inc.	13,907	595,776
Synovus Financial Corp.	1,931	62,526
Travelers Cos., Inc./The	5,639	636,418
Umpqua Holdings Corp.	3,851	61,231
Universal Insurance Holdings, Inc. (4)	1,439	33,356
Unum Group	1,905	63,417
Validus Holdings, Ltd.	3,430	158,775
Voya Financial, Inc.	11,497	424,354
Wells Fargo & Co.	31,347	1,704,023
Western Alliance Bancorp (2)	400	14,344
XL Group PLC	12,763	500,054
(Cost $21,815,628)		21,666,836

Healthcare — 11.0%
AbbVie, Inc.	174	10,308
ABIOMED, Inc. (2)	4,823	435,420
Aetna, Inc.	4,321	467,187
Amgen, Inc.	6,185	1,004,011
AMN Healthcare Services, Inc. (2)	14,541	451,498
Anthem, Inc.	4,873	679,491
Baxter International, Inc.	2,809	107,163
Boston Scientific Corp. (2)	10,682	196,976
Bristol-Myers Squibb Co.	2,811	193,369
Cambrex Corp. (2)	9,036	425,505
Cardinal Health, Inc.	7,065	630,693
Eagle Pharmaceuticals, Inc./DE (2)(4)	1,929	171,044
Edwards Lifesciences Corp. (2)	6,162	486,675
Eli Lilly & Co.	2,189	184,445
Gilead Sciences, Inc.	8,750	885,413

Dynamic Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
INC Research Holdings, Inc. (2)	9,508	461,233
Johnson & Johnson	20,662	2,122,401
Medtronic PLC	909	69,920
Merck & Co., Inc.	10,510	555,138
Neurocrine Biosciences, Inc. (2)	882	49,895
Pfizer, Inc.	49,529	1,598,796
St Jude Medical, Inc.	630	38,915
Stryker Corp.	3,610	335,513
Sucampo Pharmaceuticals, Inc. (2)	1,383	23,912
UnitedHealth Group, Inc.	9,483	1,115,580
VCA, Inc. (2)	812	44,660
Zoetis, Inc.	434	20,797
(Cost $12,715,204)		12,765,958

Industrials — 7.4%
3M Co.	6,477	975,695
American Woodmark Corp. (2)	5,534	442,609
BWX Technologies, Inc.	11,935	379,175
Comfort Systems USA, Inc.	548	15,574
Delta Air Lines, Inc.	1,117	56,621
Dycom Industries, Inc. (2)	5,802	405,908
EMCOR Group, Inc.	4,478	215,123
Expeditors International of Washington, Inc.	3,739	168,629
General Dynamics Corp.	3,186	437,629
General Electric Co.	29,178	908,895
Hawaiian Holdings, Inc. (2)	12,690	448,338
HD Supply Holdings, Inc. (2)	8,878	266,606
Honeywell International, Inc.	1,804	186,840
Interface, Inc.	1,026	19,638
JetBlue Airways Corp. (2)	18,579	420,814
Lockheed Martin Corp.	3,781	821,044
Northrop Grumman Corp.	303	57,209
Orbital ATK, Inc.	300	26,802
Owens Corning	9,973	469,030
Raytheon Co.	488	60,771
SkyWest, Inc.	799	15,197
Southwest Airlines Co.	14,722	633,929
Stanley Black & Decker, Inc.	5,107	545,070
United Continental Holdings, Inc. (2)	9,565	548,075
Universal Forest Products, Inc.	39	2,666
Watsco, Inc.	526	61,610
(Cost $8,603,399)		8,589,497

Information Technology — 22.9%
Accenture PLC	8,396	877,382
Activision Blizzard, Inc.	12,427	481,049
Alphabet, Inc. (2)	4,056	3,155,609

The accompanying notes are an integral part of these financial statements.

Page 28	2015 Annual Report | December 31, 2015

Schedule of Investments
December 31, 2015

Dynamic Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Apple, Inc.	36,135	3,803,570
Arrow Electronics, Inc. (2)	7,647	414,314
Avnet, Inc.	10,857	465,114
Blackhawk Network Holdings, Inc. (2)	1,344	59,418
Brocade Communications Systems, Inc.	2,113	19,397
CACI International, Inc. (2)	312	28,947
Cadence Design Systems, Inc. (2)	2,912	60,599
CDW Corp./DE	7,999	336,278
Cisco Systems, Inc.	6,300	171,077
Citrix Systems, Inc. (2)	2,677	202,515
Computer Sciences Corp.	14,846	485,167
DST Systems, Inc.	2,120	241,807
eBay, Inc. (2)	13,750	377,850
Electronic Arts, Inc. (2)	8,098	556,495
Facebook, Inc. (2)	12,145	1,271,096
First Solar, Inc. (2)	7,497	494,727
Global Payments, Inc.	6,588	424,992
Heartland Payment Systems, Inc.	649	61,538
Hewlett Packard Enterprise Co.	43,247	657,354
HP, Inc.	51,908	614,591
Ingram Micro, Inc.	15,530	471,801
Inphi Corp. (2)	16,714	451,612
Integrated Device Technology, Inc. (2)	11,470	302,235
Intel Corp.	38,641	1,331,182
International Business Machines Corp.	83	11,422
Intuit, Inc.	116	11,194
Juniper Networks, Inc.	17,035	470,166
Leidos Holdings, Inc..	6,571	369,684
Luxoft Holding, Inc. (2)	6,159	475,044
Manhattan Associates, Inc. (2)	6,543	432,950
MasterCard, Inc.	1,935	188,392
Maxim Integrated Products, Inc.	12,264	466,032
MaxLinear, Inc. (2)	1,622	23,892
Mentor Graphics Corp.	26,052	479,878
Microsoft Corp.	46,386	2,573,495
Monolithic Power Systems, Inc.	968	61,671
NETGEAR, Inc. (2)	3,724	156,073
NVIDIA Corp.	16,062	529,404
Oracle Corp.	121	4,420
PayPal Holdings, Inc. (2)	12,713	460,211
Sanmina Corp. (2)	21,874	450,167
Stamps.com, Inc. (2)	4,285	469,679
Symantec Corp.	565	11,865
Tech Data Corp. (2)	7,129	473,223
Tessera Technologies, Inc.	631	18,936
Texas Instruments, Inc.	3,782	207,291
Total System Services, Inc.	1,079	53,734

Dynamic Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Tyler Technologies, Inc. (2)	701	122,198
Visa, Inc.	2,385	184,957
Xilinx, Inc.	4,609	216,485
(Cost $25,422,453)		26,740,179

Materials — 0.8%
Chemtura Corp. (2)	749	20,425
Commercial Metals Co.	4,484	61,386
LyondellBasell Industries NV	400	34,760
Newmont Mining Corp.	12,532	225,451
Reliance Steel & Aluminum Co.	1,092	63,238
Sherwin-Williams Co./The	2,226	577,870
(Cost $981,673)		983,130

Telecommunication Services — 2.7%
AT&T, Inc.	47,199	1,624,118
Verizon Communications, Inc.	32,085	1,482,969
(Cost $3,132,427)		3,107,087

Utilities — 0.9%
PG&E Corp.	10,339	549,931
Public Service Enterprise Group, Inc.	12,017	464,938
(Cost $1,057,055)		1,014,869

Total Common Stocks (Cost $106,006,377)		107,601,461

Registered Investment Companies — 4.1%
iShares MSCI EAFE ETF (4)(9)	80,714	4,739,526
Total Registered Investment Companies (Cost $5,458,595)		4,739,526

Money Market Registered Investment Companies — 4.6%
Fidelity Institutional Money Market Portfolio, 0.32% (5)	2,676,266	2,676,266
Meeder Money Market Fund - Institutional Class, 0.26% (6)	2,831,104	2,831,104
Total Money Market Registered Investment Companies (Cost $5,507,370)		5,507,370

The accompanying notes are an integral part of these financial statements.

2015 Annual Report | December 31, 2015	Page 29

Schedule of Investments
December 31, 2015

Dynamic Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Bank Obligations — 0.6%
Capital Bank Deposit Account, 0.65%, 1/4/2016 (7)	249,134	249,134
EverBank Money Market Account, 0.61%, 1/4/2016 (7)	249,129	249,129
Pacific Mercantile Bank Deposit Account, 0.60%, 1/4/2016 (7)	249,127	249,127
Total Bank Obligations (Cost $747,390)		747,390
Total Investments — 101.7% (Cost $117,719,732)(1)		118,595,747
Liabilities less Other Assets — (1.7%)		(2,036,346)
Total Net Assets — 100.0%		116,559,401

Trustee Deferred Compensation (8)
Meeder Aggressive Growth Fund	3,226	31,099
Meeder Balanced Fund	1,667	17,270
Meeder Dynamic Growth Fund	1,158	10,839
Meeder Muirfield Fund	3,584	23,188
Meeder Quantex Fund	1,824	50,780
Meeder Miller/Howard Infrastructure Fund	485	8,812
Total Trustee Deferred Compensation (Cost $123,456)		141,988

Dynamic Growth Fund
	Long Contracts	Unrealized Appreciation (Depreciation)($)

Futures Contracts
Standard & Poors 500 Mini Futures expiring March 2016, notional value $4,477,880	44	65,376
Total Futures Contracts	44	65,376

(1)	Cost for federal income tax purposes of $118,407,372 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$5,342,480
Unrealized depreciation	(5,088,729)
Net unrealized appreciation (depreciation)	$253,751

(2)	Represents non-income producing securities.

(3)	Real estate investment trust.

(4)	All or a portion of this security is on loan.

(5)	Investment purchased as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2015.

(6)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2015.

(7)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown represents the rate in effect at December 31, 2015. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(8)	Assets of affiliates to the Dynamic Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

(9)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements.

Page 30	2015 Annual Report | December 31, 2015

Schedule of Investments
December 31, 2015

Aggressive Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — 90.9%
Consumer Discretionary — 12.9%
Advance Auto Parts, Inc.	2,131	320,737
Amazon.com, Inc. (2)	2,289	1,547,112
Ascena Retail Group, Inc. (2)	12,924	127,301
AutoNation, Inc. (2)	3,220	192,105
Best Buy Co., Inc.	10,790	328,556
Carnival Corp.	174	9,480
Carter's, Inc.	3,297	293,532
Cooper Tire & Rubber Co.	144	5,450
Core-Mark Holding Co., Inc.	67	5,490
Dave & Buster's Entertainment, Inc. (2)	147	6,136
Dollar General Corp.	2,364	169,901
Expedia, Inc.	56	6,961
General Motors Co.	12,754	433,764
Genuine Parts Co.	3,674	315,560
Goodyear Tire & Rubber Co./The	9,904	323,564
H&R Block, Inc.	5,765	192,032
Helen of Troy, Ltd. (2)	58	5,467
Home Depot, Inc./The	6,190	818,628
Lear Corp.	2,162	265,558
Lowe's Cos., Inc.	6,795	516,692
McDonald's Corp.	5,233	618,227
Netflix, Inc. (2)	2,836	324,382
NIKE, Inc.	8,736	546,000
O'Reilly Automotive, Inc. (2)	1,383	350,480
Pool Corp.	2,801	226,265
Priceline Group, Inc./The (2)	311	396,509
Royal Caribbean Cruises, Ltd.	79	7,996
ServiceMaster Global Holdings, Inc. (2)	4,404	172,813
Target Corp.	5,127	372,271
Time Warner Cable, Inc.	983	182,435
Vail Resorts, Inc.	400	51,196
Visteon Corp. (2)	2,049	234,611
Whirlpool Corp.	2,074	304,608
Yum! Brands, Inc.	5,419	395,858
(Cost $9,923,986)		10,067,677

Consumer Staples — 7.3%
Altria Group, Inc.	10,113	588,678
Archer-Daniels-Midland Co.	154	5,649
Bunge, Ltd.	1,140	77,839
Casey's General Stores, Inc.	46	5,541
Coca-Cola Bottling Co. Consolidated	1,037	189,263
Coca-Cola Co./The	2,555	109,763
Constellation Brands, Inc.	1,884	268,357
Costco Wholesale Corp.	69	11,144
CVS Health Corp.	6,186	604,805

Aggressive Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Dr Pepper Snapple Group, Inc.	78	7,270
Estee Lauder Cos., Inc./The	1,306	115,006
Ingredion, Inc.	60	5,750
Kraft Heinz Co./The	7,720	561,707
Kroger Co./The	10,244	428,507
Mondelez International, Inc.	11,826	530,278
Monster Beverage Corp. (2)	52	7,746
Natural Health Trends Corp.	121	4,057
PepsiCo, Inc.	2,400	239,808
Reynolds American, Inc.	10,363	478,252
Rite Aid Corp. (2)	40,157	314,831
Walgreens Boots Alliance, Inc.	6,511	554,444
Wal-Mart Stores, Inc.	10,204	625,505
(Cost $5,780,281)		5,734,200

Energy — 5.2%
Alon USA Energy, Inc.	764	11,338
Chevron Corp.	3,231	290,661
Exxon Mobil Corp.	17,066	1,330,295
HollyFrontier Corp.	6,279	250,469
Marathon Petroleum Corp.	6,994	362,569
PBF Energy, Inc.	6,554	241,253
Phillips 66	4,258	348,304
Teekay Tankers, Ltd.	27,985	192,537
Tesoro Corp.	2,994	315,478
Valero Energy Corp.	5,589	395,198
Western Refining, Inc.	6,605	235,270
World Fuel Services Corp.	2,554	98,227
(Cost $4,177,741)		4,071,599

Financials — 15.7%
Aflac, Inc.	127	7,607
American Financial Group, Inc./OH	4,090	294,807
American International Group, Inc.	9,862	611,148
Assured Guaranty, Ltd.	11,198	295,963
Axis Capital Holdings, Ltd.	2,303	129,475
Bank of America Corp.	57,414	966,278
Bank of New York Mellon Corp./The	9,373	386,355
Berkshire Hathaway, Inc. (2)	6,740	889,950
Capital One Financial Corp.	116	8,373
Citigroup, Inc.	17,212	890,721
Citizens Financial Group, Inc.	11,423	299,168
Comerica, Inc.	4,737	198,149
Corporate Office Properties Trust (3)	5,444	118,843
East West Bancorp, Inc.	6,465	268,685
Endurance Specialty Holdings, Ltd.	89	5,695
Everest Re Group, Ltd.	31	5,676

The accompanying notes are an integral part of these financial statements.

2015 Annual Report | December 31, 2015	Page 31

Schedule of Investments
December 31, 2015

Aggressive Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Extra Space Storage, Inc. (3)	1,244	109,733
FactSet Research Systems, Inc.	1,142	185,655
Goldman Sachs Group, Inc./The	958	172,660
Great Western Bancorp, Inc.	3,971	115,238
Hanover Insurance Group, Inc./The	3,610	293,637
Hartford Financial Services Group, Inc./The	160	6,954
JPMorgan Chase & Co.	18,733	1,236,940
KeyCorp	24,883	328,207
Lincoln National Corp.	129	6,484
McGraw Hill Financial, Inc.	1,864	183,753
MetLife, Inc.	10,619	511,942
Morgan Stanley	177	5,630
MSCI, Inc.	4,049	292,054
Opus Bank	24	887
PNC Financial Services Group, Inc./The	2,008	191,382
Popular, Inc.	9,988	283,060
Prudential Financial, Inc.	5,426	441,731
Regions Financial Corp.	32,646	313,402
RenaissanceRe Holdings, Ltd.	52	5,886
SunTrust Banks, Inc.	67	2,870
Travelers Cos., Inc./The	75	8,465
Universal Insurance Holdings, Inc. (4)	885	20,514
US Bancorp	4,147	176,952
Validus Holdings, Ltd.	6,075	281,212
Voya Financial, Inc.	7,705	284,392
Wells Fargo & Co.	25,368	1,379,004
XL Group PLC	4,395	172,196
(Cost $12,444,751)		12,387,733

Healthcare — 11.5%
ABIOMED, Inc. (2)	3,298	297,743
Aceto Corp.	530	14,299
Aetna, Inc.	2,277	246,189
Agilent Technologies, Inc.	8,604	359,733
Amedisys, Inc. (2)	6,836	268,792
AMN Healthcare Services, Inc. (2)	9,825	305,066
Amsurg Corp. (2)	16	1,216
Baxter International, Inc.	199	7,592
Bio-Techne Corp.	1,786	160,740
Bristol-Myers Squibb Co.	2,846	195,776
Cambrex Corp. (2)	4,016	189,113
Cardinal Health, Inc.	4,117	367,525
Celgene Corp. (2)	4,798	574,608
Centene Corp. (2)	5,114	336,552
Chemed Corp.	1,905	285,369
Cigna Corp.	2,287	334,657
Dyax Corp. (2)	7,373	277,372

Aggressive Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Eagle Pharmaceuticals, Inc./DE (2)	61	5,409
Edwards Lifesciences Corp. (2)	4,054	320,185
Eli Lilly & Co.	2,216	186,720
Hill-Rom Holdings, Inc.	5,524	265,483
Hologic, Inc. (2)	155	5,997
INC Research Holdings, Inc. (2)	3,162	153,389
Johnson & Johnson	8,003	822,068
Merit Medical Systems, Inc. (2)	4,534	84,287
PerkinElmer, Inc.	5,882	315,099
Pfizer, Inc.	32,834	1,059,882
Stryker Corp.	3,728	346,480
UnitedHealth Group, Inc.	3,592	422,563
VCA, Inc. (2)	5,371	295,405
VWR Corp. (2)	11,034	312,373
Zoetis, Inc.	3,794	181,808
(Cost $8,217,905)		8,999,490

Industrials — 9.4%
American Woodmark Corp. (2)	3,213	256,976
Beacon Roofing Supply, Inc. (2)	140	5,765
Builders FirstSource, Inc. (2)	656	7,268
BWX Technologies, Inc.	9,369	297,653
Comfort Systems USA, Inc.	5,527	157,077
Delta Air Lines, Inc.	177	8,972
Dycom Industries, Inc. (2)	3,476	243,181
EMCOR Group, Inc.	2,199	105,640
Expeditors International of Washington, Inc.	6,391	288,234
FedEx Corp.	1,144	170,445
General Dynamics Corp.	2,933	402,877
General Electric Co.	49,390	1,538,499
Hawaiian Holdings, Inc. (2)	6,793	239,997
HD Supply Holdings, Inc. (2)	9,589	287,958
Honeywell International, Inc.	1,147	118,795
Huntington Ingalls Industries, Inc.	901	114,292
Interface, Inc.	1,478	28,289
JetBlue Airways Corp. (2)	10,033	227,247
Lockheed Martin Corp.	934	202,818
ManpowerGroup, Inc.	3,431	289,199
Northrop Grumman Corp.	45	8,496
Orbital ATK, Inc.	68	6,075
Owens Corning	5,770	271,363
Raytheon Co.	69	8,593
Robert Half International, Inc.	5,939	279,964
SkyWest, Inc.	12,919	245,719
Southwest Airlines Co.	7,000	301,420
Spirit AeroSystems Holdings, Inc. (2)	117	5,858
Stanley Black & Decker, Inc.	3,111	332,037

The accompanying notes are an integral part of these financial statements.

Page 32	2015 Annual Report | December 31, 2015

Schedule of Investments
December 31, 2015

Aggressive Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
United Continental Holdings, Inc. (2)	5,925	339,503
Universal Forest Products, Inc.	3,699	252,901
Watsco, Inc.	2,302	269,633
(Cost $7,296,734)		7,312,744

Information Technology — 25.0%
Accenture PLC	104	10,868
Activision Blizzard, Inc.	10,603	410,442
Alphabet, Inc. (2)	2,862	2,226,665
Apple, Inc.	23,455	2,468,872
Arrow Electronics, Inc. (2)	5,285	286,341
Avnet, Inc.	5,976	256,012
Broadridge Financial Solutions, Inc.	5,364	288,208
Brocade Communications Systems, Inc.	28,846	264,806
CDW Corp./DE	2,373	99,761
Cirrus Logic, Inc. (2)	708	20,907
Cisco Systems, Inc.	10,905	296,125
Citrix Systems, Inc. (2)	87	6,582
CoreLogic, Inc./United States (2)	7,953	269,289
DST Systems, Inc.	1,739	198,350
eBay, Inc. (2)	10,230	281,120
Electronic Arts, Inc. (2)	5,107	350,953
Facebook, Inc. (2)	13,963	1,461,368
Fairchild Semiconductor International, Inc. (2)	15,847	328,191
First Solar, Inc. (2)	4,562	301,046
Hewlett Packard Enterprise Co.	20,215	307,268
HP, Inc.	33,170	392,733
Ingram Micro, Inc.	9,257	281,228
Inphi Corp. (2)	6,987	188,789
Integrated Device Technology, Inc. (2)	10,332	272,248
Intel Corp.	23,991	826,490
Intuit, Inc.	700	67,550
Jabil Circuit, Inc.	4,298	100,100
Juniper Networks, Inc.	6,818	188,177
Leidos Holdings, Inc..	3,837	215,870
Luxoft Holding, Inc. (2)	3,228	248,976
Manhattan Associates, Inc. (2)	3,684	243,770
Marvell Technology Group, Ltd.	3,394	29,935
MasterCard, Inc.	1,959	190,728
Maxim Integrated Products, Inc.	7,680	291,840
MaxLinear, Inc. (2)	2,289	33,717
Mentor Graphics Corp.	12,443	229,200
Microsemi Corp. (2)	7,681	250,324
Microsoft Corp.	36,469	2,023,300
National Instruments Corp.	6,875	197,244
NETGEAR, Inc. (2)	131	5,490

Aggressive Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
NVIDIA Corp.	9,831	324,030
OmniVision Technologies, Inc. (2)	10,234	296,991
ON Semiconductor Corp. (2)	26,248	257,230
Paycom Software, Inc. (2)(4)	6,431	241,999
Polycom, Inc. (2)	17,458	219,796
Sanmina Corp. (2)	12,974	267,005
Symantec Corp.	10,970	230,370
Synopsys, Inc. (2)	5,380	245,382
Tech Data Corp. (2)	3,935	261,205
Tessera Technologies, Inc.	2,308	69,263
Texas Instruments, Inc.	179	9,811
Total System Services, Inc.	119	5,926
Visa, Inc.	4,861	376,971
Xilinx, Inc.	6,935	325,737
(Cost $19,635,335)		19,542,599

Materials — 0.6%
Ashland, Inc.	976	100,235
Domtar Corp.	150	5,543
Dow Chemical Co./The	190	9,781
Sherwin-Williams Co./The	1,364	354,094
(Cost $472,069)		469,653

Telecommunication Services — 1.5%
AT&T, Inc.	33,289	1,145,474
(Cost $1,123,474)		1,145,474

Utilities — 1.8%
Eversource Energy	6,679	341,097
FirstEnergy Corp.	8,481	269,102
IDACORP, Inc.	600	40,800
PG&E Corp.	6,911	367,596
Public Service Enterprise Group, Inc.	5,511	213,221
WGL Holdings, Inc.	2,222	139,964
(Cost $1,369,240)		1,371,780

Total Common Stocks (Cost $70,441,516)		71,102,949

Registered Investment Companies — 5.3%
iShares MSCI EAFE ETF (4)(9)	70,117	4,117,270
Total Registered Investment Companies (Cost $4,723,556)		4,117,270

The accompanying notes are an integral part of these financial statements.

2015 Annual Report | December 31, 2015	Page 33

Schedule of Investments
December 31, 2015

Aggressive Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Money Market Registered Investment Companies — 4.8%
Fidelity Institutional Money Market Portfolio, 0.32% (5)	2,412,805	2,412,805
Meeder Money Market Fund - Institutional Class, 0.26% (6)	1,426,139	1,426,139
Total Money Market Registered Investment Companies (Cost $3,838,944)		3,838,944

Bank Obligations — 1.0%
Capital Bank Deposit Account, 0.65%, 1/4/2016 (7)	249,133	249,133
EverBank Money Market Account, 0.61%, 1/4/2016 (7)	249,129	249,129
Pacific Mercantile Bank Deposit Account, 0.60%, 1/4/2016 (7)	249,127	249,127
Total Bank Obligations (Cost $747,389)		747,389
Total Investments — 102.0% (Cost $79,751,405)(1)		79,806,552
Liabilities less Other Assets — (2.0%)		(1,595,809)
Total Net Assets — 100.0%		78,210,743

Trustee Deferred Compensation (8)
Meeder Aggressive Growth Fund	1,796	17,313
Meeder Balanced Fund	947	9,811
Meeder Dynamic Growth Fund	640	5,990
Meeder Muirfield Fund	2,146	13,885
Meeder Quantex Fund	1,143	31,821
Meeder Miller/Howard Infrastructure Fund	271	4,924
Total Trustee Deferred Compensation (Cost $73,613)		83,744

Aggressive Growth Fund
	Long Contracts	Unrealized Appreciation (Depreciation)($)

Futures Contracts
Standard & Poors 500 Mini Futures expiring March 2016, notional value $2,747,790	27	38,649
E-mini Standard & Poors MidCap 400 Futures expiring March 2016, notional value $278,700	2	2,306
Total Futures Contracts	29	40,955

(1)	Cost for federal income tax purposes of $80,097,705 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,090,319
Unrealized depreciation	(3,340,517)
Net unrealized appreciation (depreciation)	$(250,198)

(2)	Represents non-income producing securities.

(3)	Real estate investment trust.

(4)	All or a portion of this security is on loan.

(5)	Investment purchased as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2015.

(6)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2015.

(7)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown represents the rate in effect at December 31, 2015. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(8)	Assets of affiliates to the Aggressive Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

(9)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements.

Page 34	2015 Annual Report | December 31, 2015

Schedule of Investments
December 31, 2015

Balanced Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — 52.3%
Consumer Discretionary — 6.8%
Aaron's, Inc.	4,872	109,084
Advance Auto Parts, Inc.	5,690	856,402
Amazon.com, Inc. (2)	5,855	3,957,336
AutoNation, Inc. (2)	6,065	361,838
Carnival Corp.	1,822	99,263
Cooper Tire & Rubber Co.	11,625	440,006
Crocs, Inc. (2)	1,479	15,145
Dave & Buster's Entertainment, Inc. (2)	1,825	76,176
General Motors Co.	39,596	1,346,660
Goodyear Tire & Rubber Co./The	17,498	571,660
H&R Block, Inc.	17,168	571,866
Home Depot, Inc./The	18,675	2,469,769
Lear Corp.	6,611	812,029
Lowe's Cos., Inc.	19,900	1,513,196
McDonald's Corp.	1,079	127,473
MSG Networks, Inc. (2)	11,242	233,834
Netflix, Inc. (2)	10,333	1,181,889
NIKE, Inc.	29,022	1,813,875
Nutrisystem, Inc.	1,672	36,182
O'Reilly Automotive, Inc. (2)	3,755	951,592
Pool Corp.	900	72,702
Rent-A-Center, Inc./TX	2,279	34,117
ServiceMaster Global Holdings, Inc. (2)	12,786	501,723
Starbucks Corp.	1,629	97,789
Time Warner, Inc.	685	44,299
TJX Cos., Inc./The	17,155	1,216,461
Twenty-First Century Fox, Inc.	868	23,575
Visteon Corp. (2)	831	95,150
Walt Disney Co./The	73	7,671
(Cost $18,892,166)		19,638,762

Consumer Staples — 4.2%
Altria Group, Inc.	30,687	1,786,290
Casey's General Stores, Inc.	3,838	462,287
Coca-Cola Bottling Co. Consolidated	695	126,844
Coca-Cola Co./The	340	14,606
Colgate-Palmolive Co.	1,518	101,129
Constellation Brands, Inc.	447	63,671
Costco Wholesale Corp.	984	158,916
Coty, Inc. (4)	5,484	140,555
CVS Health Corp.	6,649	650,073
Estee Lauder Cos., Inc./The	294	25,890
Kimberly-Clark Corp.	1,874	238,560
Kraft Heinz Co./The	23,873	1,736,999
Kroger Co./The	27,677	1,157,729
Mondelez International, Inc.	34,343	1,539,940

Balanced Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Natural Health Trends Corp.	10,744	360,246
PepsiCo, Inc.	1,522	152,078
Philip Morris International, Inc.	1,099	96,613
Procter & Gamble Co./The	1,222	97,039
Reynolds American, Inc.	31,418	1,449,941
Rite Aid Corp. (2)	2,407	18,871
Walgreens Boots Alliance, Inc.	20,640	1,757,599
Wal-Mart Stores, Inc.	399	24,459
(Cost $12,170,499)		12,160,335

Energy — 3.8%
Alon USA Energy, Inc.	3,190	47,340
Anadarko Petroleum Corp.	755	36,678
Chevron Corp.	23,773	2,138,619
ConocoPhillips	851	39,733
Delek US Holdings, Inc.	6,411	157,711
Exxon Mobil Corp.	40,082	3,124,392
HollyFrontier Corp.	17,268	688,821
Kinder Morgan, Inc./DE	2,280	34,018
Marathon Petroleum Corp.	19,844	1,028,713
PBF Energy, Inc.	6,689	246,222
Phillips 66	12,927	1,057,429
Rowan Cos. Plc	7,044	119,396
Tesoro Corp.	8,157	859,503
Valero Energy Corp.	15,341	1,084,762
Western Refining, Inc.	12,664	451,092
(Cost $11,911,358)		11,114,429

Financials — 12.9%
Allstate Corp./The	1,557	96,674
American Financial Group, Inc./OH	6,228	448,914
American International Group, Inc.	26,243	1,626,279
Assurant, Inc.	1,208	97,292
Assured Guaranty, Ltd.	29,184	771,333
Axis Capital Holdings, Ltd.	7,497	421,481
Bank of America Corp.	150,150	2,527,025
Bank of New York Mellon Corp./The	17,827	734,829
BB&T Corp.	2,565	96,983
BBCN Bancorp, Inc.	1,100	18,942
Berkshire Hathaway, Inc. (2)	2,312	305,276
BlackRock, Inc.	295	100,453
Capital One Financial Corp.	8,978	648,032
Chubb Corp./The	3,172	420,734
Citigroup, Inc.	43,798	2,266,547
Citizens Financial Group, Inc.	30,875	808,616
CME Group, Inc./IL	11,064	1,002,398
Corporate Office Properties Trust (3)	35,268	769,900

The accompanying notes are an integral part of these financial statements.

2015 Annual Report | December 31, 2015	Page 35

Schedule of Investments
December 31, 2015

Balanced Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Discover Financial Services	1,200	64,344
East West Bancorp, Inc.	18,110	752,652
Endurance Specialty Holdings, Ltd.	1,543	98,737
Financial Engines, Inc. (4)	1,194	40,202
Goldman Sachs Group, Inc./The	8,921	1,607,832
Great Western Bancorp, Inc.	26,567	770,974
Hanover Insurance Group, Inc./The	9,976	811,448
Hartford Financial Services Group, Inc./The	21,553	936,693
Intercontinental Exchange, Inc.	392	100,454
JPMorgan Chase & Co.	48,350	3,192,551
LendingTree, Inc. (2)	7,495	669,154
Lincoln National Corp.	18,081	908,751
MetLife, Inc.	28,028	1,351,230
Moody's Corp.	164	16,456
Morgan Stanley	200	6,362
MSCI, Inc.	11,248	811,318
Old Republic International Corp.	43,282	806,344
Opus Bank	1,460	53,976
PNC Financial Services Group, Inc./The	9,767	930,893
Popular, Inc.	29,565	837,872
Prudential Financial, Inc.	14,613	1,189,644
Regions Financial Corp.	97,586	936,826
SunTrust Banks, Inc.	23,555	1,009,096
Travelers Cos., Inc./The	5,376	606,735
Universal Insurance Holdings, Inc. (4)	1,825	42,304
US Bancorp	2,219	94,685
Voya Financial, Inc.	22,400	826,784
Walker & Dunlop, Inc. (2)	1,306	37,626
Wells Fargo & Co.	65,651	3,568,788
XL Group PLC	24,285	951,486
(Cost $37,303,741)		37,193,925

Healthcare — 6.4%
Abbott Laboratories	590	26,497
AbbVie, Inc.	1,121	66,408
ABIOMED, Inc. (2)	5,239	472,977
Acadia Healthcare Co., Inc. (2)	124	7,745
Aetna, Inc.	7,008	757,705
AMAG Pharmaceuticals, Inc. (2)	947	28,590
Amedisys, Inc. (2)	6,826	268,398
AMN Healthcare Services, Inc. (2)	23,081	716,665
Anthem, Inc.	5,055	704,869
ARIAD Pharmaceuticals, Inc. (2)	6,200	38,750
Baxalta, Inc.	1,802	70,332
Baxter International, Inc.	2,606	99,419
Boston Scientific Corp. (2)	2,705	49,880
Bristol-Myers Squibb Co.	1,404	96,581

Balanced Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Brookdale Senior Living, Inc. (2)	700	12,922
Cambrex Corp. (2)	15,548	732,155
Celgene Corp. (2)	2,227	266,706
Centene Corp. (2)	2,570	169,132
Chemed Corp.	5,097	763,531
Cigna Corp.	4,325	632,877
DexCom, Inc. (2)	7,317	599,262
Eagle Pharmaceuticals, Inc./DE (2)(4)	6,805	603,399
Edwards Lifesciences Corp. (2)	11,037	871,702
Eli Lilly & Co.	16,245	1,368,804
Exact Sciences Corp. (2)	2,108	19,457
Five Prime Therapeutics, Inc. (2)	462	19,173
Gilead Sciences, Inc.	21,351	2,160,508
ICU Medical, Inc. (2)	1,348	152,027
INC Research Holdings, Inc. (2)	8,835	428,586
Johnson & Johnson	15,307	1,572,335
Medtronic PLC	501	38,537
Merck & Co., Inc.	6,737	355,848
Merit Medical Systems, Inc. (2)	7,910	147,047
Mylan NV (2)	200	10,814
Neurocrine Biosciences, Inc. (2)	15,266	863,598
OPKO Health, Inc. (2)	645	6,482
Pfizer, Inc.	62,565	2,019,598
PTC Therapeutics, Inc. (2)	678	21,967
Relypsa, Inc. (2)	967	27,405
Tenet Healthcare Corp. (2)	1,300	39,390
Thermo Fisher Scientific, Inc.	334	47,378
UnitedHealth Group, Inc.	10,524	1,238,043
(Cost $18,224,878)		18,593,499

Industrials — 3.9%
3M Co.	2,529	380,969
Alaska Air Group, Inc.	1,199	96,531
American Woodmark Corp. (2)	9,589	766,928
BWX Technologies, Inc.	25,864	821,699
Colfax Corp. (2)	1,660	38,761
Comfort Systems USA, Inc.	1,338	38,026
Delta Air Lines, Inc.	23,373	1,184,777
Dycom Industries, Inc. (2)	8,516	595,779
Expeditors International of Washington, Inc.	6,506	293,421
FedEx Corp.	556	82,838
General Dynamics Corp.	141	19,368
General Electric Co.	552	17,195
Hawaiian Holdings, Inc. (2)	21,606	763,340
HD Supply Holdings, Inc. (2)	9,650	289,790
Honeywell International, Inc.	352	36,457
Interface, Inc.	1,065	20,384

The accompanying notes are an integral part of these financial statements.

Page 36	2015 Annual Report | December 31, 2015

Schedule of Investments
December 31, 2015

Balanced Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
JetBlue Airways Corp. (2)	34,376	778,616
Lockheed Martin Corp.	452	98,152
ManpowerGroup, Inc.	9,489	799,828
Masco Corp.	11,635	329,271
Northrop Grumman Corp.	517	97,615
Owens Corning	16,535	777,641
Raytheon Co.	762	94,892
Robert Half International, Inc.	6,009	283,264
SkyWest, Inc.	1,291	24,555
Southwest Airlines Co.	23,512	1,012,427
Stanley Black & Decker, Inc.	3,707	395,648
United Continental Holdings, Inc. (2)	16,568	949,346
WW Grainger, Inc. (4)	221	44,772
(Cost $11,348,166)		11,132,290

Information Technology — 14.3%
Accenture PLC	13,642	1,425,589
Activision Blizzard, Inc.	9,559	370,029
Adobe Systems, Inc. (2)	12,130	1,139,492
Alphabet, Inc. (2)	6,751	5,252,346
Apple, Inc.	51,208	5,390,152
Arrow Electronics, Inc. (2)	12,800	693,504
Avnet, Inc.	17,679	757,368
Box, Inc. (2)	2,748	38,362
Broadridge Financial Solutions, Inc.	8,344	448,323
Brocade Communications Systems, Inc.	31,555	289,675
CACI International, Inc. (2)	488	45,277
Cirrus Logic, Inc. (2)	16,434	485,296
Cisco Systems, Inc.	48,498	1,316,963
Computer Sciences Corp.	26,485	865,530
DST Systems, Inc.	5,176	590,375
eBay, Inc. (2)	17,521	481,477
Electronic Arts, Inc. (2)	13,304	914,251
Facebook, Inc. (2)	10,214	1,068,997
First Solar, Inc. (2)	11,619	766,738
Global Payments, Inc.	8,502	548,464
GoDaddy, Inc. (2)(4)	1,000	32,060
Gogo, Inc. (2)	1,560	27,768
Hewlett Packard Enterprise Co.	69,265	1,052,828
HP, Inc.	89,817	1,063,433
Ingram Micro, Inc.	26,604	808,230
Inphi Corp. (2)	8,902	240,532
Integrated Device Technology, Inc. (2)	16,539	435,803
Intel Corp.	70,615	2,432,687
Intuit, Inc.	404	38,986
Ixia (2)	2,797	34,767
Luxoft Holding, Inc. (2)	7,304	563,358

Balanced Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Manhattan Associates, Inc. (2)	10,618	702,593
MasterCard, Inc.	979	95,315
Maxim Integrated Products, Inc.	2,565	97,470
Mentor Graphics Corp.	46,057	848,370
Microsoft Corp.	95,071	5,274,539
MicroStrategy, Inc. (2)	2,636	472,608
NetSuite, Inc. (2)	510	43,156
Nimble Storage, Inc. (2)	300	2,760
NVIDIA Corp.	25,499	840,447
PayPal Holdings, Inc. (2)	5,190	187,878
Proofpoint, Inc. (2)	300	19,503
Rackspace Hosting, Inc. (2)	1,478	37,423
Sanmina Corp. (2)	20,530	422,507
Splunk, Inc. (2)	754	44,343
Stamps.com, Inc. (2)	7,431	814,512
Synopsys, Inc. (2)	8,568	390,786
Tech Data Corp. (2)	11,185	742,460
Teradata Corp. (2)	1,491	39,392
Tessera Technologies, Inc.	477	14,315
Visa, Inc.	119	9,228
Xerox Corp.	13,383	142,261
Zebra Technologies Corp. (2)	569	39,631
Zillow Group, Inc. (2)	800	20,832
(Cost $39,708,785)		40,920,989

Materials — 0.0%
Boise Cascade Co. (2)	900	22,977
Monsanto Co.	400	39,408
Southern Copper Corp.	200	5,224
(Cost $69,149)		67,609

Telecommunication Services — 0.0%
AT&T, Inc.	2,843	97,828
(Cost $96,580)		97,828

Utilities — 0.0%
Exelon Corp.	300	8,331
(Cost $8,075)		8,331

Total Common Stocks (Cost $149,733,397)		150,927,997

The accompanying notes are an integral part of these financial statements.

2015 Annual Report | December 31, 2015	Page 37

Schedule of Investments
December 31, 2015

Balanced Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Registered Investment Companies — 32.9%
Baird Core Plus Bond Fund	348,369	3,779,804
DoubleLine Total Return Bond Fund	1,028,240	11,084,423
Fidelity Capital & Income Fund	231,615	2,119,278
Frost Total Return Bond Fund	373,068	3,805,292
Goldman Sachs Emerging Markets Debt Fund	416,119	4,926,850
iShares 1-3 Year Treasury Bond ETF (9)	78,630	6,633,227
iShares 3-7 Year Treasury Bond ETF (9)	43,410	5,322,500
iShares 7-10 Year Treasury Bond ETF (9)	12,600	1,330,434
iShares iBoxx $ High Yield Corporate Bond ETF (9)	82,350	6,635,763
iShares JP Morgan USD Emerging Markets Bond ETF (9)	20,990	2,220,322
iShares MSCI EAFE ETF (4)(9)	123,027	7,224,145
JPMorgan Core Plus Bond Fund	478,888	3,859,841
Lord Abbett High Yield Fund	317,171	2,194,824
Metropolitan West Total Return Bond Fund	1,046,062	11,109,176
PIMCO Investment Grade Corporate Bond Fund	388,562	3,854,532
Pioneer Bond Fund	422,839	3,983,145
Prudential Total Return Bond Fund	812,130	11,337,334
SPDR Barclays High Yield Bond ETF (9)	65,215	2,211,441
TCW Emerging Markets Income Fund	201,520	1,505,352
Total Registered Investment Companies (Cost $98,070,962)		95,137,683

Money Market Registered Investment Companies — 13.6%
Fidelity Institutional Money Market Portfolio, 0.32% (5)	4,648,108	4,648,108
Meeder Money Market Fund - Institutional Class, 0.26% (6)	34,709,544	34,709,544
Total Money Market Registered Investment Companies (Cost $39,357,652)		39,357,652

Bank Obligations — 0.3%
Capital Bank Deposit Account, 0.65%, 1/4/2016 (7)	249,133	249,133
EverBank Money Market Account, 0.61%, 1/4/2016 (7)	249,129	249,129
Pacific Mercantile Bank Deposit Account, 0.60%, 1/4/2016 (7)	249,127	249,127
Total Bank Obligations (Cost $747,389)		747,389
Total Investments — 99.1% (Cost $287,909,400)(1)		286,170,721
Other Assets less Liabilities — 0.9%		2,632,394
Total Net Assets — 100.0%		288,803,115

Trustee Deferred Compensation (8)
Meeder Aggressive Growth Fund	3,109	29,971
Meeder Balanced Fund	1,652	17,115
Meeder Dynamic Growth Fund	1,111	10,399
Meeder Muirfield Fund	2,881	18,640
Meeder Quantex Fund	1,180	32,851
Meeder Miller/Howard Infrastructure Fund	472	8,576
Total Trustee Deferred Compensation (Cost $109,491)		117,552

	Long (Short) Contracts	Unrealized Appreciation (Depreciation)($)

Futures Contracts
Standard & Poors 500 Mini Futures expiring March 2016, notional value $26,561,970	(261)	(398,766)
Russell 2000 Mini Index Futures expiring March 2016, notional value $10,409,800	(92)	(127,140)
Total Futures Contracts	(353)	(525,906)

(1)	Cost for federal income tax purposes of $288,615,874 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$6,001,791
Unrealized depreciation	(8,972,850)
Net unrealized appreciation (depreciation)	$(2,971,059)

(2)	Represents non-income producing securities.

(3)	Real estate investment trust.

(4)	All or a portion of this security is on loan.

(5)	Investment purchased as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2015.

(6)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2015.

(7)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown represents the rate in effect at December 31, 2015. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(8)	Assets of affiliates to the Balanced Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

(9)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements.

Page 38	2015 Annual Report | December 31, 2015

Schedule of Investments
December 31, 2015

Global Opportunities Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — 54.1%
Consumer Discretionary — 6.7%
Amazon.com, Inc. (2)	1,939	1,310,551
Cinemark Holdings, Inc.	2,961	98,986
Cooper Tire & Rubber Co.	12,036	455,563
Dave & Buster's Entertainment, Inc. (2)	4,903	204,651
General Motors Co.	17,549	596,841
Genuine Parts Co.	4,115	353,437
Goodyear Tire & Rubber Co./The	12,787	417,751
Home Depot, Inc./The	1,699	224,693
Interpublic Group of Cos., Inc./The	22,527	524,429
Lear Corp.	3,744	459,876
Leggett & Platt, Inc.	3,774	158,583
Lowe's Cos., Inc.	3,676	279,523
McDonald's Corp.	1,505	177,801
Murphy USA, Inc. (2)	1,210	73,495
NIKE, Inc.	13,042	815,125
O'Reilly Automotive, Inc. (2)	2,145	543,586
Time Warner, Inc.	4,261	275,559
Whirlpool Corp.	1,364	200,331
(Cost $7,002,826)		7,170,781

Consumer Staples — 2.3%
Coca-Cola Bottling Co. Consolidated	1,819	331,986
Kimberly-Clark Corp.	3,095	393,994
Kraft Heinz Co./The	2,520	183,355
Reynolds American, Inc.	15,741	726,447
Rite Aid Corp. (2)	67,251	527,248
Walgreens Boots Alliance, Inc.	3,610	307,410
(Cost $2,443,676)		2,470,440

Energy — 6.8%
Alon USA Energy, Inc.	6,761	100,333
Chevron Corp.	12,610	1,134,396
Delek US Holdings, Inc.	8,759	215,471
Exxon Mobil Corp.	22,832	1,779,754
HollyFrontier Corp.	10,125	403,886
Marathon Petroleum Corp.	9,944	515,497
Nordic American Tankers, Ltd.	5,083	78,990
Parsley Energy, Inc. (2)	7,049	130,054
Phillips 66	7,847	641,885
Scorpio Tankers, Inc.	9,500	76,190
Teekay Tankers, Ltd.	62,623	430,846
Tesoro Corp.	4,721	497,452
Valero Energy Corp.	8,515	602,096
Western Refining, Inc.	8,710	310,250
World Fuel Services Corp.	8,502	326,987
(Cost $7,856,870)		7,244,087

Global Opportunities Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Financials — 14.2%
Alexandria Real Estate Equities, Inc. (3)	5,179	467,974
American Campus Communities, Inc. (3)	3,040	125,674
American International Group, Inc.	11,171	692,267
Apartment Investment & Management Co. (3)	2,976	119,129
Assured Guaranty, Ltd.	16,292	430,598
Bank of America Corp.	60,815	1,023,516
Bank of New York Mellon Corp./The	3,789	156,183
Berkshire Hathaway, Inc. (2)	2,326	307,125
Care Capital Properties, Inc. (3)	11,554	353,206
Citigroup, Inc.	18,189	941,281
Columbia Property Trust, Inc. (3)	18,610	436,963
CoreSite Realty Corp. (3)	8,475	480,702
Corporate Office Properties Trust (3)	21,270	464,324
East West Bancorp, Inc.	6,810	283,024
Empire State Realty Trust, Inc. (3)	9,571	172,948
Equity LifeStyle Properties, Inc. (3)	7,496	499,758
Equity One, Inc. (3)	17,335	470,645
Goldman Sachs Group, Inc./The	2,662	479,772
Great Western Bancorp, Inc.	1,181	34,273
Hanover Insurance Group, Inc./The	4,386	356,757
Jones Lang LaSalle, Inc.	400	63,944
JPMorgan Chase & Co.	21,100	1,393,233
Kimco Realty Corp. (3)	19,222	508,614
Mack-Cali Realty Corp. (3)	5,888	137,485
MSCI, Inc.	6,228	449,226
Nasdaq, Inc.	5,950	346,112
Outfront Media, Inc. (3)	3,845	83,936
Popular, Inc.	8,997	254,975
QTS Realty Trust, Inc. (3)	6,551	295,516
Retail Properties of America, Inc. (3)	30,170	445,611
Travelers Cos., Inc./The	5,333	601,882
Universal Insurance Holdings, Inc. (4)	2,153	49,907
Vornado Realty Trust (3)	5,435	543,283
Voya Financial, Inc.	9,730	359,134
Walker & Dunlop, Inc. (2)	3,128	90,118
Wells Fargo & Co.	13,724	746,037
Weyerhaeuser Co. (3)	6,170	184,977
XL Group PLC	3,033	118,833
(Cost $14,482,226)		14,968,942

Healthcare — 4.4%
ABIOMED, Inc. (2)	5,493	495,908
Aetna, Inc.	2,842	307,277
Amedisys, Inc. (2)	3,014	118,510
AMN Healthcare Services, Inc. (2)	2,538	78,805

The accompanying notes are an integral part of these financial statements.

2015 Annual Report | December 31, 2015	Page 39

Schedule of Investments
December 31, 2015

Global Opportunities Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Anthem, Inc.	1,975	275,394
Cambrex Corp. (2)	2,744	129,215
Cigna Corp.	4,530	662,875
Hologic, Inc. (2)	11,540	446,483
INC Research Holdings, Inc. (2)	5,687	275,876
Johnson & Johnson	1,040	106,829
Masimo Corp. (2)	8,053	334,280
Merck & Co., Inc.	14,355	758,231
Merit Medical Systems, Inc. (2)	2,121	39,429
Pfizer, Inc.	18,331	591,725
Sucampo Pharmaceuticals, Inc. (2)	4,434	76,664
(Cost $4,238,622)		4,697,501

Industrials — 6.3%
3M Co.	3,215	484,308
Alaska Air Group, Inc.	4,810	387,253
BWX Technologies, Inc.	14,677	466,288
Comfort Systems USA, Inc.	6,778	192,631
Dycom Industries, Inc. (2)	5,270	368,689
EMCOR Group, Inc.	2,760	132,590
Expeditors International of Washington, Inc.	10,069	454,112
FedEx Corp.	3,973	591,937
General Dynamics Corp.	4,456	612,076
General Electric Co.	5,822	181,355
Hawaiian Holdings, Inc. (2)	12,159	429,577
ManpowerGroup, Inc.	5,009	422,209
Owens Corning	9,905	465,832
Robert Half International, Inc.	2,637	124,308
SkyWest, Inc.	4,619	87,853
Southwest Airlines Co.	9,094	391,588
Stanley Black & Decker, Inc.	3,968	423,505
United Continental Holdings, Inc. (2)	8,055	461,552
(Cost $6,543,736)		6,677,663

Information Technology — 11.7%
Alphabet, Inc. (2)	1,393	1,083,768
Apple, Inc.	13,532	1,424,378
Arrow Electronics, Inc. (2)	1,993	107,981
Avnet, Inc.	10,663	456,803
Broadridge Financial Solutions, Inc.	5,199	279,342
Cisco Systems, Inc.	33,615	912,815
eBay, Inc. (2)	12,334	338,938
Electronic Arts, Inc. (2)	8,030	551,822
Facebook, Inc. (2)	6,750	706,455

Global Opportunities Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Fairchild Semiconductor International, Inc. (2)	22,989	476,102
Harris Corp.	5,145	447,101
Hewlett Packard Enterprise Co.	29,310	445,512
HP, Inc.	44,079	521,895
Ingram Micro, Inc.	14,664	445,492
j2 Global, Inc.	5,723	471,117
Juniper Networks, Inc.	16,548	456,725
Manhattan Associates, Inc. (2)	6,061	401,056
Marvell Technology Group, Ltd.	12,174	107,375
Maxim Integrated Products, Inc.	11,963	454,594
MaxLinear, Inc. (2)	14,429	212,539
Microsoft Corp.	13,106	727,121
OmniVision Technologies, Inc. (2)	4,196	121,768
QLogic Corp. (2)	1,828	22,302
Sanmina Corp. (2)	4,804	98,866
Stamps.com, Inc. (2)	1,253	137,341
Tech Data Corp. (2)	1,608	106,739
Tessera Technologies, Inc.	1,496	44,895
Total System Services, Inc.	9,303	463,289
Ubiquiti Networks, Inc. (2)(4)	1,016	32,197
Visa, Inc.	4,715	365,648
Zynga, Inc. (2)	1,882	5,044
(Cost $12,168,080)		12,427,020

Materials — 1.1%
Ashland, Inc.	1,990	204,373
Bemis Co., Inc.	6,455	288,474
CF Industries Holdings, Inc.	1,000	40,810
Greif, Inc.	1,753	54,010
Sherwin-Williams Co./The	1,101	285,820
US Concrete, Inc. (2)	6,545	344,660
(Cost $1,283,409)		1,218,147

Utilities — 0.6%
PG&E Corp.	10,867	578,016
TECO Energy, Inc.	4,196	111,823
(Cost $697,682)		689,839

Total Common Stocks (Cost $56,717,127)		57,564,420

The accompanying notes are an integral part of these financial statements.

Page 40	2015 Annual Report | December 31, 2015

Schedule of Investments
December 31, 2015

Global Opportunities Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Registered Investment Companies — 41.8%
Goldman Sachs Emerging Markets Equity Insights Fund	454,167	3,360,834
iShares Core MSCI EAFE ETF (9)	127,155	6,914,689
iShares Core MSCI Emerging Markets ETF JDR (9)	212,415	8,367,027
iShares MSCI EAFE ETF (4)(9)	278,170	16,334,141
Ivy International Core Equity Fund	427,058	7,161,756
Oppenheimer Developing Markets Fund	80,040	2,400,407
Total Registered Investment Companies (Cost $48,427,731)		44,538,854

Money Market Registered Investment Companies — 19.3%
Fidelity Institutional Money Market Portfolio, 0.32% (5)	4,997,994	4,997,994
Meeder Money Market Fund - Institutional Class, 0.26% (6)	15,476,825	15,476,825
Total Money Market Registered Investment Companies (Cost $20,474,819)		20,474,819

Bank Obligations — 0.7%
Capital Bank Deposit Account, 0.65%, 1/4/2016 (7)	249,133	249,133
EverBank Money Market Account, 0.61%, 1/4/2016 (7)	249,129	249,129
Pacific Mercantile Bank Deposit Account, 0.60%, 1/4/2016 (7)	249,127	249,127
Total Bank Obligations (Cost $747,389)		747,389
Total Investments — 115.9% (Cost $126,367,066)(1)		123,325,482
Liabilities less Other Assets — (15.9%)		(16,903,868)
Total Net Assets — 100.0%		106,421,614

Trustee Deferred Compensation (8)
Meeder Aggressive Growth Fund	2,593	24,997
Meeder Balanced Fund	1,375	14,245
Meeder Dynamic Growth Fund	927	8,677
Meeder Muirfield Fund	2,411	15,599
Meeder Quantex Fund	992	27,617
Meeder Miller/Howard Infrastructure Fund	391	7,104
Total Trustee Deferred Compensation (Cost $91,330)		98,239

Global Opportunities Fund
	Long Contracts	Unrealized Appreciation (Depreciation)($)

Futures Contracts
Standard & Poors 500 Mini Futures expiring March 2016, notional value $2,238,940	22	40,801
Russell 2000 Mini Index Futures expiring March 2016, notional value $1,018,350	9	12,402
E-mini Standard & Poors MidCap 400 Futures expiring March 2016, notional value $975,450	7	2,287
Total Futures Contracts	38	55,490

(1)	Cost for federal income tax purposes of $126,787,370 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,499,233
Unrealized depreciation	(6,905,631)
Net unrealized appreciation (depreciation)	$(3,406,398)

(2)	Represents non-income producing securities.

(3)	Real estate investment trust.

(4)	All or a portion of this security is on loan.

(5)	Investment purchased as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2015.

(6)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2015.

(7)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown represents the rate in effect at December 31, 2015. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(8)	Assets of affiliates to the Global Opportunities Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

(9)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements.

2015 Annual Report | December 31, 2015	Page 41

Schedule of Investments
December 31, 2015

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks - Long — 69.4%
Consumer Discretionary — 10.3%
Aaron's, Inc.	13,761	308,109
Amazon.com, Inc. (2)	816	551,526
AutoNation, Inc. (2)(5)	2,804	167,287
AutoZone, Inc. (2)(5)	225	166,930
Barnes & Noble, Inc.	14,335	124,858
Best Buy Co., Inc. (5)	13,008	396,094
Capella Education Co.	4,200	194,124
Chico's FAS, Inc. (5)	11,533	123,057
Children's Place, Inc./The (5)	2,830	156,216
Cinemark Holdings, Inc. (5)	2,925	97,783
Coach, Inc.	14,714	481,589
Cooper Tire & Rubber Co.	11,514	435,805
Dick's Sporting Goods, Inc.	2,795	98,803
Dixie Group, Inc./The (2)	7,952	41,589
Dollar General Corp.	5,562	399,741
Domino's Pizza, Inc. (5)	1,356	150,855
Expedia, Inc. (5)	1,372	170,540
Finish Line, Inc./The (5)	8,197	148,202
Foot Locker, Inc. (5)	2,395	155,891
Francesca's Holdings Corp. (2)	19,103	332,583
Garmin, Ltd.	1,253	46,574
General Motors Co.	1,329	45,199
Genesco, Inc. (2)(5)	2,690	152,873
Genuine Parts Co.	4,685	402,395
GNC Holdings, Inc. (5)	3,280	101,746
Goodyear Tire & Rubber Co./The	13,495	440,882
Home Depot, Inc./The (5)	1,494	197,582
Lear Corp. (5)	1,070	131,428
Leggett & Platt, Inc. (5)	2,623	110,218
Lowe's Cos., Inc. (5)	6,155	468,026
Movado Group, Inc.	16,618	427,249
Murphy USA, Inc. (2)(5)	3,148	191,210
Nautilus, Inc. (2)	9,833	164,408
Netflix, Inc. (2)	1,478	169,054
News Corp.	11,419	152,558
Nutrisystem, Inc.	19,074	412,761
Penske Automotive Group, Inc.	3,379	143,067
Rent-A-Center, Inc./TX (5)	18,834	281,945
Sally Beauty Holdings, Inc. (2)(5)	4,860	135,545
Scholastic Corp.	11,330	436,885
Select Comfort Corp. (2)	9,899	211,938
Shake Shack, Inc. (2)	1,077	42,649
Skechers U.S.A., Inc. (2)(5)	15,202	459,252
Staples, Inc.	36,135	342,198
Starz (2)	3,809	127,602
Tenneco, Inc. (2)	3,476	159,583

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks - Long — continued
Time Warner, Inc. (5)	1,174	75,923
TJX Cos., Inc./The (5)	6,180	438,224
Tuesday Morning Corp. (2)	13,498	87,737
Ulta Salon Cosmetics & Fragrance, Inc. (2)(5)	591	109,335
Viacom, Inc. (5)	3,008	123,809
Vince Holding Corp. (2)	12,130	55,555
Vista Outdoor, Inc. (2)	10,090	449,106
Walt Disney Co./The	4,888	513,631
Whirlpool Corp.	2,840	417,111
(Cost $14,155,131)		12,926,840

Consumer Staples — 4.3%
Andersons, Inc./The	4,804	151,951
Archer-Daniels-Midland Co.	3,596	131,901
Avon Products, Inc.	26,651	107,937
Bunge, Ltd. (5)	6,402	437,129
Casey's General Stores, Inc.	1,922	231,505
Central Garden & Pet Co. (2)	18,000	244,800
Colgate-Palmolive Co. (5)	2,533	168,748
Constellation Brands, Inc.	3,713	528,880
CVS Health Corp. (5)	1,059	103,538
Dr Pepper Snapple Group, Inc. (5)	2,178	202,990
Ingles Markets, Inc.	4,629	204,046
Kimberly-Clark Corp. (5)	1,060	134,938
Kraft Heinz Co./The (5)	6,703	487,710
Mondelez International, Inc.	4,498	201,690
Nu Skin Enterprises, Inc.	1,267	48,007
PepsiCo, Inc. (5)	1,764	176,259
Reynolds American, Inc.	10,703	493,943
Rite Aid Corp. (2)	62,401	489,224
Spectrum Brands Holdings, Inc. (5)	1,161	118,190
SUPERVALU, Inc. (2)	32,279	218,852
Walgreens Boots Alliance, Inc. (5)	5,681	483,766
(Cost $5,452,783)		5,366,004

Energy — 4.2%
California Resources Corp.	21,743	50,661
Cameron International Corp. (2)(5)	3,422	216,270
Chevron Corp.	5,348	481,106
Concho Resources, Inc. (2)	2,517	233,729
Delek US Holdings, Inc. (5)	4,594	113,012
EOG Resources, Inc. (5)	2,258	159,844
Exterran Corp. (2)(5)	3,433	55,100
Forum Energy Technologies, Inc. (2)(5)	11,427	142,380
Hess Corp.	2,901	140,640
Laredo Petroleum, Inc. (2)	5,082	40,605
Marathon Oil Corp.	7,926	99,788

The accompanying notes are an integral part of these financial statements.

Page 42	2015 Annual Report | December 31, 2015

Schedule of Investments
December 31, 2015

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks - Long — continued
Marathon Petroleum Corp.	8,835	458,006
Matrix Service Co. (2)	20,864	428,547
Memorial Resource Development Corp. (2)	34,006	549,197
Newpark Resources, Inc. (2)	8,272	43,676
Occidental Petroleum Corp.	6,451	436,152
Oil States International, Inc. (2)	15,941	434,392
Patterson-UTI Energy, Inc.	31,428	473,934
Tesoro Corp. (5)	1,715	180,710
Valero Energy Corp.	6,208	438,968
Western Refining, Inc.	3,747	133,468
(Cost $5,618,704)		5,310,185

Financials — 13.0%
Aflac, Inc. (5)	2,740	164,126
Alleghany Corp. (2)	956	456,901
Allstate Corp./The (5)	2,484	154,232
Ambac Financial Group, Inc. (2)	27,908	393,224
American Campus Communities, Inc. (3)	3,782	156,348
American Financial Group, Inc./OH (5)	1,780	128,302
American International Group, Inc. (5)	2,666	165,212
Ameriprise Financial, Inc. (5)	1,368	145,583
Assured Guaranty, Ltd.	17,815	470,850
Bank of New York Mellon Corp./The (5)	2,314	95,383
BB&T Corp. (5)	4,160	157,290
Berkshire Hathaway, Inc. (2)	3,296	435,204
Capitol Federal Financial, Inc. (5)	14,224	178,653
CBOE Holdings, Inc.	6,818	442,488
Chubb Corp./The (5)	1,379	182,911
Citigroup, Inc.	8,981	464,767
Citizens Financial Group, Inc.	16,790	439,730
CME Group, Inc./IL (5)	1,756	159,094
Comerica, Inc.	10,588	442,896
Corporate Office Properties Trust (3)	16,737	365,369
Crown Castle International Corp. (3)(5)	2,225	192,351
East West Bancorp, Inc. (5)	10,567	439,165
Enova International, Inc. (2)	1,300	8,593
Evercore Partners, Inc. (5)	2,952	159,615
EZCORP, Inc. (2)(5)	12,729	63,518
First Midwest Bancorp, Inc./IL	23,096	425,659
Franklin Resources, Inc. (5)	3,657	134,651
Genworth Financial, Inc. (2)	23,437	87,420
Goldman Sachs Group, Inc./The (5)	818	147,428
Green Dot Corp. (2)	5,370	88,175
Hanover Insurance Group, Inc./The	3,010	244,833
Heritage Insurance Holdings, Inc.	20,664	450,888
Home BancShares, Inc./AR	4,354	176,424
Intercontinental Exchange, Inc.	1,836	470,493

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks - Long — continued
Investment Technology Group, Inc.	24,333	414,148
JPMorgan Chase & Co.	7,269	479,972
KeyCorp	33,550	442,525
Lazard, Ltd.	9,471	426,290
LPL Financial Holdings, Inc.	1,047	44,655
Marcus & Millichap, Inc. (2)	7,183	209,313
MarketAxess Holdings, Inc.	1,758	196,175
McGraw Hill Financial, Inc.	4,516	445,187
MetLife, Inc.	4,935	237,916
Moody's Corp. (5)	1,518	152,316
NorthStar Asset Management Group, Inc./New York	10,972	133,200
Old Republic International Corp.	23,261	433,352
PHH Corp. (2)	14,358	232,600
PNC Financial Services Group, Inc./The (5)	1,726	164,505
Popular, Inc. (5)	16,605	470,586
PrivateBancorp, Inc.	4,077	167,239
Prosperity Bancshares, Inc.	3,109	148,797
Prudential Financial, Inc. (5)	1,976	160,866
Regions Financial Corp. (5)	48,841	468,874
ServisFirst Bancshares, Inc.	6,500	308,945
Signature Bank/New York NY (2)(5)	1,144	175,455
Simon Property Group, Inc. (3)	2,545	494,850
State Street Corp. (5)	2,251	149,376
SunTrust Banks, Inc. (5)	10,207	437,268
Travelers Cos., Inc./The (5)	1,612	181,930
Validus Holdings, Ltd.	8,778	406,334
(Cost $16,319,409)		16,270,450

Healthcare — 12.4%
ABIOMED, Inc. (2)	425	38,369
Aceto Corp.	16,155	435,862
Alder Biopharmaceuticals, Inc. (2)	4,607	152,169
Allscripts Healthcare Solutions, Inc. (2)	11,950	183,791
AMAG Pharmaceuticals, Inc. (2)(5)	3,286	99,204
AmerisourceBergen Corp. (5)	1,561	161,891
AMN Healthcare Services, Inc. (2)	4,222	131,093
Anacor Pharmaceuticals, Inc. (2)	4,700	530,959
Baxter International, Inc.	12,623	481,567
Biogen, Inc. (2)(5)	1,551	475,149
BioMarin Pharmaceutical, Inc. (2)(5)	1,066	111,674
BioTelemetry, Inc. (2)	33,160	387,309
Boston Scientific Corp. (2)(5)	9,775	180,251
Bristol-Myers Squibb Co. (5)	2,572	176,928
Cambrex Corp. (2)	8,773	413,121
Cardinal Health, Inc. (5)	2,037	181,843
Cigna Corp.	903	132,136

The accompanying notes are an integral part of these financial statements.

2015 Annual Report | December 31, 2015	Page 43

Schedule of Investments
December 31, 2015

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks - Long — continued
CONMED Corp.	9,454	416,449
DexCom, Inc. (2)(5)	1,735	142,097
Dyax Corp. (2)(5)	6,220	233,996
Edwards Lifesciences Corp. (2)(5)	5,598	442,130
Eli Lilly & Co.	2,003	168,773
Exelixis, Inc. (2)	9,176	51,753
Gilead Sciences, Inc. (5)	3,318	335,748
HealthEquity, Inc. (2)	10,345	259,349
Hologic, Inc. (2)(5)	3,345	129,418
ICU Medical, Inc. (2)	3,391	382,437
INC Research Holdings, Inc. (2)	4,293	208,253
Inogen, Inc. (2)	7,257	290,933
Intersect ENT, Inc. (2)	4,188	94,230
Intuitive Surgical, Inc. (2)(5)	852	465,328
Kite Pharma, Inc. (2)	4,204	259,050
Lannett Co., Inc. (2)	1,233	49,468
LHC Group, Inc. (2)	10,272	465,219
LivaNova PLC (2)	6,906	410,009
Merck & Co., Inc. (5)	8,943	472,369
Meridian Bioscience, Inc.	22,572	463,177
Merit Medical Systems, Inc. (2)	19,821	368,472
Neurocrine Biosciences, Inc. (2)	8,467	478,978
NuVasive, Inc. (2)(5)	8,889	480,984
OPKO Health, Inc. (2)	4,218	42,391
Pfizer, Inc. (5)	6,076	196,133
PharMerica Corp. (2)	13,806	483,210
Phibro Animal Health Corp.	13,449	405,218
Quality Systems, Inc.	30,154	486,082
Radius Health, Inc. (2)	8,368	514,967
Regeneron Pharmaceuticals, Inc. (2)	974	528,755
Stryker Corp. (5)	1,123	104,372
Sucampo Pharmaceuticals, Inc. (2)	10,400	179,816
Supernus Pharmaceuticals, Inc. (2)	25,816	346,967
UnitedHealth Group, Inc. (5)	1,439	169,284
Universal American Corp./NY	11,530	80,710
VWR Corp. (2)	6,031	170,738
WellCare Health Plans, Inc. (2)(5)	1,822	142,499
Zoetis, Inc.	9,547	457,492
(Cost $16,002,284)		15,650,570

Industrials — 6.2%
Allison Transmission Holdings, Inc. (5)	3,945	102,136
AMERCO (5)	334	130,093
American Airlines Group, Inc.	10,763	455,813
Applied Industrial Technologies, Inc.	11,841	479,441
Babcock & Wilcox Enterprises, Inc. (2)(5)	7,578	158,153
Barrett Business Services, Inc.	3,749	163,231

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks - Long — continued
Beacon Roofing Supply, Inc. (2)(5)	6,167	253,957
BWX Technologies, Inc.	14,940	474,644
CEB, Inc. (5)	1,359	83,429
Comfort Systems USA, Inc.	900	25,578
Copa Holdings SA	939	45,316
Dycom Industries, Inc. (2)(5)	1,775	124,179
EMCOR Group, Inc. (5)	5,439	261,290
Emerson Electric Co. (5)	3,348	160,135
Essendant, Inc. (5)	4,858	157,934
Expeditors International of Washington, Inc. (5)	2,535	114,329
Fluor Corp. (5)	3,531	166,734
General Electric Co.	15,533	483,853
HD Supply Holdings, Inc. (2)(5)	4,360	130,931
Herman Miller, Inc.	6,073	174,295
Huntington Ingalls Industries, Inc. (5)	1,005	127,484
Interface, Inc.	14,321	274,104
ITT Corp.	10,033	364,399
KAR Auction Services, Inc. (5)	3,262	120,792
Kforce, Inc.	4,640	117,299
ManpowerGroup, Inc. (5)	4,919	414,623
Northrop Grumman Corp.	1,030	194,474
Owens Corning (5)	2,800	131,684
Quad/Graphics, Inc.	3,105	28,877
Raytheon Co. (5)	1,633	203,357
Republic Airways Holdings, Inc. (2)	33,819	132,909
Robert Half International, Inc. (5)	9,332	439,910
Stanley Black & Decker, Inc. (5)	1,195	127,542
Timken Co./The	5,323	152,185
Titan International, Inc.	31,889	125,643
TrueBlue, Inc. (2)	6,536	168,367
UTi Worldwide, Inc. (2)	40,443	284,314
Veritiv Corp. (2)	3,310	119,888
WABCO Holdings, Inc. (2)	1,439	147,152
(Cost $7,855,335)		7,820,474

Information Technology — 16.1%
ADTRAN, Inc.	28,064	483,262
Alphabet, Inc. (2)	711	553,164
Ambarella, Inc. (2)	835	46,543
Apple, Inc.	4,525	476,303
Arrow Electronics, Inc. (2)(5)	7,443	403,262
Avnet, Inc. (5)	10,676	457,360
Blackbaud, Inc. (5)	1,691	111,369
Blackhawk Network Holdings, Inc. (2)	1,931	85,370
Booz Allen Hamilton Holding Corp. (5)	15,191	468,642
Broadridge Financial Solutions, Inc. (5)	8,665	465,570

The accompanying notes are an integral part of these financial statements.

Page 44	2015 Annual Report | December 31, 2015

Schedule of Investments
December 31, 2015

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks - Long — continued
Brocade Communications Systems, Inc. (5)	46,851	430,092
CACI International, Inc. (2)(5)	2,112	195,951
Cirrus Logic, Inc. (2)(5)	4,960	146,469
Cisco Systems, Inc. (5)	4,366	118,559
Citrix Systems, Inc. (2)	1,272	96,227
Constant Contact, Inc. (2)	14,994	438,425
Corning, Inc. (5)	9,133	166,951
Cypress Semiconductor Corp.	14,283	140,116
DST Systems, Inc. (5)	1,571	179,188
eBay, Inc. (2)(5)	5,275	144,957
Electronic Arts, Inc. (2)(5)	6,122	420,704
ePlus, Inc. (2)	5,008	467,046
F5 Networks, Inc. (2)(5)	1,331	129,054
Facebook, Inc. (2)	5,155	539,522
Fairchild Semiconductor International, Inc. (2)(5)	11,373	235,535
Global Payments, Inc. (5)	2,752	177,532
Harmonic, Inc. (2)	25,788	104,957
Hewlett Packard Enterprise Co.	8,617	130,978
HP, Inc.	5,508	65,215
IAC/InterActiveCorp (5)	7,048	423,232
Ingram Micro, Inc. (5)	14,417	437,988
Integrated Device Technology, Inc. (2)	16,265	428,583
International Business Machines Corp. (5)	1,062	146,152
Intersil Corp.	14,911	190,264
Intuit, Inc.	1,156	111,554
Ixia (2)	35,977	447,194
j2 Global, Inc. (5)	1,951	160,606
Juniper Networks, Inc.	6,161	170,044
Keysight Technologies, Inc. (2)	14,870	421,267
Leidos Holdings, Inc..	8,131	457,450
Lexmark International, Inc.	10,026	325,344
LinkedIn Corp. (2)	2,010	452,411
Luxoft Holding, Inc. (2)	4,489	346,237
Marvell Technology Group, Ltd.	52,290	461,198
Methode Electronics, Inc.	12,879	409,939
Micron Technology, Inc. (2)	9,252	131,008
Microsemi Corp. (2)(5)	4,360	142,092
Microsoft Corp.	9,830	545,368
MicroStrategy, Inc. (2)	1,268	227,340
Monolithic Power Systems, Inc.	3,511	223,686
National Instruments Corp.	6,213	178,251
NetApp, Inc.	5,456	144,748
NetScout Systems, Inc. (2)	11,367	348,967
NIC, Inc. (5)	8,408	165,469
Nimble Storage, Inc. (2)	4,375	40,250
ON Semiconductor Corp. (2)	16,459	161,298

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks - Long — continued
Polycom, Inc. (2)	11,060	139,245
Progress Software Corp. (2)	17,573	421,752
Qlik Technologies, Inc. (2)	4,996	158,173
Red Hat, Inc. (2)(5)	2,149	177,959
Rofin-Sinar Technologies, Inc. (2)	6,707	179,613
salesforce.com, Inc. (2)(5)	1,355	106,232
Sanmina Corp. (2)	17,957	369,555
Stamps.com, Inc. (2)	1,632	178,884
Sykes Enterprises, Inc. (2)(5)	4,687	144,266
Symantec Corp. (5)	21,726	456,246
Tech Data Corp. (2)(5)	6,354	421,779
Tessera Technologies, Inc.	7,921	237,709
VMware, Inc. (2)	785	44,407
Western Digital Corp. (5)	6,435	386,422
Xerox Corp.	47,048	500,120
Xilinx, Inc.	9,215	432,829
Yahoo!, Inc. (2)	4,368	145,280
Zillow Group, Inc. (2)	1,781	46,377
Zynga, Inc. (2)	64,766	173,573
(Cost $20,111,981)		20,296,684

Materials — 1.2%
Ashland, Inc. (5)	1,195	122,727
Cabot Corp. (5)	4,876	199,331
Chemtura Corp. (2)(5)	6,552	178,673
Eagle Materials, Inc.	2,133	128,897
Reliance Steel & Aluminum Co. (5)	2,825	163,596
Sherwin-Williams Co./The	1,632	423,667
Southern Copper Corp.	1,902	49,680
Steel Dynamics, Inc.	7,645	136,616
Westlake Chemical Corp. (5)	2,799	152,042
(Cost $1,624,006)		1,555,229

Telecommunication Services — 0.3%
Inteliquent, Inc.	17,800	316,306
(Cost $381,949)		316,306

Utilities — 1.4%
American Water Works Co., Inc. (5)	7,660	457,685
Aqua America, Inc.	10,019	298,566
PG&E Corp.	9,075	482,699
Public Service Enterprise Group, Inc.	12,141	469,735
(Cost $1,720,820)		1,708,685

Total Common Stocks - Long (Cost $89,242,402)		87,221,427

The accompanying notes are an integral part of these financial statements.

2015 Annual Report | December 31, 2015	Page 45

Schedule of Investments
December 31, 2015

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Registered Investment Companies — 1.8%
iShares MSCI EAFE ETF (5)(9)	37,220	2,185,558
Total Registered Investment Companies (Cost $2,499,409)		2,185,558

Money Market Registered Investment Companies — 16.6%
Meeder Money Market Fund - Institutional Class, 0.26% (6)	20,818,164	20,818,164
Total Money Market Registered Investment Companies (Cost $20,818,164)		20,818,164

Bank Obligations — 0.2%
Capital Bank Deposit Account, 0.65%, 1/4/2016 (7)	249,133	249,133
Total Bank Obligations (Cost $249,133)		249,133
Total Investments - Long — 88.0% (Cost $112,809,108)(1)		110,474,282
Total Securities Sold Short — (19.7%) (Proceeds Received $(26,402,945)		(24,790,425)
Other Assets less Liabilities — 31.7%		39,913,174
Total Net Assets — 100.0%		125,597,031

Common Stocks - Short — (19.7%)
Consumer Discretionary — (3.5%)
2U, Inc. (2)(4)	(757)	(21,181)
American Axle & Manufacturing Holdings, Inc. (2)(4)	(1,644)	(31,137)
Apollo Education Group, Inc. (2)(4)	(25,020)	(191,903)
Bed Bath & Beyond, Inc. (2)(4)	(663)	(31,990)
Boot Barn Holdings, Inc. (2)(4)	(14,132)	(173,682)
Cabela's, Inc. (2)(4)	(6,684)	(312,343)
Chipotle Mexican Grill, Inc. (2)(4)	(89)	(42,707)
Chuy's Holdings, Inc. (2)(4)	(2,893)	(90,667)
ClubCorp Holdings, Inc. (4)	(1,643)	(30,018)
Dillard's, Inc. (4)	(443)	(29,110)
Dorman Products, Inc. (2)(4)	(1,835)	(87,107)
DreamWorks Animation SKG, Inc. (2)(4)	(11,714)	(301,870)
Dunkin' Brands Group, Inc. (4)	(1,345)	(57,284)
Federal-Mogul Holdings Corp. (2)(4)	(9,506)	(65,116)
Fossil Group, Inc. (2)(4)	(969)	(35,427)
Harley-Davidson, Inc. (4)	(817)	(37,084)
Harman International Industries, Inc. (4)	(2,753)	(259,360)
Hibbett Sports, Inc. (2)(4)	(15,154)	(458,256)
Hovnanian Enterprises, Inc. (2)(4)	(57,440)	(103,966)
HSN, Inc. (4)	(1,155)	(58,524)

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks - Short — continued
iRobot Corp. (2)(4)	(1,310)	(46,374)
K12, Inc. (2)(4)	(5,634)	(49,579)
Kate Spade & Co. (2)(4)	(1,716)	(30,493)
Las Vegas Sands Corp. (4)	(609)	(26,699)
Liberty Interactive Corp. QVC Group (2)(4)	(817)	(22,320)
Lions Gate Entertainment Corp. (4)	(1,940)	(62,837)
Live Nation Entertainment, Inc. (2)(4)	(1,289)	(31,671)
Media General, Inc. (2)(4)	(17,601)	(284,256)
Men's Wearhouse, Inc./The (4)	(15,291)	(224,472)
Meritage Homes Corp. (2)(4)	(1,417)	(48,164)
Pacific Sunwear of California, Inc. (2)(4)	(38,369)	(9,232)
Restoration Hardware Holdings, Inc. (2)(4)	(2,939)	(233,504)
Royal Caribbean Cruises, Ltd. (4)	(1,060)	(107,283)
Scripps Networks Interactive, Inc. (4)	(545)	(30,089)
Sinclair Broadcast Group, Inc. (4)	(8,238)	(268,065)
TRI Pointe Group, Inc. (2)(4)	(21,242)	(269,136)
TripAdvisor, Inc. (2)(4)	(468)	(39,897)
Tuesday Morning Corp. (2)(4)	(15,290)	(99,385)
Tupperware Brands Corp. (4)	(1,038)	(57,765)
UCP, Inc. (2)(4)	(9,255)	(66,636)
Under Armour, Inc. (2)(4)	(687)	(55,379)
Williams-Sonoma, Inc. (4)	(533)	(31,133)
Winnebago Industries, Inc. (4)	(3,178)	(63,242)
(Proceeds Received $(4,656,456))		(4,576,343)

Consumer Staples — (0.6%)
B&G Foods, Inc. (4)	(1,152)	(40,343)
HRG Group, Inc. (2)(4)	(21,028)	(285,140)
Philip Morris International, Inc. (4)	(331)	(29,098)
Pinnacle Foods, Inc. (4)	(619)	(26,283)
Vector Group, Ltd. (4)	(7,833)	(184,780)
Wal-Mart Stores, Inc. (4)	(1,777)	(108,930)
WhiteWave Foods Co./The (2)(4)	(569)	(22,140)
(Proceeds Received $(660,120))		(696,714)

Energy — (1.3%)
Bonanza Creek Energy, Inc. (2)(4)	(6,548)	(34,508)
Cloud Peak Energy, Inc. (2)(4)	(10,464)	(21,765)
Continental Resources, Inc./OK (2)(4)	(969)	(22,268)
Exxon Mobil Corp. (4)	(3,484)	(271,578)
FMC Technologies, Inc. (2)(4)	(1,016)	(29,474)
GasLog, Ltd. (4)	(300)	(2,490)
Golar LNG, Ltd. (4)	(9,208)	(145,394)
Helix Energy Solutions Group, Inc. (2)(4)	(3,768)	(19,820)
Hornbeck Offshore Services, Inc. (2)(4)	(1,993)	(19,810)
Key Energy Services, Inc. (2)(4)	(27,362)	(13,191)
Kinder Morgan, Inc./DE (4)	(958)	(14,293)

The accompanying notes are an integral part of these financial statements.

Page 46	2015 Annual Report | December 31, 2015

Schedule of Investments
December 31, 2015

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks - Short — continued
ONEOK, Inc. (4)	(1,780)	(43,895)
Parker Drilling Co. (2)(4)	(12,549)	(22,839)
Pioneer Natural Resources Co. (4)	(410)	(51,406)
QEP Resources, Inc. (4)	(2,460)	(32,964)
Rice Energy, Inc. (2)(4)	(4,470)	(48,723)
Seventy Seven Energy, Inc. (2)(4)	(11,795)	(12,385)
Southwestern Energy Co. (2)(4)	(55,774)	(396,552)
Spectra Energy Corp. (4)	(1,396)	(33,420)
Stone Energy Corp. (2)(4)	(10,301)	(44,191)
Targa Resources Corp. (4)	(695)	(18,807)
Teekay Corp. (4)	(1,234)	(12,180)
Whiting Petroleum Corp. (2)(4)	(29,551)	(278,961)
Williams Cos., Inc./The (4)	(1,550)	(39,835)
WPX Energy, Inc. (2)(4)	(4,007)	(23,000)
(Proceeds Received $(2,274,114))		(1,653,749)

Financials — (4.0%)
Aon PLC (4)	(423)	(39,005)
Artisan Partners Asset Management, Inc. (4)	(1,345)	(48,501)
AvalonBay Communities, Inc. (3)(4)	(197)	(36,274)
BankUnited, Inc. (4)	(764)	(27,550)
BioMed Realty Trust, Inc. (3)(4)	(1,632)	(38,662)
Colony Starwood Homes (2)(3)(4)	(11,465)	(259,568)
Cousins Properties, Inc. (3)(4)	(8,660)	(81,664)
CubeSmart (3)(4)	(1,330)	(40,725)
Cullen/Frost Bankers, Inc. (4)	(1,145)	(68,700)
DCT Industrial Trust, Inc. (3)(4)	(989)	(36,959)
DiamondRock Hospitality Co. (3)(4)	(3,357)	(32,395)
Digital Realty Trust, Inc. (3)(4)	(3,621)	(273,820)
Douglas Emmett, Inc. (3)(4)	(1,148)	(35,795)
DuPont Fabros Technology, Inc. (3)(4)	(1,102)	(35,033)
Eaton Vance Corp. (4)	(1,935)	(62,752)
Education Realty Trust, Inc. (3)(4)	(1,019)	(38,600)
Encore Capital Group, Inc. (2)(4)	(8,554)	(248,750)
Essex Property Trust, Inc. (3)(4)	(124)	(29,687)
First Cash Financial Services, Inc. (2)(4)	(1,323)	(49,520)
Gaming and Leisure Properties, Inc. (3)(4)	(2,374)	(65,997)
General Growth Properties, Inc. (3)(4)	(1,269)	(34,529)
Gramercy Property Trust, Inc. (3)(4)	(5,423)	(41,863)
HCP, Inc. (3)(4)	(1,822)	(69,673)
Host Hotels & Resorts, Inc. (3)(4)	(2,404)	(36,877)
Howard Hughes Corp./The (2)(4)	(430)	(48,659)
Interactive Brokers Group, Inc. (4)	(660)	(28,776)
Iron Mountain, Inc. (3)(4)	(2,137)	(57,720)
LaSalle Hotel Properties (3)(4)	(1,364)	(34,318)
LendingClub Corp. (2)(4)	(21,392)	(236,382)
LTC Properties, Inc. (3)(4)	(2,077)	(89,602)

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks - Short — continued
Marsh & McLennan Cos., Inc. (4)	(716)	(39,702)
Medical Properties Trust, Inc. (3)(4)	(2,433)	(28,004)
Mercury General Corp. (4)	(1,177)	(54,813)
MSCI, Inc. (4)	(426)	(30,727)
Nationstar Mortgage Holdings, Inc. (2)(4)	(21,486)	(287,267)
Navient Corp. (4)	(1,794)	(20,541)
New York Community Bancorp, Inc. (4)	(4,525)	(73,848)
New York Mortgage Trust, Inc. (3)(4)	(49,295)	(262,742)
New York REIT, Inc. (3)(4)	(6,570)	(75,555)
NorthStar Realty Europe Corp. (3)(4)	(357)	(4,216)
NorthStar Realty Finance Corp. (3)(4)	(1,072)	(18,256)
Ocwen Financial Corp. (2)(4)	(25,310)	(176,411)
Parkway Properties, Inc./Md (3)(4)	(4,450)	(69,554)
Pebblebrook Hotel Trust (3)(4)	(1,177)	(32,980)
Plum Creek Timber Co., Inc. (3)(4)	(1,885)	(89,952)
PRA Group, Inc. (2)(4)	(6,224)	(215,911)
Realogy Holdings Corp. (2)(4)	(973)	(35,680)
Realty Income Corp. (3)(4)	(5,736)	(296,150)
St Joe Co./The (2)(4)	(2,624)	(48,570)
Sun Communities, Inc. (3)(4)	(4,377)	(299,956)
T Rowe Price Group, Inc. (4)	(950)	(67,916)
Third Point Reinsurance, Ltd. (2)(4)	(19,775)	(265,183)
Virtus Investment Partners, Inc. (4)	(645)	(75,762)
Washington Federal, Inc. (4)	(1,212)	(28,882)
Welltower, Inc. (3)(4)	(492)	(33,471)
WP Carey, Inc. (3)(4)	(940)	(55,460)
(Proceeds Received $(5,390,188))		(4,915,865)

Healthcare — (3.0%)
Abbott Laboratories (4)	(2,866)	(128,712)
Acadia Healthcare Co., Inc. (2)(4)	(4,021)	(251,152)
ACADIA Pharmaceuticals, Inc. (2)(4)	(1,856)	(66,166)
Aerie Pharmaceuticals, Inc. (2)(4)	(9,574)	(233,127)
Aetna, Inc. (4)	(303)	(32,760)
Air Methods Corp. (2)(4)	(1,005)	(42,140)
Allergan plc (2)(4)	(108)	(33,750)
Alnylam Pharmaceuticals, Inc. (2)(4)	(258)	(24,288)
Anthem, Inc. (4)	(221)	(30,816)
ARIAD Pharmaceuticals, Inc. (2)(4)	(11,502)	(71,888)
Atara Biotherapeutics, Inc. (2)(4)	(1,641)	(43,339)
athenahealth, Inc. (2)(4)	(591)	(95,133)
Brookdale Senior Living, Inc. (2)(4)	(1,025)	(18,922)
Cardiovascular Systems, Inc. (2)(4)	(11,423)	(172,716)
Centene Corp. (2)(4)	(394)	(25,929)
Chemed Corp. (4)	(185)	(27,713)
Clovis Oncology, Inc. (2)(4)	(8,610)	(301,349)
Cooper Cos., Inc./The (4)	(267)	(35,831)

The accompanying notes are an integral part of these financial statements.

2015 Annual Report | December 31, 2015	Page 47

Schedule of Investments
December 31, 2015

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks - Short — continued
Enanta Pharmaceuticals, Inc. (2)(4)	(1,527)	(50,422)
Express Scripts Holding Co. (2)(4)	(362)	(31,642)
FibroGen, Inc. (2)(4)	(1,386)	(42,231)
Hill-Rom Holdings, Inc. (4)	(533)	(25,616)
Insmed, Inc. (2)(4)	(2,078)	(37,716)
Integra LifeSciences Holdings Corp. (2)(4)	(451)	(30,569)
Karyopharm Therapeutics, Inc. (2)(4)	(5,500)	(72,875)
Ligand Pharmaceuticals, Inc. (2)(4)	(681)	(73,834)
Magellan Health, Inc. (2)(4)	(479)	(29,535)
Masimo Corp. (2)(4)	(680)	(28,227)
Mettler-Toledo International, Inc. (2)(4)	(86)	(29,165)
NewLink Genetics Corp. (2)(4)	(1,873)	(68,158)
Pacira Pharmaceuticals, Inc./DE (2)(4)	(953)	(73,181)
Perrigo Co. PLC (4)	(179)	(25,901)
Prothena Corp. PLC (2)(4)	(282)	(19,207)
PTC Therapeutics, Inc. (2)(4)	(3,143)	(101,833)
Quintiles Transnational Holdings, Inc. (2)(4)	(374)	(25,679)
Retrophin, Inc. (2)(4)	(10,856)	(209,412)
Sage Therapeutics, Inc. (2)(4)	(860)	(50,138)
Sarepta Therapeutics, Inc. (2)(4)	(1,554)	(59,953)
Seattle Genetics, Inc. (2)(4)	(1,750)	(78,540)
Select Medical Holdings Corp. (4)	(3,661)	(43,603)
St Jude Medical, Inc. (4)	(451)	(27,858)
STERIS Corp. (4)	(579)	(43,622)
Tenet Healthcare Corp. (2)(4)	(6,300)	(190,890)
TESARO, Inc. (2)(4)	(5,610)	(293,515)
Tetraphase Pharmaceuticals, Inc. (2)(4)	(29,765)	(298,543)
United Therapeutics Corp. (2)(4)	(171)	(26,780)
Vertex Pharmaceuticals, Inc. (2)(4)	(266)	(33,471)
XenoPort, Inc. (2)(4)	(4,517)	(24,798)
(Proceeds Received $(3,823,306))		(3,782,645)

Industrials — (1.9%)
3M Co. (4)	(1,748)	(263,319)
Advanced Drainage Systems, Inc. (4)	(2,542)	(61,084)
AO Smith Corp. (4)	(397)	(30,414)
AZZ, Inc. (4)	(723)	(40,177)
Chart Industries, Inc. (2)(4)	(1,107)	(19,882)
Civeo Corp. (2)(4)	(7,199)	(10,223)
Deere & Co. (4)	(361)	(27,533)
DigitalGlobe, Inc. (2)(4)	(1,354)	(21,204)
Donaldson Co., Inc. (4)	(1,655)	(47,432)
Fastenal Co. (4)	(2,250)	(91,845)
General Cable Corp. (4)	(2,029)	(27,249)
Joy Global, Inc. (4)	(24,199)	(305,149)
Kirby Corp. (2)(4)	(815)	(42,885)
Landstar System, Inc. (4)	(405)	(23,753)

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks - Short — continued
MSC Industrial Direct Co., Inc. (4)	(860)	(48,392)
Navistar International Corp. (2)(4)	(26,098)	(230,706)
Powell Industries, Inc. (4)	(2,905)	(75,617)
Proto Labs, Inc. (2)(4)	(4,392)	(279,726)
Quad/Graphics, Inc. (4)	(11,300)	(105,090)
RBC Bearings, Inc. (2)(4)	(505)	(32,618)
Roadrunner Transportation Systems, Inc. (2)(4)	(3,620)	(34,137)
Rush Enterprises, Inc. (2)(4)	(3,176)	(69,523)
Saia, Inc. (2)(4)	(1,925)	(42,831)
Spirit AeroSystems Holdings, Inc. (2)(4)	(513)	(25,686)
SPX Corp. (4)	(549)	(5,122)
Toro Co./The (4)	(412)	(30,105)
United Technologies Corp. (4)	(2,820)	(270,917)
WESCO International, Inc. (2)(4)	(544)	(23,762)
Woodward, Inc. (4)	(868)	(43,105)
WW Grainger, Inc. (4)	(265)	(53,686)
(Proceeds Received $(2,653,226))		(2,383,172)

Information Technology — (1.8%)
Avago Technologies, Ltd. (4)	(791)	(114,814)
Bottomline Technologies de, Inc. (2)(4)	(1,243)	(36,954)
Cardtronics, Inc. (2)(4)	(969)	(32,607)
Cavium, Inc. (2)(4)	(522)	(34,301)
CDK Global, Inc. (4)	(574)	(27,248)
CommVault Systems, Inc. (2)(4)	(823)	(32,385)
Covisint Corp. (2)(4)	(11,713)	(29,283)
EchoStar Corp. (2)(4)	(720)	(28,159)
FARO Technologies, Inc. (2)(4)	(2,340)	(69,077)
FireEye, Inc. (2)(4)	(8,939)	(185,395)
Gogo, Inc. (2)(4)	(3,200)	(56,960)
Infinera Corp. (2)(4)	(4,019)	(72,824)
Interactive Intelligence Group, Inc. (2)(4)	(1,755)	(55,142)
KLA-Tencor Corp. (4)	(1,015)	(70,390)
NetSuite, Inc. (2)(4)	(1,418)	(119,991)
Paycom Software, Inc. (2)(4)	(754)	(28,373)
Proofpoint, Inc. (2)(4)	(3,826)	(248,728)
Ruckus Wireless, Inc. (2)(4)	(7,569)	(81,064)
ServiceNow, Inc. (2)(4)	(3,283)	(284,176)
SunPower Corp. (2)(4)	(2,025)	(60,770)
Take-Two Interactive Software, Inc. (2)(4)	(7,396)	(257,677)
Western Union Co./The (4)	(1,382)	(24,752)
WEX, Inc. (2)(4)	(314)	(27,758)
Workday, Inc. (2)(4)	(3,380)	(269,318)
(Proceeds Received $(2,346,406))		(2,248,146)

The accompanying notes are an integral part of these financial statements.

Page 48	2015 Annual Report | December 31, 2015

Schedule of Investments
December 31, 2015

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks - Short — continued
Materials — (1.8%)
Allegheny Technologies, Inc. (4)	(13,845)	(155,756)
Avery Dennison Corp. (4)	(447)	(28,009)
Deltic Timber Corp. (4)	(1,250)	(73,588)
Dow Chemical Co./The (4)	(5,321)	(273,925)
Ecolab, Inc. (4)	(305)	(34,886)
EI du Pont de Nemours & Co. (4)	(4,058)	(270,263)
FMC Corp. (4)	(1,015)	(39,717)
Freeport-McMoRan, Inc. (4)	(7,005)	(47,424)
Huntsman Corp. (4)	(1,774)	(20,170)
Kaiser Aluminum Corp. (4)	(484)	(40,491)
Louisiana-Pacific Corp. (2)(4)	(16,054)	(289,133)
LyondellBasell Industries NV (4)	(2,091)	(181,708)
Monsanto Co. (4)	(429)	(42,265)
NewMarket Corp. (4)	(106)	(40,357)
Newmont Mining Corp. (4)	(1,875)	(33,731)
Royal Gold, Inc. (4)	(6,471)	(235,997)
Schnitzer Steel Industries, Inc. (4)	(2,054)	(29,516)
TimkenSteel Corp. (4)	(26,740)	(224,081)
Tronox, Ltd. (4)	(6,009)	(23,495)
US Concrete, Inc. (2)(4)	(1,759)	(92,629)
Valspar Corp./The (4)	(491)	(40,728)
WR Grace & Co. (2)(4)	(281)	(27,985)
(Proceeds Received $(2,392,927))		(2,245,854)

Telecommunication Services — (0.5%)
Cogent Communications Holdings, Inc. (4)	(1,730)	(60,014)
Level 3 Communications, Inc. (2)(4)	(5,460)	(296,806)
SBA Communications Corp. (2)(4)	(284)	(29,840)
Verizon Communications, Inc. (4)	(6,152)	(284,345)
(Proceeds Received $(647,200))		(671,005)

Utilities — (1.3%)
Consolidated Edison, Inc. (4)	(548)	(35,220)
Dominion Resources, Inc./VA (4)	(3,990)	(269,884)
Duke Energy Corp. (4)	(4,068)	(290,415)
El Paso Electric Co. (4)	(2,293)	(88,281)
Empire District Electric Co./The (4)	(3,380)	(94,877)
Laclede Group, Inc./The (4)	(4,831)	(287,010)
MasTec, Inc. (2)(4)	(5,155)	(89,594)
NextEra Energy, Inc. (4)	(2,709)	(281,438)
OGE Energy Corp. (4)	(2,825)	(74,269)
Ormat Technologies, Inc. (4)	(845)	(30,817)
Pattern Energy Group, Inc. (4)	(1,744)	(36,467)

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks - Short — continued
Piedmont Natural Gas Co., Inc. (4)	(678)	(38,660)
(Proceeds Received $(1,559,002))		(1,616,932)

Total Common Stocks - Short (Proceeds Received $(26,402,945))		(24,790,425)

Total Securities Sold Short (Proceeds Received $(26,402,945))		(24,790,425)

Trustee Deferred Compensation (8)
Meeder Aggressive Growth Fund	75	723
Meeder Balanced Fund	45	466
Meeder Dynamic Growth Fund	28	262
Meeder Muirfield Fund	73	472
Meeder Quantex Fund	22	612
Meeder Miller/Howard Infrastructure Fund	14	254
Total Trustee Deferred Compensation (Cost $3,097)		2,789

	Long Contracts	Unrealized Appreciation (Depreciation)($)

Futures Contracts
Standard & Poors 500 Mini Futures expiring March 2016, notional value $10,380,540	102	128,210
Total Futures Contracts	102	128,210

(1)	Cost for federal income tax purposes of $113,016,406 (which excludes short positions) differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$6,670,482
Unrealized depreciation	(7,471,876)
Net unrealized appreciation (depreciation)	$(801,394)

(2)	Represents non-income producing securities.

(3)	Real estate investment trust.

(4)	Short position.

(5)	All or a portion of the security is held as collateral for securities sold short. The total fair value of this collateral on December 31, 2015 was $22,099,404.

(6)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2015.

(7)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown represents the rate in effect at December 31, 2015. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(8)	Assets of affiliates to the Spectrum Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

(9)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements.

2015 Annual Report | December 31, 2015	Page 49

Schedule of Investments
December 31, 2015

Quantex Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — 96.5%
Consumer Discretionary — 17.1%
Abercrombie & Fitch Co. (4)	22,005	594,135
AutoNation, Inc. (2)	10,435	622,552
Big Lots, Inc.	15,750	607,005
Darden Restaurants, Inc.	10,750	684,130
DreamWorks Animation SKG, Inc. (2)(4)	35,645	918,572
Fossil Group, Inc. (2)	5,690	208,026
GameStop Corp.	16,405	459,996
Goodyear Tire & Rubber Co./The	22,060	720,700
Guess?, Inc.	29,900	564,512
Hasbro, Inc.	11,460	771,946
International Speedway Corp.	19,915	671,534
JC Penney Co., Inc. (2)(4)	97,270	647,818
Leggett & Platt, Inc.	14,795	621,686
MDC Holdings, Inc.	23,810	607,869
New York Times Co./The	47,680	639,865
Rent-A-Center, Inc./TX	17,355	259,804
Urban Outfitters, Inc. (2)	19,350	440,213
(Cost $9,805,925)		10,040,363

Consumer Staples — 4.1%
Avon Products, Inc. (4)	67,125	271,856
Dean Foods Co.	32,525	557,804
Post Holdings, Inc. (2)	15,045	928,277
Tootsie Roll Industries, Inc. (4)	21,182	669,139
(Cost $2,726,310)		2,427,076

Energy — 8.2%
Atwood Oceanics, Inc. (4)	22,220	227,311
California Resources Corp.	100,030	233,070
CARBO Ceramics, Inc. (4)	19,040	327,488
CONSOL Energy, Inc. (4)	18,645	147,296
Diamond Offshore Drilling, Inc. (4)	17,170	362,287
Ensco PLC	21,045	323,883
Helmerich & Payne, Inc. (4)	9,345	500,425
Newfield Exploration Co. (2)	23,240	756,694
Noble Corp. PLC (4)	38,040	401,322
Peabody Energy Corp. (4)	5,429	41,695
QEP Resources, Inc.	31,170	417,678
Tidewater, Inc. (4)	19,445	135,337
Transocean, Ltd. (4)	42,175	522,127
Unit Corp. (2)	35,550	433,710
(Cost $9,482,595)		4,830,323

Financials — 18.9%
Alexander & Baldwin, Inc.	15,765	556,662

Quantex Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Apartment Investment & Management Co. (3)	16,965	679,109
Assurant, Inc.	9,210	741,773
Cathay General Bancorp	24,635	771,815
Cincinnati Financial Corp.	12,160	719,507
Comerica, Inc.	13,455	562,823
Huntington Bancshares, Inc./OH	59,915	662,660
International Bancshares Corp.	23,750	610,375
Iron Mountain, Inc. (3)	22,356	603,836
Kemper Corp.	17,460	650,385
Legg Mason, Inc.	11,810	463,306
Mack-Cali Realty Corp. (3)	33,065	772,067
Nasdaq, Inc.	13,140	764,354
People's United Financial, Inc.	44,065	711,650
Torchmark Corp.	11,637	665,171
Trustmark Corp.	25,685	591,782
Wells Fargo & Co. Preferred (2)	1	—
Zions Bancorporation	22,110	603,603
(Cost $9,641,630)		11,130,878

Healthcare — 5.6%
DENTSPLY International, Inc.	11,835	720,160
Halyard Health, Inc. (2)	13,865	463,230
HMS Holdings Corp. (2)	29,815	367,917
Patterson Cos., Inc.	13,105	592,477
PerkinElmer, Inc.	14,410	771,944
Tenet Healthcare Corp. (2)	12,437	376,841
(Cost $3,256,926)		3,292,569

Industrials — 16.4%
ADT Corp./The (4)	17,395	573,687
Allegion PLC	11,365	749,181
Dun & Bradstreet Corp./The	5,210	541,475
Expeditors International of Washington, Inc.	14,130	637,263
Flowserve Corp.	10,540	443,523
FTI Consulting, Inc. (2)	16,315	565,478
Granite Construction, Inc.	16,575	711,232
Harsco Corp.	33,365	262,916
Herman Miller, Inc.	21,415	614,611
Jacobs Engineering Group, Inc. (2)	14,100	591,496
Joy Global, Inc. (4)	13,550	170,866
MSA Safety, Inc.	11,870	515,989
Pitney Bowes, Inc.	25,860	534,009
Quanta Services, Inc. (2)	22,200	449,550
Robert Half International, Inc.	10,800	509,112
Ryder System, Inc.	6,785	385,592
Snap-on, Inc.	4,610	790,292

The accompanying notes are an integral part of these financial statements.

Page 50	2015 Annual Report | December 31, 2015

Schedule of Investments
December 31, 2015

Quantex Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Xylem, Inc./NY	16,560	604,440
(Cost $10,215,083)		9,650,712

Information Technology — 15.4%
Acxiom Corp. (2)	31,095	650,507
Convergys Corp.	30,945	770,221
FLIR Systems, Inc.	19,505	547,505
Harris Corp.	7,790	676,951
Intersil Corp.	43,565	555,889
Itron, Inc. (2)	14,905	539,263
Knowles Corp. (2)(4)	26,770	356,844
NeuStar, Inc. (2)(4)	22,675	543,520
Polycom, Inc. (2)	46,690	587,827
Semtech Corp. (2)	22,865	432,606
Silicon Laboratories, Inc. (2)	13,240	642,670
Teradata Corp. (2)	14,430	381,241
Total System Services, Inc.	18,560	924,288
VeriSign, Inc. (2)	11,060	966,201
Vishay Intertechnology, Inc.	44,550	536,828
(Cost $9,103,059)		9,112,361

Materials — 6.2%
Avery Dennison Corp.	12,150	761,319
Commercial Metals Co.	38,690	529,666
International Flavors & Fragrances, Inc.	6,220	744,161
Martin Marietta Materials, Inc.	4,395	600,269
Owens-Illinois, Inc. (2)	23,355	406,844
Worthington Industries, Inc.	20,950	631,433
(Cost $3,477,919)		3,673,692

Telecommunication Services — 1.2%
Windstream Holdings, Inc. (4)	106,769	687,592
(Cost $702,924)		687,592

Utilities — 3.4%
ONE Gas, Inc.	15,295	767,350
Pinnacle West Capital Corp.	9,225	594,828
SCANA Corp.	10,931	661,216
(Cost $1,802,031)		2,023,394

Total Common Stocks (Cost $60,214,402)		56,868,960

Quantex Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Money Market Registered Investment Companies — 14.5%
Fidelity Institutional Money Market Portfolio, 0.32% (5)	7,932,096	7,932,096
Meeder Money Market Fund - Institutional Class, 0.26% (6)	593,012	593,012
Total Money Market Registered Investment Companies (Cost $8,525,108)		8,525,108

Bank Obligations — 1.3%
Capital Bank Deposit Account, 0.65%, 1/4/2016 (7)	249,133	249,133
EverBank Money Market Account, 0.61%, 1/4/2016 (7)	249,129	249,129
Pacific Mercantile Bank Deposit Account, 0.60%, 1/4/2016 (7)	249,127	249,127
Total Bank Obligations (Cost $747,389)		747,389
Total Investments — 112.3% (Cost $69,486,899)(1)		66,141,457
Liabilities less Other Assets — (12.3%)		(7,258,929)
Total Net Assets — 100.0%		58,882,528

Trustee Deferred Compensation (8)
Meeder Aggressive Growth Fund	1,342	12,937
Meeder Balanced Fund	709	7,345
Meeder Dynamic Growth Fund	478	4,474
Meeder Muirfield Fund	2,350	15,205
Meeder Quantex Fund	1,562	43,486
Meeder Miller/Howard Infrastructure Fund	203	3,689
Total Trustee Deferred Compensation (Cost $71,923)		87,136

The accompanying notes are an integral part of these financial statements.

2015 Annual Report | December 31, 2015	Page 51

Schedule of Investments
December 31, 2015

Quantex Fund
	Long Contracts	Unrealized Appreciation (Depreciation)($)

Futures Contracts
E-mini Standard & Poors MidCap 400 Futures expiring March 2016, notional value $2,090,250	15	17,373
Total Futures Contracts	15	17,373

(1)	Cost for federal income tax purposes of $69,522,381 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$7,191,390
Unrealized depreciation	(10,554,941)
Net unrealized appreciation (depreciation)	$(3,363,551)

(2)	Represents non-income producing securities.

(3)	Real estate investment trust.

(4)	All or a portion of this security is on loan.

(5)	Investment purchased as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2015.

(6)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2015.

(7)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown represents the rate in effect at December 31, 2015. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(8)	Assets of affiliates to the Quantex Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

Page 52	2015 Annual Report | December 31, 2015

Schedule of Investments
December 31, 2015

Miller/Howard Infrastructure Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — 100.1%
Electric Utility — 12.3%
AES Corp.	42,479	406,524
ITC Holdings Corp	27,924	1,095,948
MDU Resources Group Inc	52,797	967,241
(Cost $2,677,116)		2,469,713

Natural Gas Distribution — 15.1%
Energy Transfer Equity, L.P.	29,200	401,208
National Grid PLC - ADR (3)	6,032	419,465
NiSource, Inc.	12,925	252,167
OGE Energy Corp.	28,784	756,731
Sempra Energy	7,517	706,673
Williams Cos., Inc./The	19,802	508,911
(Cost $3,524,308)		3,045,155

Oil Exploration & Production — 1.6%
EQT Corp.	6,190	322,685
(Cost $435,250)		322,685

Pipelines — 15.8%
Enterprise Products Partners, L.P.	27,346	699,511
Kinder Morgan, Inc.	33,215	495,568
MPLX LP	8,705	342,368
National Fuel Gas Co.	9,849	421,045
Questar Corp.	35,853	698,416
Spectra Energy Corp.	20,871	499,652
(Cost $4,150,548)		3,156,560

Telecommunication Services — 28.7%
American Tower Corp. (4)	8,034	778,896
Arris Group, Inc. (2)	15,191	464,389
AT&T, Inc.	16,654	573,064
BCE, Inc.	5,362	207,080
Calpine Corp. (2)	22,908	331,479
Corning, Inc.	31,959	584,211
QUALCOMM, Inc.	9,530	476,357
SBA Communications Corp (2)	1,884	197,952
Telefonaktiebolaget LM Ericsson - ADR (3)	41,737	401,093

Miller/Howard Infrastructure Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Telephone & Data Systems, Inc.	25,251	653,748
T-Mobile US, Inc. (2)	10,655	416,824
Verizon Communications, Inc.	10,329	477,406
Vodafone Group PLC - ADR (3)	5,810	187,431
(Cost $6,081,261)		5,749,930

Utility Services — 17.8%
Cummins, Inc.	4,140	364,361
FedEx Corp	3,829	570,483
Fluor Corp.	5,468	258,199
Macquarie Infrastructure Company, LLC	12,367	897,844
NextEra Energy Partners LP	9,002	268,710
Ormat Technologies, Inc. (5)	7,033	256,494
Pattern Energy Group, Inc.	21,346	446,345
UGI Corp.	14,216	479,932
(Cost $3,701,792)		3,542,368

Water Utility — 8.8%
American Water Works Co., Inc.	6,068	362,563
Aqua America, Inc.	12,189	363,232
Veolia Environnement SA - ADR (3)	44,356	1,046,358
(Cost $1,457,363)		1,772,153

Total Common Stocks (Cost $22,027,638)		20,058,564

Money Market Registered Investment Companies — 0.2%
Fidelity Institutional Money Market Portfolio, 0.32% (6)	29,050	29,050
Meeder Money Market Fund - Institutional Class, 0.26% (7)	4,589	4,589
Total Money Market Registered Investment Companies (Cost $33,639)		33,639
Total Investments — 100.3% (Cost $22,061,277)(1)		20,092,203
Liabilities less Other Assets — (0.3%)		(58,052)
Total Net Assets — 100.0%		20,034,151

The accompanying notes are an integral part of these financial statements.

2015 Annual Report | December 31, 2015	Page 53

Schedule of Investments
December 31, 2015

Miller/Howard Infrastructure Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Trustee Deferred Compensation (8)
Meeder Aggressive Growth Fund	1,492	14,383
Meeder Balanced Fund	784	8,122
Meeder Dynamic Growth Fund	528	4,942
Meeder Muirfield Fund	2,199	14,228
Meeder Quantex Fund	1,363	37,946
Meeder Miller/Howard Infrastructure Fund	224	4,070
Total Trustee Deferred Compensation (Cost $69,787)		83,691

(1)	Cost for federal income tax purposes of $22,573,858 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,173,099
Unrealized depreciation	(3,654,754)
Net unrealized appreciation (depreciation)	$(2,481,655)

(2)	Represents non-income producing securities.

(3)	American Depositary Receipt.

(4)	Real estate investment trust.

(5)	All or a portion of this security is on loan.

(6)	Investment purchased as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2015.

(7)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2015.

(8)	Assets of affiliates to the Miller/Howard Infrastructure Fund held for the benefit of the Fund’s Trustees in connection with the Trustees Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

Page 54	2015 Annual Report | December 31, 2015

Schedule of Investments
December 31, 2015

Dividend Opportunities Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — 94.4%
Consumer Discretionary — 9.2%
Best Buy Co., Inc.	10,567	321,765
Chico's FAS, Inc.	11,623	124,017
Coach, Inc.	9,493	310,706
Comcast Corp.	1,522	85,886
Finish Line, Inc./The	274	4,954
Genuine Parts Co.	4,872	418,456
Goodyear Tire & Rubber Co./The	13,622	445,031
Home Depot, Inc./The	3,145	415,926
L Brands, Inc.	437	41,873
Lowe's Cos., Inc.	5,336	405,749
McDonald's Corp.	394	46,547
Rent-A-Center, Inc./TX	8,704	130,299
Staples, Inc.	32,549	308,239
TJX Cos., Inc./The	5,634	399,507
Viacom, Inc.	255	10,496
Whirlpool Corp.	2,742	402,718
(Cost $4,063,036)		3,872,169

Consumer Staples — 15.4%
Altria Group, Inc.	7,128	414,921
Archer-Daniels-Midland Co.	10,002	366,873
Bunge, Ltd.	200	13,656
Cal-Maine Foods, Inc.	8,006	370,998
Coca-Cola Co./The	9,042	388,444
Colgate-Palmolive Co.	3,151	209,920
Kimberly-Clark Corp.	3,569	454,334
Kraft Heinz Co./The	5,422	394,505
Kroger Co./The	1,100	46,013
PepsiCo, Inc.	3,899	389,588
Philip Morris International, Inc.	7,751	681,390
Procter & Gamble Co./The	13,835	1,098,637
Reynolds American, Inc.	7,193	331,957
Sysco Corp.	11,759	482,119
Wal-Mart Stores, Inc.	13,967	856,177
(Cost $6,561,318)		6,499,532

Energy — 8.0%
Chevron Corp.	6,372	573,225
Exxon Mobil Corp.	14,405	1,122,870
HollyFrontier Corp.	3,079	122,821
Marathon Oil Corp.	1,645	20,711
Marathon Petroleum Corp.	9,729	504,351
Tesoro Corp.	4,407	464,366
Valero Energy Corp.	7,358	520,284
Williams Cos., Inc./The	857	22,025
(Cost $3,509,718)		3,350,653

Dividend Opportunities Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Financials — 23.9%
Bank of America Corp.	55,318	931,002
BGC Partners, Inc.	4,383	42,997
CBL & Associates Properties, Inc. (3)	15,507	191,822
Citigroup, Inc.	16,739	866,243
Citizens Financial Group, Inc.	17,137	448,818
Columbia Property Trust, Inc. (3)	17,811	418,202
Corporate Office Properties Trust (3)	18,256	398,528
East West Bancorp, Inc.	10,139	421,377
GEO Group, Inc./The (3)	9,326	269,615
Hanover Insurance Group, Inc./The	1,504	122,335
Hospitality Properties Trust (3)	400	10,460
JPMorgan Chase & Co.	17,444	1,151,827
Lexington Realty Trust (3)	3,300	26,400
MetLife, Inc.	11,804	569,071
Navient Corp.	30,887	353,656
NorthStar Realty Finance Corp. (3)	6,595	112,313
Old Republic International Corp.	21,662	403,563
Partnerre, Ltd.	2,753	384,704
Popular, Inc.	14,364	407,076
Prudential Financial, Inc.	6,382	519,559
Regions Financial Corp.	45,974	441,350
RMR Group, Inc./The (2)	342	4,925
Senior Housing Properties Trust (3)	30,192	448,049
Spirit Realty Capital, Inc. (3)	31,512	315,750
SunTrust Banks, Inc.	1,765	75,613
Wells Fargo & Co.	13,574	737,883
(Cost $10,402,020)		10,073,138

Healthcare — 10.2%
Eli Lilly & Co.	4,554	383,720
Johnson & Johnson	12,441	1,277,941
Medtronic PLC	774	59,536
Merck & Co., Inc.	16,587	876,125
PDL BioPharma, Inc.	120,638	427,059
Pfizer, Inc.	32,155	1,037,963
Quality Systems, Inc.	3,580	57,710
St Jude Medical, Inc.	680	42,004
UnitedHealth Group, Inc.	1,225	144,109
(Cost $4,456,464)		4,306,167

Industrials — 8.1%
3M Co.	2,332	351,292
Emerson Electric Co.	8,120	388,380
General Electric Co.	31,084	968,267
Harsco Corp.	9,116	71,834
ManpowerGroup, Inc.	5,065	426,929

The accompanying notes are an integral part of these financial statements.

2015 Annual Report | December 31, 2015	Page 55

Schedule of Investments
December 31, 2015

Dividend Opportunities Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Matson, Inc.	4,096	174,612
Quad/Graphics, Inc.	34,607	321,845
Robert Half International, Inc.	7,899	372,359
Terex Corp.	19,117	353,282
(Cost $3,684,152)		3,428,800

Information Technology — 14.3%
Apple, Inc.	407	42,841
Cisco Systems, Inc.	30,340	823,884
HP, Inc.	40,319	477,377
Ingram Micro, Inc.	6,309	191,667
Intel Corp.	7,312	251,898
International Business Machines Corp.	2,410	331,664
Leidos Holdings, Inc..	2,911	163,773
Maxim Integrated Products, Inc.	11,254	427,652
Mentor Graphics Corp.	16,184	298,109
Microsoft Corp.	19,697	1,092,791
Oracle Corp.	2,746	100,311
Symantec Corp.	22,916	481,236
Texas Instruments, Inc.	4,961	271,912
Western Digital Corp.	3,708	222,665
Xerox Corp.	39,600	420,948
Xilinx, Inc.	8,636	405,633
(Cost $5,986,982)		6,004,361

Telecommunication Services — 4.2%
AT&T, Inc.	31,673	1,089,868
CenturyLink, Inc.	4,699	118,227
Frontier Communications Corp.	72,341	337,832
Verizon Communications, Inc.	4,377	202,305
(Cost $1,744,394)		1,748,232

Utilities — 1.1%
PG&E Corp.	8,916	474,242
(Cost $481,529)		474,242

Total Common Stocks (Cost $40,889,613)		39,757,294

Money Market Registered Investment Companies — 2.7%
Meeder Money Market Fund - Institutional Class, 0.26% (4)	1,138,794	1,138,794
Total Money Market Registered Investment Companies (Cost $1,138,794)		1,138,794

Dividend Opportunities Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Bank Obligations — 0.6%
Capital Bank Deposit Account, 0.65%, 1/4/2016 (5)	249,133	249,133
Total Bank Obligations (Cost $249,133)		249,133
Total Investments — 97.7% (Cost $42,277,540)(1)		41,145,221
Other Assets less Liabilities — 2.3%		953,386
Total Net Assets — 100.0%		42,098,607

Trustee Deferred Compensation (6)
Meeder Aggressive Growth Fund	17	164
Meeder Balanced Fund	10	104
Meeder Dynamic Growth Fund	6	56
Meeder Muirfield Fund	16	104
Meeder Quantex Fund	5	139
Meeder Miller/Howard Infrastructure Fund	3	55
Total Trustee Deferred Compensation (Cost $674)		622

	Long Contracts	Unrealized Appreciation (Depreciation)($)

Futures Contracts
Standard & Poors 500 Mini Futures expiring March 2016, notional value $2,340,710	23	(3,873)
Total Futures Contracts	23	(3,873)

(1)	Cost for federal income tax purposes of $42,425,442 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,240,858
Unrealized depreciation	(2,524,952)
Net unrealized appreciation (depreciation)	$(1,284,094)

(2)	Represents non-income producing securities.

(3)	Real estate investment trust.

(4)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2015.

(5)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown represents the rate in effect at December 31, 2015. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(6)	Assets of affiliates to the Dividend Opportunities Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

Page 56	2015 Annual Report | December 31, 2015

Schedule of Investments
December 31, 2015

Total Return Bond Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Registered Investment Companies — 96.8%
Baird Core Plus Bond Fund	493,979	5,359,671
DoubleLine Total Return Bond Fund	1,192,636	12,856,611
Fidelity Capital & Income Fund	1,147,426	10,498,951
Frost Total Return Bond Fund	304,345	3,104,317
Goldman Sachs Emerging Markets Debt Fund (6)	1,309,636	15,506,095
iShares 1-3 Year Treasury Bond ETF (5)	253,175	21,357,843
iShares 3-7 Year Treasury Bond ETF (5)	139,875	17,150,074
iShares 7-10 Year Treasury Bond ETF (5)	40,550	4,281,675
iShares iBoxx $ High Yield Corporate Bond ETF (5)	397,985	32,069,631
iShares JP Morgan USD Emerging Markets Bond ETF (5)	159,525	16,874,555
JPMorgan Core Plus Bond Fund	398,774	3,214,119
Lord Abbett High Yield Fund	1,543,523	10,681,182
Metropolitan West Total Return Bond Fund	1,213,395	12,886,251
PIMCO Investment Grade Corporate Bond Fund	319,231	3,166,773
Pioneer Bond Fund	525,757	4,952,634
Prudential Total Return Bond Fund	921,010	12,857,298
SPDR Barclays High Yield Bond ETF (5)	314,960	10,680,294
TCW Emerging Markets Income Fund	1,342,479	10,028,320
Total Registered Investment Companies (Cost $212,478,121)		207,526,294

Money Market Registered Investment Companies — 4.7%
Meeder Money Market Fund - Institutional Class, 0.26% (2)	10,140,525	10,140,525
Total Money Market Registered Investment Companies (Cost $10,140,525)		10,140,525

Bank Obligations — 0.3%
Capital Bank Deposit Account, 0.65%, 1/4/2016 (3)	249,133	249,133
EverBank Money Market Account, 0.61%, 1/4/2016 (3)	249,129	249,129
Pacific Mercantile Bank Deposit Account, 0.60%, 1/4/2016 (3)	249,127	249,127
Total Bank Obligations (Cost $747,389)		747,389

Total Return Bond Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

U.S. Government Obligations — 0.0%
Government National Mortgage Association, 6.50%, due 7/20/2038	39,418	48,302
Total U.S. Government Obligations (Cost $46,612)		48,302
Total Investments — 101.8% (Cost $223,412,647)(1)		218,462,510
Liabilities less Other Assets — (1.8%)		(3,844,738)
Total Net Assets — 100.0%		214,617,772

Trustee Deferred Compensation (4)
Meeder Aggressive Growth Fund	1,191	11,481
Meeder Balanced Fund	650	6,734
Meeder Dynamic Growth Fund	449	4,203
Meeder Muirfield Fund	1,165	7,538
Meeder Quantex Fund	405	11,275
Meeder Miller/Howard Infrastructure Fund	192	3,489
Total Trustee Deferred Compensation (Cost $46,347)		44,720

(1)	Cost for federal income tax purposes of $223,905,284 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,513
Unrealized depreciation	(5,446,287)
Net unrealized appreciation (depreciation)	$(5,442,774)

(2)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2015.

(3)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown represents the rate in effect at December 31, 2015. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(4)	Assets of affiliates to the Total Return Bond Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

(5)	Exchange-traded fund.

(6)

A portion of this security may be deemed illiquid due to the Investment Company Act of 1940 provision stating that no issuer of any investment company security purchased or acquired by a registered investment company shall be obligated to redeem such security in an amount exceeding 1 per centum of such issuer’s total outstanding shares during any period of less than thirty days. As of December 31, 2015, the fair value of illiquid securities held by the Fund was $5,880,443 or 2.7% of net assets.

The accompanying notes are an integral part of these financial statements.

2015 Annual Report | December 31, 2015	Page 57

Schedule of Investments
December 31, 2015

Money Market Fund
Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)

Bank Obligations — 1.3%
Bank Midwest Deposit Account	0.65	%(2)	01/04/16	249,133	249,133
Capital Bank Deposit Account	0.65	%(2)	01/04/16	249,133	249,133
EverBank Money Market Account	0.61	%(2)	01/04/16	249,129	249,129
Metro City Bank Deposit Account	0.45	%(2)	01/04/16	249,279	249,279
Mid America Bank Demand Deposit Account	0.50	%(2)	01/04/16	249,311	249,311
Nationwide Bank Deposit Account	0.50	%(2)	01/04/16	249,103	249,103
Pacific Mercantile Bank Deposit Account	0.60	%(2)	01/04/16	249,127	249,127
Paragon Commercial Bank Deposit Account	0.70	%(2)	01/04/16	249,144	249,144
Plaza Bank Deposit Account	0.45	%(2)	01/04/16	249,280	249,280
State Bank of India Deposit Account	0.60	%(2)	01/04/16	249,127	249,127
TD Bank Demand Deposit Account	0.20	%(2)	01/04/16	249,124	249,124
Trans Pacific National Bank Deposit Account	0.40	%(2)	01/04/16	249,303	249,303
Total Bank Obligations (Cost $2,990,193)					2,990,193

Certificates of Deposit — 10.6%
1st Colonial Bancorp Inc	0.50%	06/17/16	248,000	248,000
1st Source Bank/South Bend IN	0.50%	11/10/16	248,000	248,000
1st Trust Bank Inc	0.40%	02/26/16	249,000	249,000
Academy Bank NA	0.55%	09/30/16	248,000	248,000
Ally Bank	0.45%	07/08/16	249,000	249,000
Amboy Bank	0.50%	03/24/16	248,000	247,972
Apple Bank for Savings	0.55%	08/12/16	248,000	248,000
Atlantic Capital Bank NA	0.55%	09/30/16	249,000	249,000
Atlantic Coast Bank	0.50%	10/28/16	249,000	249,000
Banc of California NA	0.30%	03/15/16	249,000	249,000
Banco Popular North America	0.65%	08/12/16	248,000	248,000
Bancorp Bank/The	0.50%	02/12/16	248,000	248,000
Bank Hapoalim BM/New York NY	0.70%	09/30/16	248,000	248,000
Bank Leumi USA	0.45%	03/23/16	248,000	248,000

Money Market Fund
Security Description	Coupon/ Yield	Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)

Certificates of Deposit — continued
Bank of Baroda/New York NY	0.60%	07/13/16	248,000	248,000
Bank of China Ltd/New York NY	0.50%	06/10/16	248,000	248,000
Bank of India/New York NY	0.55%	03/23/16	248,000	248,000
Bank of North Carolina	0.45%	06/17/16	249,000	249,000
Bank SNB	0.45%	10/07/16	248,000	248,000
BankChampaign NA	0.50%	10/28/16	249,000	249,000
Beal Bank SSB	0.60%	09/28/16	248,000	248,000
Beal Bank USA	0.55%	10/12/16	248,000	247,903
Berkshire Bank/Pittsfield MA	0.45%	03/31/16	248,000	248,000
Capital One Bank USA NA	0.40%	04/15/16	249,000	249,000
Capital One NA/Mclean VA	0.40%	04/15/16	249,000	249,000
Carroll Community Bank	0.55%	10/14/16	248,000	248,000
Cathay Bank/Los Angeles CA	0.50%	03/21/16	248,000	248,000
Centennial Bank/Conway AR	0.45%	05/12/16	249,000	249,000
Cherokee State Bank/Cherokee IA	0.45%	06/24/16	249,000	249,000
Citizens Deposit Bank of Arlington Inc	0.45%	06/03/16	248,000	248,000
Citizens State Bank/Okemah OK	0.45%	03/04/16	249,000	249,000
Comenity Capital Bank	0.60%	07/13/16	249,000	249,000
Community & Southern Bank	0.45%	03/10/16	248,000	248,000
Compass Bank	0.45%	05/06/16	248,000	248,000
Discover Bank/Greenwood DE	0.50%	06/10/16	248,000	248,000
DMB Community Bank	0.45%	06/17/16	249,000	249,000
EnerBank USA	0.55%	01/25/16	249,000	249,000
Enterprise Bank/Allison Park PA	0.40%	03/11/16	249,000	249,000
ESSA Bank & Trust	0.40%	02/26/16	248,000	248,000
Farmers & Merchants Bank of Colby	0.45%	10/14/16	249,000	249,000
Fidelity Bank/Atlanta GA	0.55%	07/21/16	248,000	248,000
First Financial Bank NA/Hamilton OH	0.55%	05/09/16	248,000	248,000
First Foundation Bank	0.55%	11/10/16	248,000	248,000
First National Bank of Omaha	0.45%	06/10/16	248,000	248,000
First Niagara Bank NA	0.45%	02/26/16	248,000	248,000

The accompanying notes are an integral part of these financial statements.

Page 58	2015 Annual Report | December 31, 2015

Schedule of Investments
December 31, 2015

Money Market Fund
Security Description	Coupon/ Yield	Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)

Certificates of Deposit — continued
FirstBank Puerto Rico	0.45%	06/06/16	249,000	249,000
FirstMerit Bank NA/Akron OH	0.55%	11/10/16	248,000	248,000
Four Oaks Bank & Trust Co	0.45%	04/22/16	249,000	249,000
Franklin Synergy Bank	0.40%	02/26/16	249,000	249,000
Goldman Sachs Bank USA/New York NY	0.55%	08/12/16	248,000	248,000
Greenfield Savings Bank	0.40%	03/28/16	249,000	249,000
Haddon Savings Bank	0.50%	11/18/16	249,000	249,000
HomeStreet Bank	0.30%	04/14/16	249,000	249,000
Investors Bank/Short Hills NJ	0.45%	05/20/16	248,000	248,000
Israel Discount Bank of New York	0.45%	03/31/16	248,000	248,000
KeyBank NA/Cleveland OH	0.50%	01/22/16	249,000	249,000
LCA Bank Corp	0.45%	03/04/16	248,000	248,000
Marlin Business Bank	0.55%	08/05/16	248,000	248,000
MB Financial Bank NA	0.45%	06/10/16	249,000	249,000
Mercantil Commercebank NA	0.55%	03/24/16	248,000	248,000
Merrick Bank Corp/South Jordan UT	0.45%	05/20/16	249,000	249,000
Midland States Bank	0.60%	08/15/16	249,000	249,000
MY SAFRA Bank FSB	0.55%	11/09/16	249,000	249,000
New Republic Savings Bank	0.50%	10/14/16	249,000	249,000
NewBridge Bank	0.40%	05/26/16	249,000	249,000
Northview Bank	0.45%	06/29/16	249,000	249,000
Oklahoma Heritage Bank	0.45%	10/14/16	249,000	249,000
Old National Bank/Evansville IN	0.50%	10/21/16	248,000	248,000
Oriental Bank	0.60%	07/08/16	248,000	248,000
Patriot Bank NA/Stamford CT	0.45%	03/31/16	248,000	248,000
People's Bank of Seneca	0.45%	05/20/16	248,000	248,000
People's United Bank NA	0.40%	02/25/16	248,000	248,000
Rancho Santa Fe Thrift & Loan Association	0.55%	11/10/16	249,000	249,000
Ridgestone Bank	0.45%	10/21/16	249,000	249,000
RiverBank/Spokane WA	0.40%	02/25/16	249,000	249,000
S&T Bank	0.55%	08/12/16	248,000	248,000
Safra National Bank of New York	0.60%	08/16/16	248,000	248,000
Sallie Mae Bank	0.50%	05/05/16	248,000	248,000

Money Market Fund
Security Description	Coupon/ Yield	Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)

Certificates of Deposit — continued
Santander Bank NA	0.65%	08/12/16	248,000	248,000
Security Federal Bank/Aiken SC	0.60%	08/15/16	249,000	249,000
SouthEast Bank	0.55%	10/21/16	248,000	248,000
Southern Michigan Bank & Trust	0.45%	03/18/16	249,000	249,000
Standard Bank & Trust Co/Hickory Hills IL	0.55%	10/21/16	248,000	248,000
Synovus Bank/Columbus GA	0.30%	04/21/16	249,000	249,000
TCF National Bank	0.55%	10/07/16	248,000	248,000
Towne Bank/Portsmouth VA	0.45%	05/27/16	248,000	248,000
Union Bank & Trust Co/Oxford NC	0.50%	11/10/16	249,000	249,000
United Bank	0.70%	11/16/16	249,000	249,000
United Bankers' Bank	0.40%	02/26/16	249,000	249,000
United Prairie Bank/Mountain Lake MN	0.40%	08/22/16	249,000	249,000
Vectra Bank Colorado NA	0.45%	06/09/16	248,000	248,000
WEX Bank	0.45%	05/13/16	248,000	248,000
Whitney Bank/Gulfport MS	0.65%	08/12/16	248,000	248,000
Woori America Bank	0.40%	02/25/16	249,000	249,000
Xenith Bank	0.55%	10/20/16	249,000	249,000
Yadkin Bank	0.50%	10/07/16	249,000	249,000
Total Certificates of Deposit (Cost $23,852,875)				23,852,875

Commercial Paper — 9.3%
Bank of Tokyo MUFG	0.48%	02/24/16	1,000,000	999,295
Bank of Tokyo MUFG	0.44%	03/07/16	1,000,000	999,212
Bank of Tokyo MUFG	0.51%	04/06/16	1,000,000	998,667
JP Morgan Securities	0.63%	07/08/16	1,000,000	996,745
JP Morgan Securities	0.66%	07/29/16	1,000,000	996,208
JP Morgan Securities	0.82%	08/16/16	1,000,000	994,933
JP Morgan Securities	0.94%	09/06/16	1,000,000	993,637
JP Morgan Securities	1.01%	09/13/16	1,000,000	992,960
Toyota Motor Credit	0.59%	02/24/16	1,000,000	1,000,000
Toyota Motor Credit	0.74%	06/08/16	1,000,000	996,776
Toyota Motor Credit	0.51%	06/14/16	1,000,000	997,708
Toyota Motor Credit	0.61%	06/20/16	1,000,000	1,000,000
Toyota Motor Credit	0.52%	06/21/16	1,000,000	997,563
Toyota Motor Credit	0.49%	07/01/16	1,000,000	1,000,000
Toyota Motor Credit	0.66%	07/29/16	1,000,000	996,208
Toyota Motor Credit	0.91%	09/06/16	1,000,000	993,844
UBS Finance CP	0.41%	03/14/16	1,000,000	999,189
UBS Finance CP	0.46%	03/31/16	1,000,000	998,875

The accompanying notes are an integral part of these financial statements.

2015 Annual Report | December 31, 2015	Page 59

Schedule of Investments
December 31, 2015

Money Market Fund
Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)

Commercial Paper — continued
UBS Finance CP	0.50%		04/12/16	1,000,000	998,612
UBS Finance CP	0.51%		05/12/16	1,000,000	998,167
UBS Finance CP	0.53%		05/31/16	1,000,000	997,819
Total Commercial Paper (Cost $20,946,418)					20,946,418

Corporate Obligations — 11.1%
Bath Technologies (4)	0.60	%(2)	01/07/16	405,000	405,000
Caterpillar Financial Power Investment Floating Rate Demand Note	0.45	%(3)	01/16/16	15,962,925	15,962,925
General Electric Capital Corp.	1.21	%(2)	02/09/16	2,330,000	2,336,873
John Deere Capital Corp.	0.49	%(2)	02/25/16	275,000	275,026
Royal Bank of Canada	0.46	%(2)	01/12/16	2,000,000	2,000,000
Royal Bank of Canada	0.83	%(2)	03/08/16	850,000	850,449
Royal Bank of Canada	0.94	%(2)	03/09/16	1,000,000	1,002,051
Royal Bank of Canada	0.92	%(2)	03/21/16	275,000	275,271
Springside Corp. Exchange Partners, LLC (4)	0.60	%(2)	01/07/16	1,850,000	1,850,000
Total Corporate Obligations (Cost $24,957,595)					24,957,595

Repurchase Agreements — 26.7%
Int'l FCStone (Collateralized by $25,101,606 various Federal Home Loan Mortgage Corps. and FNMAs, 3.50% - 6.00%, due 10/1/25 - 9/1/45, fair value $10,202,500)(proceeds $10,000,000), purchase date 12/29/15	0.42%		01/05/16	10,000,000	10,000,000
Repurchase Agreements — continued
Int’l FCStone (Collateralized by $18,172,431 various Federal Home Loan Mortgage Corps., FNMAs, and GNMAs, 0.00% - 9.00%, due 2/12/16 - 3/15/43, fair value $10,202,146)(proceeds $10,000,000), purchase date 12/30/15	0.42%		01/06/16	10,000,000	10,000,000
Int’l FCStone (Collateralized by $33,012,000 various FNMAs, 3.00% - 3.50%, due 10/1/25 - 10/1/30, fair value $10,200,368) (proceeds $10,000,000), purchase date 12/31/15	0.42%		01/07/16	10,000,000	10,000,000
South Street (Collateralized by $130,209,617 various Federal Home Loan Mortgage Corps., Federal Farm Credit Banks, FHLBs, FNMAs, and GNMAs, 1.668% - 4.75% due 11/1/17 - 10/1/45, fair value $30,600,000)(proceeds $30,000,000), purchase date 12/31/15	0.60%		01/04/16	30,000,000	30,000,000
Total Repurchase Agreements (Cost $60,000,000)					60,000,000

The accompanying notes are an integral part of these financial statements.

Page 60	2015 Annual Report | December 31, 2015

Schedule of Investments
December 31, 2015

Money Market Fund
Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)

U.S. Government Agency Obligations — 6.6%
Fannie Mae	1.38%		11/15/16	1,000,000	1,005,208
Federal Farm Credit Bank	0.53	%(3)	01/20/16	5,000,000	4,999,500
Federal Farm Credit Bank	0.40	%(3)	02/09/16	5,000,000	4,999,530
Federal Farm Credit Bank	0.51	%(3)	03/14/16	1,000,000	1,000,000
Federal Home Loan Bank	0.63%		11/23/16	1,875,000	1,875,100
U.S. Treasury Bill	0.72%		12/08/16	1,000,000	993,303
Total U.S. Government Agency Obligations (Cost $14,872,641)					14,872,641

Security Description	Shares or Principal Amount ($)	Fair Value ($)

Money Market Registered Investment Companies — 34.4%
Fidelity Institutional Money Market Portfolio, 0.32% (5)	76,993,878	76,993,878
Total Money Market Registered Investment Companies (Cost $76,993,878)		76,993,878
Total Investments — 100.0% (Cost $224,613,600)(1)		224,613,600
Other Assets less Liabilities — 0.0%		88,830
Total Net Assets — 100.0%		224,702,430

Trustee Deferred Compensation (6)
Meeder Aggressive Growth Fund	1,049	10,112
Meeder Balanced Fund	545	5,646
Meeder Dynamic Growth Fund	369	3,454
Meeder Muirfield Fund	1,949	12,610
Meeder Quantex Fund	1,355	37,723
Meeder Miller/Howard Infrastructure Fund	156	2,835
Total Trustee Deferred Compensation (Cost $60,700 )		72,380

(1)	Cost for federal income tax and financial reporting purposes are the same.

(2)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown represents the rate in effect at December 31, 2015. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(3)	Floating rate security. The rate shown represents the rate in effect at December 31, 2015. The maturity date shown reflects the earlier of the next demand date or stated maturity date.

(4)

Represents a restricted security purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. Security is restricted as to resale to institutional investors, but has been deemed liquid in accordance with guidelines approved by the Board of Trustees. Bath Technologies was acquired on 10/18/1999 at a cost of $405,000. Springside Corp. Exchange Partners, LLC was acquired on 2/5/2004 at a cost of $1,850,000. As of December 31, 2015, securities restricted as to resale to institutional investors represented 1.0% of Total Investments. The fair value noted approximates amortized cost.

(5)	7-day yield as of December 31, 2015.

(6)	Assets of affiliates to the Money Market Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

2015 Annual Report | December 31, 2015	Page 61

Statements of Assets & Liabilities December 31, 2015

	Muirfield Fund	Dynamic Growth Fund	Aggressive Growth Fund
Assets
Investments, at fair value (1)(2)	$303,319,620	$115,764,643	$78,380,413
Repurchase agreements, at fair value (1)	—	—	—
Investments in affiliates, at fair value and cost (1)	78,421,816	2,831,104	1,426,139
Trustee deferred compensation investments, at fair value	253,398	141,988	83,744
Cash held at broker for collateral on futures	15,800,000	50,000	650,000
Cash held at broker for collateral on securities sold short	—	—	—
Receivable for securities sold	—	—	—
Receivable for net variation margin on futures contracts	—	680,647	103,111
Receivable for capital stock issued	264,555	124,790	69,171
Receivable from investment advisor	—	—	—
Interest and dividend receivable	345,609	140,978	69,115
Receivable from securities lending agent (See Note #4)	4,109	926	572
Receivable for commissions recaptured	526,426	112,604	132,194
Prepaid expenses/other assets	31,758	19,062	10,236
Total Assets	398,967,291	119,866,742	80,924,695

Liabilities
Securities sold short at fair value (proceeds $26,402,945)	—	—	—
Payable for securities purchased	—	—	—
Payable for collateral on securities loaned	5,419,936	2,676,266	2,412,805
Payable for Trustee Deferred Compensation Plan	253,398	141,988	83,744
Payable for net variation margin on futures contracts	1,295,046	—	—
Payable for capital stock redeemed	519,262	185,395	78,389
Dividends payable	20,286	122	66
Dividends payable - Money Market Fund - Retail Class
Dividends payable - Money Market Fund - Institutional Class
Dividend expense payable on short positions	—	—	—
Payable to investment advisor	82,479	144,325	25,209
Accrued distribution plan (12b-1) and administrative service plan fees	359,958	120,113	81,164
Accrued transfer agent, fund accounting, CCO, and administrative fees	28,261	10,166	7,945
Accrued trustee fees	5,173	1,929	1,279
Other accrued liabilities	38,358	27,037	23,351
Total Liabilities	8,022,157	3,307,341	2,713,952

Net Assets	$390,945,134	$116,559,401	$78,210,743

Net Assets
Capital	$398,198,555	$116,416,517	$79,092,401
Accumulated undistributed (distributions in excess of) net investment income	—	—	—
Accumulated undistributed net realized gain (loss) from investments and futures contracts	(9,960,935)	(798,507)	(977,760)
Net unrealized appreciation (depreciation) of investments and futures contracts	2,707,514	941,391	96,102
Total Net Assets	$390,945,134	$116,559,401	$78,210,743

Net Assets
Money Market Fund - Retail Class
Money Market Fund - Institutional Class
Total Net Assets

Capital Stock Outstanding (unlimited number of shares authorized, $0.10 par value)	60,401,110	12,457,734	8,114,005
Money Market Fund - Retail Class
Money Market Fund - Institutional Class
Total Capital Stock Outstanding

Net Asset Value, Offering and Redemption Price Per Share	$6.47	$9.36	$9.64
Money Market Fund - Retail Class
Money Market Fund - Institutional Class

(1) Investments and affiliated investments at cost	$378,070,225	$117,719,732	$79,751,405
(2) Fair value of securities loaned included in investments at fair value (See Note #1 and Note #4)	$5,256,603	$2,590,746	$2,333,230

The accompanying notes are an integral part of these financial statements.

Page 62	2015 Annual Report | December 31, 2015

Balanced Fund	Global Opportunities Fund	Spectrum Fund	Quantex Fund	Miller/Howard Infrastructure Fund	Dividend Opportunities Fund	Total Return Bond Fund	Money Market Fund

$251,461,177	$107,848,657	$89,656,118	$65,548,445	$20,087,614	$40,006,427	$208,321,985	$164,613,600
—	—	—	—	—	—	—	60,000,000
34,709,544	15,476,825	20,818,164	593,012	4,589	1,138,794	10,140,525	—
117,552	98,239	2,789	87,136	83,691	622	44,720	72,380
7,800,000	2,250,000	7,025,000	2,150,000	—	862,571	700,000	—
—	—	32,793,015	—	—	—	—	—
8,430,023	—	—	—	—	—	38,490,992	—
—	—	—	—	—	—	—	—
209,400	63,801	190,862	31,793	10,371	43,017	159,997	—
—	—	—	—	—	—	—	70,322
198,752	105,549	99,841	66,108	53,942	106,802	99,153	70,768
3,145	1,531	—	9,754	70	—	—	—
285,174	126,649	214,976	6,690	—	38,653	34,132	—
38,295	17,654	30,674	10,819	11,068	23,710	18,323	20,272
303,253,062	125,988,905	150,831,439	68,503,757	20,251,345	42,220,596	258,009,827	224,847,342

—	—	24,790,425	—	—	—	—	—
8,864,728	13,899,184	—	—	—	—	42,834,591	—
4,648,108	4,997,994	—	7,932,096	29,050	—	—	—
117,552	98,239	2,789	87,136	83,691	622	44,720	72,380
123,734	346,778	102,181	1,323,406	—	3,873	—	—
313,843	14,274	152,593	200,355	27,698	32,037	229,847	—
136	17	—	386	—	6	361
							780
							21,639
—	—	11,976	—	—	—	—	—
60,109	85,136	21,975	1,092	30,193	12,431	45,403	—
263,541	90,823	110,118	44,199	16,814	43,264	193,212	1,613
22,573	9,865	9,976	6,997	5,703	5,041	11,966	19,276
3,848	1,771	1,559	1,137	1,403	788	2,938	359
31,775	23,210	30,816	24,425	22,642	23,927	29,017	28,865
14,449,947	19,567,291	25,234,408	9,621,229	217,194	121,989	43,392,055	144,912

$288,803,115	$106,421,614	$125,597,031	$58,882,528	$20,034,151	$42,098,607	$214,617,772	$224,702,430

$295,682,855	$113,806,965	$127,597,341	$61,988,991	$22,468,753	$45,236,176	$230,006,653	$224,702,429
—	—	—	—	(539,067)	—	10	1
(4,615,155)	(4,399,257)	(1,406,214)	221,606	73,539	(2,001,377)	(10,438,754)	—
(2,264,585)	(2,986,094)	(594,096)	(3,328,069)	(1,969,074)	(1,136,192)	(4,950,137)	—
$288,803,115	$106,421,614	$125,597,031	$58,882,528	$20,034,151	$42,098,607	$214,617,772	$224,702,430

							56,530,488
							168,171,942
							$224,702,430

27,887,008	11,391,764	12,908,372	2,115,205	1,102,532	4,431,708	23,483,983
							56,530,488
							168,171,942
							224,702,430

$10.36	$9.34	$9.73	$27.84	$18.17	$9.50	$9.14
							$1.00
							$1.00

$287,909,400	$126,367,066	$112,809,108	$69,486,899	$22,061,277	$42,277,540	$223,412,647	$224,613,600
$4,503,113	$4,834,860	$—	$7,695,047	$28,410	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

2015 Annual Report | December 31, 2015	Page 63

Statements of Operations For the Period Ended December 31, 2015

	Muirfield Fund	Dynamic Growth Fund	Aggressive Growth Fund
Investment Income
Interest	$6,300	$5,639	$5,428
Interest from affiliates	77,454	13,955	7,749
Dividends	4,826,102	2,477,274	1,310,154
Total Investment Income	4,909,856	2,496,868	1,323,331

Fund Expenses
Investment advisor	2,429,736	1,123,998	701,183
Transfer agent	430,947	179,840	112,189
Transfer agent - Money Market Fund - Retail Class
Transfer agent - Money Market Fund - Institutional Class
Fund accounting	72,912	51,987	46,294
Administrative	297,298	129,893	84,793
Trustee	21,773	8,936	5,891
Audit	13,750	13,750	13,750
Legal	5,218	5,218	5,218
Custody	43,375	27,107	21,989
Printing	13,659	5,407	3,297
Distribution plan (12b-1)	718,245	374,666	233,727
Distribution plan (12b-1) - Money Market Fund - Retail Class
Distribution plan (12b-1) - Money Market Fund - Institutional Class
Administrative service plan	718,245	299,733	186,982
Postage	19,318	10,812	6,230
Registration and filing	67,973	38,919	31,021
Insurance	22,335	11,848	7,151
Chief Compliance Officer	4,756	4,756	4,756
Short sale expense	—	—	—
Dividend expense on securities sold short	—	—	—
Excise tax expense	—	—	—
Recoupment of prior expenses reimbursed by the investment advisor (See Note #4)	33,954	—	—
Other	19,662	16,951	14,268
Total Expenses Before Reductions	4,933,156	2,303,821	1,478,739

Expenses voluntarily reimbursed/waived by investment advisor (See Note #4)	—	(80,319)	—
Expenses contractually reimbursed/waived by investment advisor (See Note #4)	—	—	—
Commissions recaptured and fees received from custodian (See Note #4)	(1,161,749)	(421,366)	(357,534)
Securities lending credit (See Note #4)	(58,955)	(13,349)	(18,496)
Transfer agent expenses voluntarily waived (See Note #4)	—	—	—
Transfer agent expenses contractually waived (See Note #4)	—	—	—

Net Expenses	3,712,452	1,788,787	1,102,709

Net Investment Income (Loss)	1,197,404	708,081	220,622

Net Realized and Unrealized Gain (Loss) from Investments
Net realized gains (losses) from investments ($1,302,090 gain on covered short securities) (1)	(10,370,412)	(235,473)	535,621
Net realized gains (losses) from futures contracts	1,484,476	1,418,078	485,761
Distributions of long-term realized gains by other investment companies	—	—	—
Net Realized Gains (Losses) from Investment Transactions, Futures Contracts, and Distributions of Long-term Realized Gains by Other Investment Companies	(8,885,936)	1,182,605	1,021,382

Net change in unrealized appreciation (depreciation) of investments and futures contracts	(15,533,850)	(9,045,186)	(6,184,825)

Net Realized and Unrealized Gain (Loss) from Investments	(24,419,786)	(7,862,581)	(5,163,443)

Net Change in Net Assets Resulting from Operations	$(23,222,382)	$(7,154,500)	$(4,942,821)

The accompanying notes are an integral part of these financial statements.

Page 64	2015 Annual Report | December 31, 2015

Balanced Fund	Global Opportunities Fund	Spectrum Fund (1)	Quantex Fund	Miller/Howard Infrastructure Fund	Dividend Opportunities Fund	Total Return Bond Fund	Money Market Fund

$6,555	$5,653	$541	$6,408	$—	$541	$8,287	$528,790
33,640	6,144	12,861	7,661	1,488	2,575	7,589	—
4,722,122	1,882,554	730,531	1,081,929	1,039,220	669,655	6,722,384	—
4,762,317	1,894,351	743,933	1,095,998	1,040,708	672,771	6,738,260	528,790

1,704,961	882,828	492,344	705,421	404,620	164,620	575,585	684,256
281,701	141,253	81,229	84,653	75,535	40,551	150,234
							42,350
							127,380
60,475	48,771	39,462	43,109	36,049	18,288	55,779	58,370
197,800	104,168	61,586	66,436	40,564	21,943	160,234	180,962
14,675	7,186	4,897	4,684	3,395	1,768	11,715	1,126
13,750	13,750	15,250	13,750	13,750	14,007	13,750	13,750
5,218	5,218	5,025	5,218	5,218	2,164	5,218	5,218
39,173	19,562	20,388	12,517	9,999	6,297	27,062	16,028
9,291	3,970	3,499	2,547	5,429	2,521	7,209	9,873
586,877	247,192	164,115	141,089	98,337	54,873	469,482
							4,015
							4
469,501	235,421	131,292	96,153	63,766	46,889	375,586	—
9,175	6,638	11,045	10,812	12,287	5,061	8,642	4,195
46,128	25,956	32,947	25,775	26,682	13,567	41,163	26,647
13,730	9,060	4,748	5,245	3,310	1,722	11,945	16,000
4,756	4,756	4,756	4,756	4,756	2,272	4,756	4,756
—	—	99,203	—	—	—	—	—
—	—	246,254	—	—	—	—	—
—	—	—	—	9,234	—	—	—
—	—	—	—	—	—	—	—
17,948	14,732	17,873	14,250	14,537	11,767	18,267	18,832
3,475,159	1,770,461	1,435,913	1,236,415	827,468	408,310	1,936,627	1,213,762

—	(55,330)	(45,193)	(8,600)	(5,000)	(36,850)	—	(847,200)
—	—	—	(176,337)	—	—	—	—
(585,311)	(275,163)	(410,871)	(119,809)	—	(90,224)	(250,028)	—
(35,650)	(35,673)	—	(160,686)	(370)	—	—	—
—	—	—	—	(9,018)	(4,704)	—	—
—	—	—	—	—	—	(37,558)	(54,000)

2,854,198	1,404,295	979,849	770,983	813,080	276,532	1,649,041	312,562

1,908,119	490,056	(235,916)	325,015	227,628	396,239	5,089,219	216,228

(5,908,112)	(3,657,740)	589,149	9,229,262	4,841,093	(1,894,948)	(8,727,560)
1,631,235	216,118	(230,391)	(675,582)	—	(106,429)	—
110,131	—	—	—	—	—	161,527
(4,166,746)	(3,441,622)	358,758	8,553,680	4,841,093	(2,001,377)	(8,566,033)

(9,092,588)	(5,964,881)	(594,096)	(14,697,077)	(11,269,228)	(1,136,192)	(2,115,247)

(13,259,334)	(9,406,503)	(235,338)	(6,143,397)	(6,428,135)	(3,137,569)	(10,681,280)

$(11,351,215)	$(8,916,447)	$(471,254)	$(5,818,382)	$(6,200,507)	$(2,741,330)	$(5,592,061)	$216,228

The accompanying notes are an integral part of these financial statements.

2015 Annual Report | December 31, 2015	Page 65

Statements of Changes in Net Assets For the Periods Ended December 31,

	Muirfield Fund		Dynamic Growth Fund
	2015	2014	2015	2014
Operations
Net investment income (loss)	$1,197,404	$449,749	$708,081	$471,324
Net realized gain (loss) from investment transactions, futures contracts, and distributions of long-term realized gains by other investment companies	(8,885,936)	26,700,418	1,182,605	17,242,720
Net change in unrealized appreciation (depreciation) of investments and futures contracts	(15,533,850)	(3,212,623)	(9,045,186)	(3,058,617)
Net change in net assets resulting from operations	(23,222,382)	23,937,544	(7,154,500)	14,655,427

Distributions to Shareholders
From net investment income	(1,206,913)	(5,879,491)	(713,972)	(3,511,885)
From net realized gain from investment transactions	(9,177,856)	(20,294,983)	(3,263,183)	(16,292,978)
From tax return of capital	—	—	—	—
Net change in net assets resulting from distributions	(10,384,769)	(26,174,474)	(3,977,155)	(19,804,863)

Capital Transactions
Issued	261,740,230	154,701,216	98,814,975	48,965,894
Reinvested	10,071,809	25,116,304	3,975,540	19,800,900
Redeemed	(145,121,166)	(41,542,639)	(116,736,993)	(24,905,524)
Net change in net assets resulting from capital transactions	126,690,873	138,274,881	(13,946,478)	43,861,270

Total Change in Net Assets	93,083,722	136,037,951	(25,078,133)	38,711,834

Net Assets - Beginning of Period	297,861,412	161,823,461	141,637,534	102,925,700

Net Assets - End of Period	$390,945,134	$297,861,412	$116,559,401	$141,637,534

Accumulated undistributed (distributions in excess of) net investment income	$—	$—	$—	$—

Share Transactions
Issued	37,521,714	21,304,503	9,864,209	4,565,469
Reinvested	1,527,478	3,590,370	416,792	1,973,154
Redeemed	(21,020,472)	(5,799,923)	(11,960,788)	(2,345,575)
Net change in shares	18,028,720	19,094,950	(1,679,787)	4,193,048

(1)	Commenced operations on January 1, 2015.

Page 66	2015 Annual Report | December 31, 2015

Aggressive Growth Fund		Balanced Fund		Global Opportunities Fund		Spectrum Fund(1)
2015	2014	2015	2014	2015	2014	2015	2014

$220,622	$(244)	$1,908,119	$1,243,806	$490,056	$541,920	$(235,916)	$—
1,021,382	12,388,072	(4,166,746)	12,197,019	(3,441,622)	14,410,324	358,758	—
(6,184,825)	(2,942,543)	(9,092,588)	(2,328,516)	(5,964,881)	(9,770,618)	(594,096)	—
(4,942,821)	9,445,285	(11,351,215)	11,112,309	(8,916,447)	5,181,626	(471,254)	—

(226,997)	(517,807)	(1,916,750)	(3,484,493)	(502,535)	(1,542,587)	—	—
(2,792,248)	(12,317,940)	(1,472,510)	(11,307,384)	(2,772,417)	(12,921,526)	(1,529,056)	—
—	—	—	—	—	—	(229,488)	—
(3,019,245)	(12,835,747)	(3,389,260)	(14,791,877)	(3,274,952)	(14,464,113)	(1,758,544)	—

51,752,300	26,130,227	201,278,315	81,723,404	42,880,298	31,635,498	143,258,792	—
3,018,277	12,834,936	3,388,893	14,790,348	3,274,831	14,463,880	1,758,324	—
(53,444,927)	(15,335,710)	(76,657,319)	(22,942,016)	(37,386,702)	(18,741,638)	(17,190,287)	—
1,325,650	23,629,453	128,009,889	73,571,736	8,768,427	27,357,740	127,826,829	—

(6,636,416)	20,238,991	113,269,414	69,892,168	(3,422,972)	18,075,253	125,597,031	—

84,847,159	64,608,168	175,533,701	105,641,533	109,844,586	91,769,333	—	—

$78,210,743	$84,847,159	$288,803,115	$175,533,701	$106,421,614	$109,844,586	$125,597,031	$—

$—	$—	$—	$—	$—	$—	$—	$—

4,931,650	2,298,608	18,685,615	7,126,019	4,134,883	2,710,992	14,444,572	—
308,082	1,243,931	322,277	1,343,900	345,625	1,395,753	179,238	—
(5,228,440)	(1,360,339)	(7,104,140)	(2,006,171)	(3,671,048)	(1,601,446)	(1,715,438)	—
11,292	2,182,200	11,903,752	6,463,748	809,460	2,505,299	12,908,372	—

The accompanying notes are an integral part of these financial statements.

2015 Annual Report | December 31, 2015	Page 67

Statements of Changes in Net Assets For the Periods Ended December 31,

	Quantex Fund
	2015	2014
Operations
Net investment income (loss)	$325,015	$189,184
Net realized gain (loss) from investment transactions, futures contracts, and distributions of long-term realized gains by other investment companies	8,553,680	4,557,460
Net change in unrealized appreciation (depreciation) of investments and futures contracts	(14,697,077)	(20,515)
Net change in net assets resulting from operations	(5,818,382)	4,726,129

Distributions to Shareholders
From net investment income	(350,037)	(623,095)
From net realized gain from investment transactions	(8,782,141)	(4,310,572)
Net change in net assets resulting from distributions	(9,132,178)	(4,933,667)

Distributions to Shareholders - Money Market Fund
From net investment income (Retail Class)
From net investment income (Institutional Class)
Net change in net assets resulting from distributions

Capital Transactions
Issued	36,625,210	21,424,612
Reinvested	9,118,613	4,922,968
Redeemed	(33,744,475)	(8,782,104)
Net change in net assets resulting from capital transactions	11,999,348	17,565,476

Total Change in Net Assets	(2,951,212)	17,357,938

Net Assets - Beginning of Period	61,833,740	44,475,802

Net Assets - End of Period	$58,882,528	$61,833,740

Accumulated undistributed (distributions in excess of) net investment income	$—	$—

Share Transactions
Issued	1,061,088	587,005
Reinvested	319,498	142,308
Redeemed	(1,022,131)	(241,814)
Net change in shares	358,455	487,499

(1)	Commenced operations on June 30, 2015.

Page 68	2015 Annual Report | December 31, 2015

Miller/Howard Infrastructure Fund		Dividend Opportunities Fund(1)		Total Return Bond Fund		Money Market Fund
2015	2014	2015	2014	2015	2014	2015	2014

$227,628	$266,215	$396,239	$—	$5,089,219	$3,859,005	$216,228	$112,717
4,841,093	5,021,590	(2,001,377)	—	(8,566,033)	(280,382)	—	—
(11,269,228)	(1,660,068)	(1,136,192)	—	(2,115,247)	(2,250,102)	—	—
(6,200,507)	3,627,737	(2,741,330)	—	(5,592,061)	1,328,521	216,228	112,717

(336,482)	(1,184,559)	(401,241)	—	(5,089,210)	(3,859,006)
(5,682,559)	(3,457,377)	—	—	—	—
(6,019,041)	(4,641,936)	(401,241)	—	(5,089,210)	(3,859,006)

						(36,789)	(35,192)
						(179,439)	(77,524)
						(216,228)	(112,716)

22,621,256	17,093,759	63,564,516	—	136,328,662	70,794,768	1,209,592,157	575,762,988
5,825,232	4,530,578	401,229	—	5,086,663	3,858,320	37,827	40,062
(42,938,290)	(11,852,646)	(18,724,567)	—	(59,161,802)	(19,157,160)	(1,187,593,496)	(477,909,279)
(14,491,802)	9,771,691	45,241,178	—	82,253,523	55,495,928	22,036,488	97,893,771

(26,711,350)	8,757,492	42,098,607	—	71,572,252	52,965,443	22,036,488	97,893,772

46,745,501	37,988,009	—	—	143,045,520	90,080,077	202,665,942	104,772,170

$20,034,151	$46,745,501	$42,098,607	$—	$214,617,772	$143,045,520	$224,702,430	$202,665,942

$(539,067)	$(461,136)	$—	$—	$10	$1	$1	$1

762,821	517,223	6,344,838	—	14,346,144	7,194,856	1,209,592,157	575,762,988
318,749	149,254	41,958	—	537,772	393,552	37,827	40,062
(1,514,313)	(357,474)	(1,955,088)	—	(6,261,274)	(1,948,521)	(1,187,593,496)	(477,909,279)
(432,743)	309,003	4,431,708	—	8,622,642	5,639,887	22,036,488	97,893,771

The accompanying notes are an integral part of these financial statements.

2015 Annual Report | December 31, 2015	Page 69

Financial Highlights For a Share Outstanding Through Each Fiscal Period Ended December 31,

		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (3)	Net gains (losses) on securities, futures, and options (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Tax Return of Capital	Total Distributions
Muirfield Fund (1)(2)
2015	$7.03	0.02	(0.41)	(0.39)	(0.02)	(0.15)	0.00	(0.17)
2014	$6.95	0.01	0.81	0.82	(0.18)	(0.56)	0.00	(0.74)
2013	$5.81	0.01	1.75	1.76	(0.01)	(0.61)	0.00	(0.62)
2012	$5.17	(0.01)	0.65	0.64	0.00	0.00	0.00	0.00
2011	$5.60	(0.01)	(0.41)	(0.42)	(0.01)	0.00	0.00	(0.01)
Dynamic Growth Fund (1)(2)
2015	$10.02	0.05	(0.40)	(0.35)	(0.05)	(0.26)	0.00	(0.31)
2014	$10.35	0.04	1.25	1.29	(0.30)	(1.32)	0.00	(1.62)
2013	$8.80	0.02	2.74	2.76	(0.02)	(1.19)	0.00	(1.21)
2012	$7.68	0.00	1.12	1.12	0.00	0.00	0.00	0.00
2011	$8.14	(0.01)	(0.45)	(0.46)	0.00	0.00	0.00	0.00
Aggressive Growth Fund (1)(2)
2015	$10.47	0.03	(0.48)	(0.45)	(0.03)	(0.35)	0.00	(0.38)
2014	$10.91	0.00	1.43	1.43	(0.08)	(1.79)	0.00	(1.87)
2013	$8.44	(0.00)*	2.56	2.56	0.00	(0.09)	0.00	(0.09)
2012	$7.40	(0.03)	1.07	1.04	0.00	0.00	0.00	0.00
2011	$7.97	(0.07)	(0.50)	(0.57)	0.00	0.00	0.00	0.00
Balanced Fund (1)(2)
2015	$10.98	0.09	(0.58)	(0.49)	(0.08)	(0.05)	0.00	(0.13)
2014	$11.10	0.10	0.84	0.94	(0.27)	(0.79)	0.00	(1.06)
2013	$10.06	0.09	1.89	1.98	(0.09)	(0.85)	0.00	(0.94)
2012	$9.18	0.07	0.89	0.96	(0.08)	0.00	0.00	(0.08)
2011	$9.72	0.13	(0.57)	(0.44)	(0.10)	0.00	0.00	(0.10)
Global Opportunities Fund (1)(2)
2015	$10.38	0.04	(0.79)	(0.75)	(0.04)	(0.25)	0.00	(0.29)
2014	$11.36	0.06	0.58	0.64	(0.16)	(1.46)	0.00	(1.62)
2013	$10.07	0.04	2.34	2.38	(0.05)	(1.04)	0.00	(1.09)
2012	$8.90	0.00	1.17	1.17	0.00	0.00	0.00	0.00
2011	$9.71	(0.04)	(0.77)	(0.81)	0.00	0.00	0.00	0.00
Spectrum Fund (1)(2)
2015 (4)	$10.00	(0.04)	(0.08)	(0.12)	0.00	(0.13)	(0.02)	(0.15)

1

Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after reductions and recoupment of fees, excluding commissions recaptured and fees received from custodian, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.

2	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

3	Net investment income per share is based on average shares outstanding during the period.

4	Commenced operations on January 1, 2015.

*	Actual amounts were less than one-half of a cent per share.

The accompanying notes are an integral part of these financial statements.

Page 70	2015 Annual Report | December 31, 2015

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets after Reductions and Recoupment of Fees, Excluding Commissions Recaptured and Fees Received from Custodian	Ratio of Expenses to Average Net Assets Before Reductions or Recoupment of Fees	Portfolio Turnover Rate

$6.47	(5.50%)	$390,945	1.03%	0.33%	1.35%	1.37%	277%
$7.03	12.12%	$297,861	1.22%	0.22%	1.44%	1.44%	238%
$6.95	30.46%	$161,823	1.22%	0.14%	1.42%	1.54%	260%
$5.81	12.38%	$114,171	1.39%	(0.12%)	1.42%	1.58%	154%
$5.17	(7.55%)	$119,787	1.39%	(0.11%)	1.46%	1.58%	189%

$9.36	(3.46%)	$116,559	1.19%	0.47%	1.48%	1.54%	245%
$10.02	12.80%	$141,638	1.22%	0.40%	1.45%	1.54%	230%
$10.35	31.61%	$102,926	1.22%	0.20%	1.39%	1.58%	276%
$8.80	14.58%	$91,977	1.39%	(0.04%)	1.42%	1.57%	154%
$7.68	(5.65%)	$90,902	1.39%	(0.08%)	1.46%	1.57%	176%

$9.64	(4.35%)	$78,211	1.18%	0.24%	1.56%	1.58%	283%
$10.47	13.49%	$84,847	1.33%	0.00%	1.59%	1.60%	239%
$10.91	30.40%	$64,608	1.35%	(0.03%)	1.57%	1.65%	272%
$8.44	14.05%	$38,939	1.59%	(0.44%)	1.62%	1.74%	167%
$7.40	(7.15%)	$32,167	1.59%	(0.73%)	1.65%	1.70%	224%

$10.36	(4.47%)	$288,803	1.22%	0.81%	1.47%	1.48%	246%
$10.98	8.61%	$175,534	1.33%	0.94%	1.50%	1.54%	180%
$11.10	19.79%	$105,642	1.33%	0.85%	1.47%	1.57%	217%
$10.06	10.42%	$86,628	1.49%	0.76%	1.51%	1.58%	168%
$9.18	(4.49%)	$85,797	1.44%	1.29%	1.51%	1.60%	164%

$9.34	(7.21%)	$106,422	1.19%	0.42%	1.42%	1.50%	170%
$10.38	5.87%	$109,845	1.23%	0.54%	1.37%	1.51%	143%
$11.36	23.82%	$91,769	1.23%	0.36%	1.40%	1.58%	231%
$10.07	13.15%	$79,446	1.39%	(0.05%)	1.42%	1.58%	86%
$8.90	(8.34%)	$84,672	1.39%	(0.37%)	1.48%	1.58%	166%

$9.73	(1.21%)	$125,597	1.49%	(0.36%)	2.12%	2.19%	161%

The accompanying notes are an integral part of these financial statements.

2015 Annual Report | December 31, 2015	Page 71

Financial Highlights For a Share Outstanding Through Each Fiscal Period Ended December 31,

		Income from Investment Operations					Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (5)		Net gains (losses) on securities, futures, and options (both realized and unrealized)		Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Tax Return of Capital	Total Distributions
Quantex Fund
2015	$35.20	0.17		(2.78)		(2.61)	(0.17)	(4.58)	0.00	(4.75)
2014	$35.04	0.13		3.11		3.24	(0.40)	(2.68)	0.00	(3.08)
2013	$25.46	0.09		10.45		10.54	(0.08)	(0.88)	0.00	(0.96)
2012	$21.84	0.07		3.63		3.70	(0.08)	0.00	0.00	(0.08)
2011	$22.77	0.00	*	(0.92)		(0.92)	(0.01)	0.00	0.00	(0.01)
Miller/Howard Infrastructure Fund
2015	$30.45	0.17		(5.40)		(5.23)	(0.25)	(6.80)	0.00	(7.05)
2014	$30.98	0.19		2.64		2.83	(0.83)	(2.53)	0.00	(3.36)
2013	$24.17	0.17		6.81		6.98	(0.17)	0.00	0.00	(0.17)
2012	$24.06	0.15		0.21		0.36	(0.15)	(0.10)	0.00	(0.25)
2011	$23.51	0.22		0.70		0.92	(0.37)	0.00	0.00	(0.37)
Dividend Opportunities Fund (3)(4)
2015 (7)	$10.00	0.18		(0.59)		(0.41)	(0.09)	0.00	0.00	(0.09)
Total Return Bond Fund (1)(2)(3)(4)
2015	$9.63	0.27		(0.51)		(0.24)	(0.25)	0.00	0.00	(0.25)
2014	$9.77	0.33		(0.15)		0.18	(0.32)	0.00	0.00	(0.32)
2013	$10.15	0.38		(0.38)		(0.00)	(0.38)	0.00	0.00	(0.38)
2012	$9.73	0.44		0.41		0.85	(0.43)	0.00	0.00	(0.43)
2011 (6)	$10.00	0.25		(0.31)		(0.06)	(0.21)	0.00	0.00	(0.21)
Money Market Fund - Retail Class
2015	$1.00	0.001		N/	A	0.001	(0.001)	0.000	0.000	(0.001)
2014	$1.00	0.001		N/	A	0.001	(0.001)	0.000	0.000	(0.001)
2013	$1.00	0.001		N/	A	0.001	(0.001)	0.000	0.000	(0.001)
2012	$1.00	0.001		N/	A	0.001	(0.001)	0.000	0.000	(0.001)
2011	$1.00	0.001		N/	A	0.001	(0.001)	0.000	0.000	(0.001)
Money Market Fund - Institutional Class
2015	$1.00	0.001		N/	A	0.001	(0.001)	0.000	0.000	(0.001)
2014	$1.00	0.001		N/	A	0.001	(0.001)	0.000	0.000	(0.001)
2013	$1.00	0.001		N/	A	0.001	(0.001)	0.000	0.000	(0.001)
2012	$1.00	0.002		N/	A	0.002	(0.002)	0.000	0.000	(0.002)
2011	$1.00	0.002		N/	A	0.002	(0.002)	0.000	0.000	(0.002)

1

Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after reductions and recoupment of fees, excluding commissions recaptured and fees received from custodian, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.

2	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

3	Total return and portfolio turnover rate are not annualized for periods of less than one full year.

4

Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of average net assets after reductions, excluding commissions recaptured and fees received from custodian, and ratio of expenses to average net assets before reductions are annualized for periods of less than one full year.

The accompanying notes are an integral part of these financial statements.

Page 72	2015 Annual Report | December 31, 2015

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets after Reductions and Recoupment of Fees, Excluding Commissions Recaptured and Fees Received from Custodian	Ratio of Expenses to Average Net Assets Before Reductions or Recoupment of Fees	Portfolio Turnover Rate

$27.84	(7.68%)	$58,883	1.09%	0.46%	1.26%	1.75%	87%
$35.20	9.48%	$61,834	1.44%	0.36%	1.52%	1.78%	29%
$35.04	41.54%	$44,476	1.52%	0.27%	1.58%	1.94%	25%
$25.46	16.93%	$23,306	1.60%	0.29%	1.61%	2.06%	31%
$21.84	(4.05%)	$17,434	1.62%	0.01%	1.62%	2.06%	57%

$18.17	(16.92%)	$20,034	1.98%	0.56%	1.98%	2.01%	54%
$30.45	9.42%	$46,746	1.88%	0.63%	1.88%	1.89%	34%
$30.98	28.96%	$37,988	1.87%	0.62%	1.87%	1.99%	19%
$24.17	1.52%	$30,452	1.89%	0.63%	1.89%	2.02%	29%
$24.06	3.93%	$32,609	1.90%	0.87%	1.90%	2.02%	43%

$9.50	(4.15%)	$42,099	1.26%	1.80%	1.66%	1.85%	70%

$9.14	(2.51%)	$214,618	0.88%	2.71%	1.01%	1.03%	295%
$9.63	1.78%	$143,046	0.99%	3.39%	1.02%	1.13%	82%
$9.77	0.01%	$90,080	0.99%	3.87%	1.01%	1.19%	79%
$10.15	8.93%	$76,001	0.99%	4.45%	1.00%	1.23%	157%
$9.73	(0.57%)	$56,998	0.99%	4.97%	1.06%	1.36%	125%

$1.00	0.07%	$56,530	0.18%	0.07%	0.18%	0.58%	N/	A
$1.00	0.06%	$54,927	0.16%	0.06%	0.16%	0.67%	N/	A
$1.00	0.08%	$61,288	0.22%	0.08%	0.22%	0.90%	N/	A
$1.00	0.10%	$73,546	0.30%	0.10%	0.30%	0.82%	N/	A
$1.00	0.11%	$78,903	0.30%	0.11%	0.30%	0.90%	N/	A

$1.00	0.11%	$168,172	0.14%	0.11%	0.14%	0.58%	N/	A
$1.00	0.11%	$147,739	0.10%	0.11%	0.10%	0.65%	N/	A
$1.00	0.14%	$43,485	0.15%	0.14%	0.15%	0.71%	N/	A
$1.00	0.16%	$84,953	0.23%	0.17%	0.23%	0.63%	N/	A
$1.00	0.20%	$23,231	0.21%	0.20%	0.21%	0.71%	N/	A

5	Except for Money Market Fund, net investment income per share is based on average shares outstanding during the period.

6	Commenced operations on June 30, 2011

7	Commenced operations on June 30, 2015.

*	Actual amounts were less than one-half of a cent per share.

The accompanying notes are an integral part of these financial statements.

2015 Annual Report | December 31, 2015	Page 73

Notes to Financial Statements
December 31, 2015

1.    Organization and Significant Accounting Policies

Meeder Funds® (the “Trust”) was organized in 1982 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust offers eleven separate series and is presently comprised of eleven separate funds as follows: Muirfield Fund® (“Muirfield”), Dynamic Growth Fund (“Dynamic”), Aggressive Growth Fund (“Aggressive”), Balanced Fund (“Balanced”), Global Opportunities Fund (“Global”)(f.k.a. Strategic Growth Fund; please see fourth paragraph of Note #1 for more information), Spectrum Fund (“Spectrum”)(please see second paragraph of Note #1 for more information), Dividend Opportunities Fund (“Dividend”)(please see third paragraph of Note #1 for more information), Quantex FundTM (“Quantex”), Miller/Howard Infrastructure Fund (“Infrastructure”)(f.k.a. Utilities and Infrastructure Fund; please see fifth paragraph of Note #1 for more information), Total Return Bond Fund (“Bond”), and Money Market Fund (“Money Market”) (each a “Fund” and collectively the “Funds”). Money Market offers two classes of shares (“Retail Class” and “Institutional Class”). Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and transfer agent expenses. The investment objective of Muirfield, Dynamic, Aggressive, Global, Spectrum, and Quantex is to provide long term capital appreciation. The investment objective of Balanced is to provide income and long term capital appreciation. The investment objective of Dividend and Infrastructure is to provide total return, including capital appreciation and income. The investment objective of Bond is total return, consisting of income and capital growth, consistent with minimizing the risk of loss of capital. The investment objective of Money Market is to provide current income while maintaining a stable share price of $1.00.

On January 1, 2015, Meeder Asset Management, Inc. (“MAM”), the investment advisor to the Funds, offered a new fund to the Trust. Spectrum Fund seeks to achieve its investment objective primarily by taking long and short positions in the global securities markets. The Fund primarily invests long in common and preferred stocks and in investment companies (“underlying funds”), which include domestic and foreign mutual funds, as well as in exchange traded funds (“ETFs”), closed-end funds and unit investment trusts. The Fund primarily invests short in common stocks. Short positions involve selling a security the Fund does not own in anticipation that the security’s price will decline. The Fund’s typical long equity investment exposure will range from 0% to 150%, while the Fund’s typical short equity investment exposure will range from 0% to 50%. The Fund may use leverage (e.g., by borrowing or through derivatives). As a result, the sum of the Fund’s investment exposures may at times exceed the amount of assets invested in the Fund, although these exposures may vary over time.

On June 30, 2015, MAM offered a new fund to the Trust. Dividend Opportunities Fund intends to pursue its investment objective by investing primarily in common and preferred stocks. The Fund may also invest in underlying funds, which include foreign and domestic mutual funds, as well as in ETFs, closed-end funds and unit investment trusts, Master Limited Partnerships (“MLPs”), and Real Estate Investment Trusts (“REITs”). A MLP is a limited partnership that is publicly traded on an exchange. It combines the tax benefits of a limited partnership with the liquidity of publicly traded securities. Under normal market conditions, the Fund intends to invest at least 80% of its net assets (plus borrowing for investment purposes, if any) in dividend-paying equity securities. With respect to the 80% investment in dividend-paying equity securities, the Fund will look through to the investments made by the underlying funds. Additionally, the Fund may invest up to 20% of its net assets in debt securities of any maturity and of any credit rating, including securities that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high yield securities” or “junk bonds”). The Fund will only invest in U.S. dollar denominated securities.

Effective December 31, 2015, Strategic Growth Fund changed its name to Global Opportunities Fund and also changed its investment strategy. The Fund will be fully invested in the equity market at all times and will hold a fixed allocation across six distinct investment categories. The mix of investments selected to represent each investment category is variable and actively managed by utilizing MAM’s quantitative models and by employing a strategic investment selection process. Under normal circumstances, the Fund will invest at least 40% of its net assets in holdings outside the United States, representing at least three different countries. The current target allocation is as follows: 40-55% international holdings, 20-25% domestic large cap holdings, 10-15% domestic mid cap holdings, 5-10% domestic small cap holdings, 5-10% real estate holdings, and 5-10% commodities holdings. Because these are target investment allocations, the actual allocations of the Fund’s assets may deviate from the target percentages. The Fund may be subject to increased volatility.

Effective December 31, 2015, Utilities and Infrastructure Fund changed its name to Miller/Howard Infrastructure Fund and also changed its investment strategy. This name change better reflects the use of proprietary investment strategies developed by the Fund’s sub-adviser Miller/Howard Investments, Inc. The Fund will generally invest at least 80% of its net assets in infrastructure companies, and may invest up to 25% of its total assets in securities of master limited partnerships (“MLPs”) in the energy sector. The Fund will continue to invest at least 25% of its total assets in securities of public utility companies. The Fund also registered for two classes of shares: a retail class and an institutional class. The institutional class is not currently offered for sale.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security valuation. All investments in securities are recorded at their estimated fair value, as described in Note #2.

Page 74	2015 Annual Report | December 31, 2015

Repurchase agreements. Each Fund may engage in repurchase agreement transactions whereby the Fund takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Fund and an obligation of the Fund to resell the instrument at an agreed upon price and term. At all times, the Fund maintains the fair value of collateral, including accrued interest, of at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Short sales. Spectrum may make short sales as part of its overall portfolio management strategy or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including ETFs. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board, or otherwise cover its position in a permissible manner. The Fund will be required to pledge its liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Dividend expenses on securities sold short and borrowing costs are not covered under the Adviser’s expense limitation agreement with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund. The amount of restricted cash held at the broker as collateral for securities sold short was $32,793,015 as of December 31, 2015.

Futures & options. Each Fund, except Money Market, may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the Fund, or which it intends to purchase. The futures and options contracts are adjusted by the daily exchange rate of the underlying currency, or index, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the statement of operations.

To the extent that the Fund enters into futures contracts on an index or group of securities, the Fund exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the fair value of the index. Upon entering into a futures contract, the Fund is required to deposit an initial margin, which is either cash or securities (disclosed as pledged as collateral on the Schedules of Investments) in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where futures contracts trade, is recorded as an unrealized gain or loss until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize losses. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Except for Money Market and Infrastructure, it is normal practice for each Fund to invest in futures contracts on a daily basis. The Funds, except for Bond and Money Market, typically utilize equity index futures contracts to equitize cash positions or adjust targeted stock market exposure. Bond and the fixed income portion of Balanced can utilize Treasury futures contracts in order to adjust duration. Although Infrastructure is permitted to invest in futures contracts, it typically does not.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Fund to the loss of the premium paid if the Fund does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are fair valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in fair value are recorded as unrealized appreciation or depreciation until closed, exercised or expired. For the period ended December 31, 2015, there were no call or put options transacted for any of the Funds.

2015 Annual Report | December 31, 2015	Page 75

The Funds may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Fund records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Fund records realized gains for the entire amount of premiums received. Although permitted, it is currently not normal practice for the Funds to write call and put options and none were written during the period ended December 31, 2015. The fair value of derivative instruments, not accounted for as hedging instruments, as reported within the Statements of Assets and Liabilities as of December 31, 2015 was as follows:

Amount of Net Variation Margin and Unrealized Appreciation (Depreciation) on Derivatives

	Type of Derivative/ Risk	Statements of Assets & Liabilities Location*	Fair Value of Variation Margin	Fair Value of Unrealized Appreciation (Depreciation)
Muirfield Fund	Equity contracts	Liabilities, Payable for net variation margin on futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	$1,295,046	$(963,697)
Dynamic Growth Fund	Equity contracts	Assets, Receivable for net variation margin on futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	680,647	65,376
Aggressive Growth Fund	Equity contracts	Assets, Receivable for net variation margin on futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	103,111	40,955
Balanced Fund	Equity contracts	Liabilities, Payable for net variation margin on futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	123,734	(525,906)
Global Opportunities Fund	Equity contracts	Liabilities, Payable for net variation margin on futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	346,778	55,490
Spectrum Fund	Equity contracts	Liabilities, Payable for net variation margin on futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	102,181	128,210
Quantex Fund	Equity contracts	Liabilities, Payable for net variation margin on futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	1,323,406	17,373
Dividend Opportunities Fund	Equity contracts	Liabilities, Payable for net variation margin on futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	3,873	(3,873)

*	Unrealized appreciation (depreciation) on futures contracts is included with unrealized appreciation (depreciation) of investments on the Statements of Assets & Liabilities.

The effect of derivative instruments on the Statements of Operations for the period ended December 31, 2015 was as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
	Type of Derivative/ Risk	Contracts as of December 31, 2014	Contracts Opened During the Period	Contracts Closed/ Expired During the Period	Contracts as of December 31, 2015	Statement of Operations Location	For the Period Ended December 31, 2015
Muirfield Fund	Equity contracts	804	9,863	10,067	600	Net realized gains (losses) from futures contracts	$1,484,476
Dynamic Growth Fund	Equity contracts	54	3,366	3,376	44	Net realized gains (losses) from futures contracts	1,418,078
Aggressive Growth Fund	Equity contracts	40	1,993	2,004	29	Net realized gains (losses) from futures contracts	485,761
Balanced Fund	Equity contracts	285	4,982	4,914	353	Net realized gains (losses) from futures contracts	1,631,235

Page 76	2015 Annual Report | December 31, 2015

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
	Type of Derivative/ Risk	Contracts as of December 31, 2014	Contracts Opened During the Period	Contracts Closed/ Expired During the Period	Contracts as of December 31, 2015	Statement of Operations Location	For the Period Ended December 31, 2015
Global Opportunities Fund	Equity contracts	44	1,206	1,212	38	Net realized gains (losses) from futures contracts	$216,118
Spectrum Fund	Equity contracts	—	2,707	2,605	102	Net realized gains (losses) from futures contracts	(230,391)
Quantex Fund	Equity contracts	40	744	769	15	Net realized gains (losses) from futures contracts	(675,582)
Dividend Opportunities Fund	Equity contracts	—	765	742	23	Net realized gains (losses) from futures contracts	(106,429)

Change in Unrealized Gain or (Loss) on Derivatives Recognized in Income
	Type of Derivative/Risk	Statement of Operations Location	For the Period Ended December 31, 2015
Muirfield Fund	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	$(1,806,331)
Dynamic Growth Fund	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	(87,448)
Aggressive Growth Fund	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	(12,335)
Balanced Fund	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	(870,912)
Global Opportunities Fund	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	(9,764)
Spectrum Fund	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	128,210
Quantex Fund	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	(103,917)
Dividend Opportunities Fund	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	(3,873)

Federal income taxes. It is each Fund’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period ended December 31, 2015, Infrastructure incurred excise tax expense in the amount of $9,234.

Distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Muirfield, Quantex, Dynamic, Aggressive, Balanced, Global, and Spectrum declare and pay dividends from net investment income, if any, on a quarterly basis. Infrastructure, Dividend, and Bond declare and pay dividends from net investment income on a monthly basis. Money Market declares dividends from net investment income on a daily basis and pays such dividends on a monthly basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to net operating losses and partnership basis adjustments. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences have been reclassified within the

2015 Annual Report | December 31, 2015	Page 77

components of net assets based on their ultimate characterization for federal income tax purposes. For the period ended December 31, 2015, the Funds made the following reclassifications to increase/(decrease) the components of net assets:

	Capital	Accumulated Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Undistributed Net Realized Gain (Loss) from Investments and Futures Contracts
Muirfield Fund	$(9,533)	$9,509	$24
Dynamic Growth Fund	2	5,891	(5,893)
Aggressive Growth Fund	3	6,375	(6,378)
Balanced Fund	(8,635)	8,631	4
Global Opportunities Fund	(12,483)	12,479	4
Spectrum Fund	(229,488)	235,916	(6,428)
Quantex Fund	—	25,022	(25,022)
Miller/Howard Infrastructure Fund	150,592	30,923	(181,515)
Dividend Opportunities Fund	(5,002)	5,002	—
Total Return Bond Fund	2	—	(2)

Investment income & expenses. For Money Market, income and expenses (other than expenses attributable to a specific class) are allocated to each class of shares based on its relative net assets. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund’s relative net assets or other appropriate basis.

Capital Share Transactions. Money Market is authorized to issue an unlimited number of shares in the Retail Class and the Institutional Class. Transactions in the capital shares of the Fund for the year ended December 31, 2015 and the year ended December 31, 2014 were as follows:

	2015		2014
	Amount	Shares	Amount	Shares
Retail Class
Issued	$121,657,074	121,657,074	$103,062,606	103,062,606
Reinvested	34,305	34,305	33,592	33,592
Redeemed	(120,087,456)	(120,087,456)	(109,457,288)	(109,457,288)
Net increase (decrease)	$1,603,923	1,603,923	$(6,361,090)	(6,361,090)

Institutional Class
Issued	$1,087,935,083	1,087,935,083	$472,700,382	472,700,382
Reinvested	3,522	3,522	6,470	6,470
Redeemed	(1,067,506,040)	(1,067,506,040)	(368,451,991)	(368,451,991)
Net increase (decrease)	$20,432,565	20,432,565	$104,254,861	104,254,861

Offsetting Assets & Liabilities. The Funds’ policy is to recognize a net asset/liability equal to the net variation margin for futures contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts. During the period ended December 31, 2015, the Funds were not subject to any master netting arrangements. The table below reflects the offsetting assets and liabilities relating to securities lending, futures contracts, and repurchase agreements shown on the Statements of Assets and Liabilities at December 31, 2015.

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description/ Fund	Gross Amounts of Recognized Assets/ Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments*	Collateral Pledged (Received)*	Net Amount
Assets:
Securities Loaned
Muirfield Fund	$5,256,603	$—	$5,256,603	$—	$(5,256,603)	$—
Dynamic Growth Fund	2,590,746	—	2,590,746	—	(2,590,746)	—
Aggressive Growth Fund	2,333,230	—	2,333,230	—	(2,333,230)	—
Balanced Fund	4,503,113	—	4,503,113	—	(4,503,113)	—

Page 78	2015 Annual Report | December 31, 2015

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description/ Fund	Gross Amounts of Recognized Assets/ Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments*	Collateral Pledged (Received)*	Net Amount
Global Opportunities Fund	$4,834,860	$—	$4,834,860	$—	$(4,834,860)	$—
Quantex Fund	7,695,047	—	7,695,047	—	(7,695,047)	—
Miller/Howard Infrastructure Fund	28,410	—	28,410	—	(28,410)	—

Futures Contracts
Dynamic Growth Fund	$680,647	$—	$680,647	$680,647	$—	$—
Aggressive Growth Fund	103,111	—	103,111	103,111	—	—

Repurchase Agreements
Money Market Fund	$60,000,000	$—	$60,000,000	$—	$—	$60,000,000

Liabilities:
Futures Contracts
Muirfield Fund	$1,295,046	$—	$1,295,046	$1,295,046	$—	$—
Balanced Fund	123,734	—	123,734	123,734	—	—
Global Opportunities Fund	346,778	—	346,778	346,778	—	—
Spectrum Fund	102,181	—	102,181	102,181	—	—
Quantex Fund	1,323,406	—	1,323,406	1,323,406	—	—
Dividend Opportunities Fund	3,873	—	3,873	3,873	—	—

*	The amount is limited to the net amounts of financial assets and liabilities and accordingly does not include excess collateral pledged (received).

Other. The Funds record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date and interest income (including amortization of premium and accretion of discount) is recognized as earned. Short-term capital gain distributions from underlying funds are classified as dividend income for financial reporting purposes. Long-term capital gains distributions are broken out as such. Discounts and premiums are amortized over the lives of the respective securities. Distributions received from partnerships are recorded as return of capital distributions. Withholding taxes on foreign dividends, if applicable, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

2.    Securities Valuations

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are as follows:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

2015 Annual Report | December 31, 2015	Page 79

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (including publicly traded partnerships, real estate investment trusts, american depositary receipts, exchange traded funds, and common stock). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation and are categorized in level 1 of the fair value hierarchy.

Investments in registered open-end investment companies, including money market funds, are valued at the daily redemption value as reported by the underlying fund and are categorized in level 1 of the fair value hierarchy.

Short-term notes (including bank obligations, commercial paper, corporate obligations, repurchase agreements, U.S. government agency obligations, and floating rate demand notes). Short-term notes held in the Funds, except Money Market, maturing more than sixty days after the valuation date, are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When valued at last sales price, the securities will be categorized as level 1. When using bid prices or yield equivalents, they will be categorized as level 2. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity and will be categorized as level 2.

All securities held in Money Market, other than money market funds, are valued at amortized cost, which approximates fair value, and will be categorized as level 2.

Certificates of deposit. Certificates of deposit are valued at acquisition cost, which approximates fair value, and will be categorized as level 2.

U.S. government obligations. U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. In either case, these securities will be categorized as level 2.

Restricted securities (equity and debt). Restricted securities for which quotations are not readily available are valued at fair value as determined by the Trustees. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

Derivative instruments (futures contracts). Listed derivative instruments that are actively traded, including futures contracts, are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.

For the period ended December 31, 2015, the Funds did not hold any assets at any time in which significant unobservable inputs were used in determining fair value. Therefore, no reconciliation of level 3 securities is provided. Also, there were no transfers between level 1 and level 2 securities. The Funds recognize transfers between fair value hierarchy levels at the end of the reporting period. The following table summarizes the inputs used to value the Funds’ assets and liabilities measured at fair value as of December 31, 2015.

Muirfield – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$289,794,091	$—	$—	$289,794,091
Registered investment companies	7,358,203	—	—	7,358,203
Money market registered investment companies	83,841,752	—	—	83,841,752
Bank Obligations	—	747,390	—	747,390
Total	$380,994,046	$747,390	$—	$381,741,436
Trustee deferred compensation	$253,398	$—	$—	$253,398
Futures contracts**	$(963,697)	$—	$—	$(963,697)

Dynamic – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$107,601,461	$—	$—	$107,601,461
Registered investment companies	4,739,526	—	—	4,739,526
Money market registered investment companies	5,507,370	—	—	5,507,370
Bank Obligations	—	747,390	—	747,390
Total	$117,848,357	$747,390	$—	$118,595,747
Trustee deferred compensation	$141,988	$—	$—	$141,988
Futures contracts**	$65,376	$—	$—	$65,376

Page 80	2015 Annual Report | December 31, 2015

Aggressive – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$71,102,949	$—	$—	$71,102,949
Registered investment companies	4,117,270	—	—	4,117,270
Money market registered investment companies	3,838,944	—	—	3,838,944
Bank Obligations	—	747,389	—	747,389
Total	$79,059,163	$747,389	$—	$79,806,552
Trustee deferred compensation	$83,744	$—	$—	$83,744
Futures contracts**	$40,955	$—	$—	$40,955

Balanced – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$150,927,997	$—	$—	$150,927,997
Registered investment companies	95,137,683	—	—	95,137,683
Money market registered investment companies	39,357,652	—	—	39,357,652
Bank Obligations	—	747,389	—	747,389
Total	$285,423,332	$747,389	$—	$286,170,721
Trustee deferred compensation	$117,552	$—	$—	$117,552
Futures contracts**	$(525,906)	$—	$—	$(525,906)

Global – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$57,564,420	$—	$—	$57,564,420
Registered investment companies	44,538,854	—	—	44,538,854
Money market registered investment companies	20,474,819	—	—	20,474,819
Bank Obligations	—	747,389	—	747,389
Total	$122,578,093	$747,389	$—	$123,325,482
Trustee deferred compensation	$98,239	$—	$—	$98,239
Futures contracts**	$55,490	$—	$—	$55,490

Spectrum – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks – Long*	$87,221,427	$—	$—	$87,221,427
Registered investment companies	2,185,558	—	—	2,185,558
Money market registered investment companies	20,818,164	—	—	20,818,164
Bank Obligations	—	249,133	—	249,133
Total – Long investments	$110,225,149	$249,133	$—	$110,474,282
Common stocks – Short*	$(24,790,425)	$—	$—	$(24,790,425)
Trustee deferred compensation	$2,789	$—	$—	$2,789
Futures contracts**	$128,210	$—	$—	$128,210

Quantex – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$56,868,960	$—	$—	$56,868,960
Money market registered investment companies	8,525,108	—	—	8,525,108
Bank Obligations	—	747,389	—	747,389
Total	$65,394,068	$747,389	$—	$66,141,457
Trustee deferred compensation	$87,136	$—	$—	$87,136
Futures contracts**	$17,373	$—	$—	$17,373

Infrastructure – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$20,058,564	$—	$—	$20,058,564
Money market registered investment companies	33,639	—	—	33,639
Total	$20,092,203	$—	$—	$20,092,203
Trustee deferred compensation	$83,691	$—	$—	$83,691

2015 Annual Report | December 31, 2015	Page 81

Dividend – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$39,757,294	$—	$—	$39,757,294
Money market registered investment companies	1,138,794	—	—	1,138,794
Bank Obligations	—	249,133	—	249,133
Total	$40,896,088	$249,133	$—	$41,145,221
Trustee deferred compensation	$622	$—	$—	$622
Futures contracts**	$(3,873)	$—	$—	$(3,873)

Bond – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Registered investment companies	$207,526,294	$—	$—	$207,526,294
Money market registered investment companies	10,140,525	—	—	10,140,525
Bank Obligations	—	747,389	—	747,389
U.S. government obligations	—	48,302	—	48,302
Total	$217,666,819	$795,691	$—	$218,462,510
Trustee deferred compensation	$44,720	$—	$—	$44,720

Money Market – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Bank obligations	$—	$2,990,193	$—	$2,990,193
Certificates of deposit	—	23,852,875	—	23,852,875
Commercial paper	—	20,946,418	—	20,946,418
Corporate obligations	—	24,957,595	—	24,957,595
Repurchase agreements	—	60,000,000	—	60,000,000
U.S. government agency obligations	—	14,872,641	—	14,872,641
Money Market registered investment companies	76,993,878	—	—	76,993,878
Total	$76,993,878	$147,619,722	$—	$224,613,600
Trustee deferred compensation	$72,380	$—	$—	$72,380

*	See schedule of investments for industry classifications.

**	Futures contracts include unrealized gain/loss on contracts open at December 31, 2015.

3.    Investment Transactions

For the period ended December 31, 2015, the cost of purchases and proceeds from sales or maturities of long-term investments for the Funds, excluding U.S. Government investments and short positions, were as follows:

	Purchases	Sales
Muirfield Fund	$868,606,037	$758,452,766
Dynamic Growth Fund	323,067,551	337,215,148
Aggressive Growth Fund	234,967,272	234,675,586
Balanced Fund	609,585,761	488,327,924
Global Opportunities Fund	191,755,318	184,828,007
Spectrum Fund	173,908,062	81,441,481
Quantex Fund	58,809,095	52,636,319
Miller/Howard Infrastructure Fund	21,131,204	39,261,599
Dividend Opportunities Fund	71,756,135	28,952,349
Total Return Bond Fund	613,048,834	531,256,264

For the period ended December 31, 2015, the cost of purchases and proceeds from sales or maturities of long-term U.S. Government investments for the Funds are as follows:

	Purchases	Sales
Total Return Bond Fund	$752,474	$750,075

Page 82	2015 Annual Report | December 31, 2015

4.    Investment Advisory Fees and Other Transactions with Affiliates

Meeder Asset Management, Inc. (“MAM”), a wholly-owned subsidiary of Meeder Investment Management, Inc. (“Meeder”), provides each Fund, under a separate Investment Advisory Contract, with investment management, research, statistical and advisory services. The services of MAM will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days prior written notice by majority vote of the Fund, by the Trustees of the Fund, or by MAM. For such services the Funds pay a fee at the following annual rates:

	Percentage of Average Daily Net Assets up to $50 Million	Percentage of Average Daily Net Assets Exceeding $50 Million up to $100 Million	Percentage of Average Daily Net Assets up to $100 Million	Percentage of Average Daily Net Assets up to $200 Million	Percentage of Average Daily Net Assets Exceeding $100 Million	Percentage of Average Daily Net Assets Exceeding $200 Million
Muirfield	1.00%	0.75%	N/A	N/A	0.60%	N/A
Quantex*	1.00%	0.75%	N/A	N/A	0.60%	N/A
Infrastructure**	1.00%	0.75%	N/A	N/A	0.60%	N/A
Dynamic	N/A	N/A	N/A	0.75%	N/A	0.60%
Aggressive	N/A	N/A	N/A	0.75%	N/A	0.60%
Balanced	N/A	N/A	N/A	0.75%	N/A	0.60%
Global	N/A	N/A	N/A	0.75%	N/A	0.60%
Spectrum	N/A	N/A	N/A	0.75%	N/A	0.60%
Dividend	N/A	N/A	N/A	0.75%	N/A	0.60%
Bond	N/A	N/A	0.40%	N/A	0.20%	N/A
Money Market***	N/A	N/A	0.40%	N/A	0.25%	N/A

*

MAM has contractually agreed to reduce its investment advisory fee by 0.25% for Quantex for average daily net assets up to $50 million. The foregoing reduction in investment advisory fees shall automatically renew annually on or about April 30th, unless MAM elects to terminate this reduction. During the year ended December 31, 2015, $176,337 of investment advisory fees was waived in Quantex and is not subject to recoupment.

**

Under a separate Investment Subadvisory Agreement with MAM, Miller/Howard Investments, Inc. (“Miller/Howard”) serves as subadvisor of Infrastructure. The Investment Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty to the Fund by MAM, the Trustees of the Fund, or by the vote of a majority of the outstanding voting shares of the Fund upon not less than 30 days written notice. As subadvisor to Infrastructure, Miller/Howard receives a fee paid by MAM.

***	During the year ended December 31, 2015, MAM voluntarily agreed to reduce $22,025 of investment advisory fees in Money Market.

Mutual Funds Service Co. (“MFSCo”), a wholly-owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of the following:

	Minimum Fee	Amount Per Active Shareholder Account	Percentage of Average Daily Net Assets
Muirfield	$4,000	$15	0.12%
Quantex	4,000	15	0.12%
Infrastructure	4,000	15	0.12%
Dynamic	4,000	15	0.12%
Aggressive	4,000	15	0.12%
Balanced	4,000	15	0.12%
Global	4,000	15	0.12%
Spectrum	4,000	15	0.12%
Dividend	4,000	15	0.12%
Bond	4,000	15	0.08%
Retail Class	4,000	20	0.08%
Institutional Class	4,000	20	0.08%

For fixed income Funds (Bond and Money Market) that are subject to an expense cap and which are above the expense cap, the basis point fee will be contractually reduced by 0.02%. During the period ended December 31, 2015, MFSCo contractually waived $37,558 and $54,000 of transfer agent fees for Bond and the Institutional Class, respectively. MFSCo also voluntarily waived $9,018 and $4,704 for Infrastructure and Dividend, respectively, during the period ended December 31, 2015.

2015 Annual Report | December 31, 2015	Page 83

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo at the following annual rates:

	Percentage of Average Daily Net Assets up to $50 Million	Percentage of Average Daily Net Assets Exceeding $50 Million
Muirfield	0.10%	0.08%
Quantex	0.10%	0.08%
Infrastructure	0.10%	0.08%
Dynamic	0.10%	0.08%
Aggressive	0.10%	0.08%
Balanced	0.10%	0.08%
Global	0.10%	0.08%
Spectrum	0.10%	0.08%
Dividend	0.10%	0.08%
Bond	0.10%	0.08%
Money Market	0.10%	0.08%

MFSCo serves as accounting services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of a minimum fee or at a rate based on the percentage of average daily net assets. The annual rates are as follows:

	Minimum Fee	Percentage of Average Daily Net Assets up to $10 Million	Percentage of Average Daily Net Assets Exceeding $10 Million up to $30 Million	Percentage of Average Daily Net Assets Exceeding $30 Million up to $80 Million	Percentage of Average Daily Net Assets Exceeding $80 Million
Muirfield	$7,500	0.15%	0.10%	0.02%	0.01%
Quantex	7,500	0.15%	0.10%	0.02%	0.01%
Infrastructure	7,500	0.15%	0.10%	0.02%	0.01%
Dynamic	7,500	0.15%	0.10%	0.02%	0.01%
Aggressive	7,500	0.15%	0.10%	0.02%	0.01%
Balanced	7,500	0.15%	0.10%	0.02%	0.01%
Global	7,500	0.15%	0.10%	0.02%	0.01%
Spectrum	7,500	0.15%	0.10%	0.02%	0.01%
Dividend	7,500	0.15%	0.10%	0.02%	0.01%
Bond	7,500	0.15%	0.10%	0.02%	0.01%
Money Market	30,000	0.15%	0.10%	0.02%	0.01%

For the period ended December 31, 2015, MAM agreed to voluntarily waive and/or reimburse investment advisory fees. The amount waived and/or reimbursed and the net expense ratio (excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring expenses) for each Fund are as follows:

	Voluntary Expense Reimbursements	Ratio of Net Expenses to Average Net Assets
Muirfield	$—	1.03%
Quantex*	8,600	1.09%
Infrastructure	5,000	1.98%
Dynamic	80,319	1.19%
Aggressive	—	1.18%
Balanced	—	1.22%
Global	55,330	1.19%
Spectrum	45,193	1.49%
Dividend	36,850	1.26%
Bond	—	0.88%
Retail Class	207,533	0.18%
Institutional Class	617,642	0.14%

*	$176,337 of investment advisory fees was contractually waived and is not subject to recoupment as noted on page 83.

Page 84	2015 Annual Report | December 31, 2015

Muirfield repaid $33,954 to MAM in 2015, resulting in a net operating expense ratio of 1.03%.

Expenses were contractually reimbursed in 2013 for Muirfield, Dynamic, Aggressive, Balanced, Global, and Bond in the amounts of $49,794, $40,570, $1,137, $28,346, $42,790, and $42,868, respectively. These contractual expense reimbursements are subject to repayment by the applicable Fund before December 31, 2016, contingent upon the Fund operating below the contractual expense limitation in place at the time in which the amount was waived.

Certain Funds have entered into an agreement with the Trust’s custodian, The Huntington National Bank (“HNB”), whereby HNB receives distribution, service, and administration fees (collectively the “fees”) from the underlying security holdings of the Funds, and forwards those fees to the appropriate Funds. The Funds use the fees received to reduce the gross expenses of each Fund. The Funds may invest in security holdings in which fees are not paid. As such, the gross expenses of a Fund would not be decreased. Also, without this agreement it is likely that the Funds would not collect any fees from underlying security holdings. For the period ended December 31, 2015, gross expenses were reduced by the following amounts:

Amount Received to Reduce Gross Expenses
Balanced	$1,287

Certain Funds have entered into securities lending arrangements with HNB. Under the terms of the agreement, HNB is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, under normal market conditions, the Funds receive cash collateral in the amount of at least 102% of the value of securities loaned. The cash collateral is invested in short term instruments as noted in the Schedules of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received. After predetermined rebates to brokers, a percentage of the net securities lending revenue is credited to the Funds to be used as an offset against charges incurred by the Funds. HNB is paid a fee for administering the securities lending program for the Funds, equal to the remaining percentage of the net securities lending revenues generated under the agreement. As of December 31, 2015, the Funds (excluding Spectrum, Dividend, Bond and Money Market) had loaned securities that were collateralized by cash. The cash collateral received was invested in securities as listed in each Fund’s Schedule of Investments. Income earned from these investments is allocated to each Fund based on each Fund’s portion of total cash collateral received. For the period ended December 31, 2015, income earned through securities lending arrangements was as follows:

Amount Received to Reduce Gross Expenses
Muirfield	$58,955
Dynamic	13,349
Aggressive	18,496
Balanced	35,650
Global	35,673
Quantex	160,686
Infrastructure	370

Certain Funds have entered into directed brokerage agreements with independent brokers/dealers, whereby Fund expenses are reduced. The Funds use these amounts received to reduce the gross expenses of each Fund. The Funds may invest in security holdings in which brokerage fees are not recaptured. As such, the gross expenses of a Fund would not be decreased. Also, without these agreements it is likely that the Funds would not recapture any fees from portfolio transactions. For the period ended December 31, 2015, commissions recaptured through directed brokerage arrangements were as follows:

Amount Received to Reduce Gross Expenses
Muirfield	$1,161,749
Dynamic	421,366
Aggressive	357,534
Balanced	584,024
Global	275,163
Spectrum	410,871
Quantex	119,809
Dividend	90,224
Bond	250,028

2015 Annual Report | December 31, 2015	Page 85

The Funds have adopted a written plan pursuant to Rule 12b-1 of the Act that allows the Funds to pay fees for the sale and distribution of Fund shares and for services provided to Fund shareholders. 12b-1 fees are paid by the Funds to financial intermediaries, securities brokers, investment advisers, and other persons, including MAM and its affiliates. In addition, the Funds (other than Money Market) have adopted an administrative services plan that allows the Funds to pay financial intermediaries and other persons, including “platforms,” for providing administrative services to Fund shareholders and maintaining shareholder accounts. The annual adopted 12b-1 plan and administrative services plan maximum limitations, along with 12b-1 plan expense payments made to MAM and its affiliates for the period ended December 31, 2015, are as follows:

	Maximum Annual 12b-1 Plan Expense as a Percentage of Average Daily Net Assets	Maximum Annual Administrative Services Plan Expense as a Percentage of Average Daily Net Assets	12b-1 Plan Expense Payments Made to MAM and Its Affiliates
Muirfield	0.20%	0.20%	$107,156
Quantex	0.20%	0.20%	32,738
Infrastructure	0.25%	0.20%	25,004
Dynamic	0.25%	0.20%	70,191
Aggressive	0.25%	0.20%	45,715
Balanced	0.25%	0.20%	69,672
Global	0.25%	0.20%	40,787
Spectrum	0.25%	0.20%	15,880
Dividend	0.25%	0.20%	2,789
Bond	0.25%	0.20%	62,087
Retail Class	0.20%	N/A	N/A
Institutional Class	0.03%	N/A	N/A

The Funds have adopted a Deferred Compensation Plan (the “Plan”) for the independent Trustees. Under the Plan, each eligible Trustee is permitted to defer all or a portion of the trustees fees payable by any of the Funds as an investment into any combination of Funds until a specified point of time. The investment into the Funds is recorded as an asset however an offsetting liability is also recorded for the deferred payment. Once the eligible Trustees’ deferral amounts can be distributed, a lump sum or generally equal annual installments over a period of up to ten (10) years can be made to the eligible Trustee(s). The Funds may terminate this Plan at any time.

Certain trustees and officers of the Funds are also officers or directors of Meeder, MAM, and MFSCo.

During the period ended December 31, 2015, several of the Funds invested in the Money Market Fund, an affiliate, as described in Section 2(a)(3) of the Investment Company Act of 1940. As of December 31, 2015, the 7-day yield of the Institutional Class was 0.26%. The purchases/sales amounts in the following table are presented on a gross basis, while the statement of changes in net assets shows subscriptions and redemptions into and out of the Institutional Class on a net basis. A summary of the Funds’ investments in this affiliate during the period is noted below:

	12/31/14 Fair Value	Purchases	Sales	12/31/15 Cost	Income	12/31/15 Fair Value
Muirfield Fund	$81,863,069	$383,331,311	$(386,772,564)	$78,421,816	$77,454	$78,421,816
Dynamic Growth Fund	4,114,155	216,009,194	(217,292,245)	2,831,104	13,955	2,831,104
Aggressive Growth Fund	3,031,754	132,226,682	(133,832,297)	1,426,139	7,749	1,426,139
Balanced Fund	34,211,013	253,783,642	(253,285,111)	34,709,544	33,640	34,709,544
Global Opportunities Fund	3,575,894	72,841,775	(60,940,844)	15,476,825	6,144	15,476,825
Spectrum Fund	—	160,565,165	(139,747,001)	20,818,164	12,861	20,818,164
Quantex Fund	4,609,306	45,251,423	(49,267,717)	593,012	7,661	593,012
Miller/Howard Infrastructure Fund	1,919,031	32,457,476	(34,371,918)	4,589	1,488	4,589
Dividend Opportunities Fund	—	63,767,099	(62,628,305)	1,138,794	2,575	1,138,794
Total Return Bond Fund	6,508,078	134,575,439	(130,942,992)	10,140,525	7,589	10,140,525

Page 86	2015 Annual Report | December 31, 2015

5.    Federal Tax Information

The tax characteristics of dividends paid by the Funds during the period ended December 31, 2015 were as follows:

	Ordinary Income	Net Short-Term Capital Gains***	Net Long-Term Capital Gains	Tax Return of Capital	Total Dividends Paid*
Muirfield Fund	$1,202,283	$3,939,196	$5,238,660	$—	$10,380,139
Dynamic Growth Fund	713,959	941,174	2,322,009	—	3,977,142
Aggressive Growth Fund	226,931	1,170,375	1,621,873	—	3,019,179
Balanced Fund	1,916,823	751,208	721,302	—	3,389,333
Global Opportunities Fund	502,535	—	2,772,417	—	3,274,952
Spectrum Fund	—	1,136,709	392,347	229,488	1,758,544
Quantex Fund	350,309	2,941,019	5,841,122	—	9,132,450
Miller/Howard Infrastructure Fund	354,632	—	5,682,559	—	6,037,191
Dividend Opportunities Fund	401,235	—	—	—	401,235
Total Return Bond Fund	5,089,086	—	—	—	5,089,086
Money Market Fund	204,416	—	—	—	204,416

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Short-Term Capital Gains***	Net Long-Term Capital Gains	Tax Return of Capital	Total Dividends Paid*
Muirfield Fund	$434,212	$18,050,608	$7,674,117	$—	$26,158,937
Dynamic Growth Fund	471,226	11,967,242	7,366,297	—	19,804,765
Aggressive Growth Fund	—	7,408,648	5,427,099	—	12,835,747
Balanced Fund	1,243,731	8,971,878	4,576,191	—	14,791,800
Global Opportunities Fund	541,908	7,088,245	6,833,948	—	14,464,101
Quantex Fund	188,716	964,549	3,779,934	—	4,933,199
Miller/Howard Infrastructure Fund	948,157	218,193	3,458,342	—	4,624,692
Total Return Bond Fund	3,858,882	—	—	—	3,858,882
Money Market Fund	105,566	—	—	—	105,566

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gains and (Losses)	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings/(Deficit)
Muirfield Fund	$—	$(9,598,759)	$2,345,338	$(7,253,421)
Dynamic Growth Fund	—	(110,867)	253,751	142,884
Aggressive Growth Fund	—	(631,460)	(250,198)	(881,658)
Balanced Fund	—	(3,908,681)	(2,971,059)	(6,879,740)
Global Opportunities Fund	—	(3,978,953)	(3,406,398)	(7,385,351)
Spectrum Fund	—	(1,198,916)	(801,394)	(2,000,310)
Quantex Fund	—	257,088	(3,363,551)	(3,106,463)
Miller/Howard Infrastructure Fund	—	47,053	(2,481,655)	(2,434,602)
Dividend Opportunities Fund	—	(1,853,475)	(1,284,094)	(3,137,569)
Total Return Bond Fund	10	(9,946,117)	(5,442,774)	(15,388,881)
Money Market Fund	—	—	—	—

*	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

**

The differences between book- and tax-basis unrealized appreciation/(depreciation) are attributable primarily to: wash sales and the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments.

***	Net short-term capital gains dividends are taxed as ordinary for federal tax purposes.

2015 Annual Report | December 31, 2015	Page 87

The following Funds elected to defer the following amounts of post-October losses:

Post-October Loss Deferral
Muirfield Fund	$5,691,829
Dynamic Growth Fund	680,941
Aggressive Growth Fund	639,757
Balanced Fund	3,503,804
Global Opportunities Fund	2,714,212
Spectrum Fund	1,198,916
Quantex Fund	443,506
Miller/Howard Infrastructure Fund	208,787
Dividend Opportunities Fund	770,090
Total Return Bond Fund	5,308,736

For federal income tax purposes, the following Funds have capital loss carryforwards as of December 31, 2015, which are not subject to expiration and are available to offset future capital gains, if any. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders:

Capital Loss Carryforwards	Amount	Tax Character
Muirfield Fund	$3,906,930	Short-term
Balanced Fund	404,877	Short-term
Global Opportunities Fund	1,264,741	Short-term
Dividend Opportunities Fund	1,028,577	Short-term
Dividend Opportunities Fund	54,808	Long-term
Total Return Bond Fund	4,172,114	Short-term
Total Return Bond Fund	465,267	Long-term

6.    Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of December 31, 2015, account holders that held more than 25% of the voting securities of the Funds and may be deemed to control the Funds are as follows:

	Name of Account Holder	Percent of Voting Securities
Muirfield Fund	National Financial Services Corp. and certain affiliates held for the benefit of others	28%
Dynamic Growth Fund	Nationwide Trust Company, FSB and certain affiliates held for the benefit of others	29%
Aggressive Growth Fund	Nationwide Trust Company, FSB and certain affiliates held for the benefit of others	36%
Balanced Fund	National Financial Services Corp. and certain affiliates held for the benefit of others	35%
Balanced Fund	Nationwide Trust Company, FSB and certain affiliates held for the benefit of others	27%
Global Opportunities Fund	Nationwide Trust Company, FSB and certain affiliates held for the benefit of others	74%
Spectrum Fund	National Financial Services Corp. and certain affiliates held for the benefit of others	30%
Dividend Opportunities Fund	Nationwide Trust Company, FSB and certain affiliates held for the benefit of others	33%
Total Return Bond Fund	National Financial Services Corp. and certain affiliates held for the benefit of others	34%
Total Return Bond Fund	Nationwide Trust Company, FSB and certain affiliates held for the benefit of others	30%
Money Market Fund – Institutional Class	Carey & Co. held for the benefit of others*	99%

*

The Funds, with the exception of Money Market, own shares of the Institutional Class. Carey & Co. holds these shares on behalf of the Funds. These accounts are considered to be affiliated to Money Market.

Page 88	2015 Annual Report | December 31, 2015

7.    Subsequent Events

Management evaluated subsequent events through the date these financial statements were issued and concluded no subsequent events required recognition or disclosure in these financial statements.

8.    Board Review of Investment Advisory and Subadvisory Agreements (unaudited)

At a meeting held October 6, 2015, the Board of Trustees (the “Board”), including a majority of non-interested or independent Trustees, approved the renewal of the investment advisory agreements for each of the separate funds comprising the Meeder Funds (the “Funds”) and the investment sub-advisory agreement relating to the Miller/Howard Infrastructure Fund (individually, an “Agreement” and collectively, the “Agreements”).

The Board reviewed materials sent to each Trustee in advance of the meeting for consideration in determining whether to approve the renewal of each Fund’s Agreements. Management reviewed with the Trustees the materials prepared by them in response to Funds’ legal counsel’s supplemental written request pursuant to Section 15(c) of the Investment Company Act of 1940 for the provision to the Trustees of appropriately updated and amended information necessary or appropriate to assist the Trustees in their deliberations concerning renewal of the Agreements. In reaching the decision to renew the Agreements, the Board also took into account information furnished throughout the year at regular Board meetings. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal compliance, pricing, brokerage commissions and execution and other services provided by the investment manager, Meeder Asset Management, Inc. (“Manager”) and its affiliates, or by or on behalf of the Miller/Howard Infrastructure Fund’s Subadviser, Miller/Howard Investments, Inc. Information furnished specifically in connection with the renewal process included a report for the Funds prepared by Broadridge Financial Solutions, Ltd. (“Broadridge”), an independent organization, as well as a Funds’ profitability analysis prepared by the Manager. The Broadridge report compared each Fund’s management fees and expenses with those of other mutual funds deemed comparable to the Fund. The Funds’ profitability analysis discussed the profitability to the Manager and Mutual Funds Service Co., an affiliate of the Manager, from the overall Funds’ operations, as well as an analysis based on the profitability resulting from the operation of each individual Fund, utilizing expense allocation methodologies deemed reasonable by the Manager.

In considering such materials, the independent Trustees noted that they had received assistance and advice from and met separately with the Funds’ legal counsel and chief compliance officer prior to this meeting. In their deliberations, the Board dealt with each Fund separately. In approving continuance of the Agreement for each Fund, the Board, including a majority of independent Trustees, considered each Fund’s Agreement, a copy of which was made available at the meeting, and determined that the existing management fee structure was fair and reasonable and that continuance of the Agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

Nature, Extent and Quality of Services. The Board continues to be satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed earlier, the Board’s opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board. Other factors taken into account by the Board were the Manager’s compliance procedures and the qualifications of the Manager’s chief compliance officer. Consideration was also given to the experience of each Fund’s portfolio management team. The Board also took into account the transfer agent, fund accounting agent and administrative services provided to Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services. Similar considerations were applied to the Subadviser to the Miller/Howard Infrastructure Fund.

Investment Performance. The Board placed emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Broadridge reports furnished for the Agreement renewals. The Broadridge report prepared for each Fund showed the investment performance of the Fund for the one-, three-, five-, and ten-year periods, as applicable, ended June 30, 2015 (the “relevant periods”) in comparison with a performance universe similar to each Fund’s investment objectives.

2015 Annual Report | December 31, 2015	Page 89

Fund	Performance Benchmark
Muirfield Fund	Blended Benchmark of 60% S&P 500 Index and 40% Average 90-day U.S. T-Bill; S&P 500 Index; Lipper’s Average Flexible Portfolio Fund Universe; Lipper Index[1]
Quantex Fund	Blended Benchmark of 50% Russell 2000 Index and 50% S&P 400 Mid-Cap Index; Russell 2000 Index; S&P 400 Mid-Cap Index; Lipper’s Average Mid-Cap Value Fund Universe; Lipper Index[1]
Dynamic Growth Fund	S&P 500 Index; Lipper’s Average Multi-Cap Core Fund Universe; Lipper Index[1]
Miller/Howard Infrastructure Fund	Russell 3000 Utilities Index; Lipper’s Average Utility Fund Universe; Lipper Index[1]
Aggressive Growth Fund	S&P 500 Index; Lipper’s Average Multi-Cap Core Fund Universe; Lipper Index[1]
Balanced Fund

S&P 500 Index; Blended Benchmark consisting of 30% Barclays Intermediate Government/Credit Index, 42% S&P 500 Index, and 28% Average 90-day U.S. T-Bill; Lipper’s Average Flexible Portfolio Fund Universe; Lipper Index[1]

Global Opportunities Fund

S&P 500 Index; Blended Benchmark of 25% S&P 500 Index, 20% S&P 400 Index, 10% Russell 2000 Index, 15% MSCI EAFE Index, 15% iShares MSCI Emerging Markets Index, 7.5% Dow Jones U.S. Select Real Estate Investment Trust, 7.5% Goldman Sachs Commodity Index; Lipper’s Average Multi-Cap Core Fund Universe; Lipper Index[1]

Total Return Bond Fund	Barclays Aggregate Bond Index; Lipper’s Average General Bond Fund Universe; Lipper Index[1]
Money Market Fund
Retail Class	Lipper Average General Purpose Money Market Fund
Institutional Class	Lipper Average General Purpose Money Market Fund

[1]

Given an adequate quantity of funds, the Lipper Index for a given investment classification or objective consists of the largest ten or thirty funds in that classification or objective. Each index is calculated daily with adjustments for dividends and capital gains.

Comparative Expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds. The Board also considered an analysis comparing the Funds’ management fees with the fees charged by the Manager to private clients, but noted the significant differences in services provided to the Funds and the private clients.

Management Profitability. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Funds. In this respect, the Board reviewed the Funds’ profitability analysis that addresses the overall profitability of the Meeder Funds’ business as well as the profitability resulting from the operation of each Fund. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of “soft” commission dollars to pay for research. The Board also took into account management’s expenditures in improving shareholder services provided to the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from recent SEC requirements. The Board determined that the level of profits realized by the Manager under its Agreements with the Funds was not excessive in view of the nature, quality and extent of services provided.

Economies of Scale. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Funds’ profitability analysis, it appears that as some Funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided to such a Fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. Further, the Board noted that investments in the Fund business made by Meeder, and the resulting improvements in Fund operations and shareholder services, was an additional way in which any potential economies of scale were shared with each Fund and its shareholders. The Board reviewed, and expressed continued satisfaction with, each Fund’s fee structure under its Agreement, as well as the Miller/Howard Infrastructure Fund’s fee structure under the investment sub-advisory agreement with Miller/Howard Investments, Inc.

Page 90	2015 Annual Report | December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Meeder Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Meeder Funds comprising Muirfield Fund, Dynamic Growth Fund, Aggressive Growth Fund, Balanced Fund, Global Opportunities Fund, Spectrum Fund, Quantex Fund, Miller/Howard Infrastructure Fund, Dividend Opportunities Fund, Total Return Bond Fund, and Money Market Fund (the “Funds”) as of December 31, 2015, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Meeder Funds, as of December 31, 2015, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
February 23, 2016

2015 Annual Report | December 31, 2015	Page 91

Trustees and Officers (unaudited)

Certain trustees and officers of the Funds are also officers or directors of Meeder, MAM, and MFSCo. The Trustees oversee the management of the Trust and elect its officers. The officers are responsible for the Funds’ day-to-day operations. The Trustees’ and officers’ names, addresses, years of birth, positions held with the Trust, and length of service with the Meeder Funds are listed below. Also included is each Board member’s principal occupation during, at least, the past five years. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Those Trustees who are “interested persons”, as defined in the 1940 Act, by virtue of their affiliation with the Trust, are indicated by an asterisk (*).

Name, Address[1], and Year of Birth	Year First Elected a Trustee or Officer of the Trust	Position and Number of Funds Overseen[2]	Principal Occupation During Past Five Years and Other Directorships Held
Robert S. Meeder, Jr.* Year of Birth: 1961	1992	Trustee and President	President of Meeder Asset Management, Inc.
Jack W. Nicklaus** Year of Birth: 1961	1998	Trustee	Designer, Nicklaus Design, a golf course design firm and division of The Nicklaus Companies.
Stuart M. Allen*** Year of Birth: 1961	2006	Trustee	President of Gardiner Allen DeRoberts Insurance LLC, an insurance agency; Chairman of the Trust’s Audit Committee.
Anthony D’Angelo** Year of Birth: 1959	2006	Trustee

General Manager, WSYX ABC 6 /WTTE-TV Fox 28 /WWHO television stations, Columbus, Ohio, operated by Sinclair Broadcast Group (2014 – present); Director of Sales (2004 – 2014); Lead Trustee of the Trust.

Dale W. Smith Year of Birth: 1959	2006	Vice President	Chief Financial Officer of Meeder Asset Management, Inc. (2005 – present).
Susan E. Meeder Year of Birth: 1963	2014	Vice President	Chief Operating Officer of Meeder Asset Management, Inc. (2009 – present).
Timothy N. McCabe Year of Birth: 1976	2015	Chief Legal Officer

Chief Legal Officer, Meeder Asset Management, Inc. (2015 – present); Senior Counsel & Regulatory Officer, Ohio Treasurer of State (2013 – 2015); Vice President, Managing Counsel of Pershing LLC, a BNY Mellon Company (2011 – 2013).

Mary “Maggie” Bull Year of Birth: 1966	2011	Chief Compliance Officer	Chief Compliance Officer, Legal Counsel, and Anti-Money Laundering Officer of the Funds (2011 – present).
Bruce E. McKibben Year of Birth: 1969	2002	Treasurer	Director of Fund Accounting of Mutual Funds Service Co., the Trust’s transfer agent (1997 – present).
Ruth A. Kirkpatrick Year of Birth: 1951	2009	Secretary	Senior Legal Specialist of Meeder Asset Management, Inc.

[1]	The address of each Trustee is 6125 Memorial Drive, Dublin, OH 43017.

[2]	Each Trustee serves for an indefinite term, until his or her resignation, death, or removal. Each Trustee oversees all eleven Funds in the Trust.

*	Robert S. Meeder, Jr. is deemed an “interested person” of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Advisor of the Trust.

**	Each independent Trustee is a member of the Trust’s Audit Committee, Compensation Committee, and Nominating Committee.

The Statement of Additional Information includes additional information about each Trustee and is available without charge. To obtain a copy of the Statement of Additional Information, please contact your financial representative or call toll free 1-800-325-3539.

Other Information

The Funds file their complete schedules of portfolios holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. In addition, Money Market Fund files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. The Funds’ Forms N-Q and N-MFP are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ schedules of positions are also available on the Funds’ website at www.meederfunds.com.

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30, 2015, is available on the SEC’s website at http://www/sec.gov, or, without charge, upon request by calling toll-free 1-800-325-3539.

Page 92	2015 Annual Report | December 31, 2015

Manager and Investment Advisor

Meeder Asset Management, Inc.
6125 Memorial Drive
P.O. Box 7177
Dublin, Ohio 43017

Subadvisor/Miller/Howard Infrastructure Fund

Miller/Howard Investments, Inc.
141 Upper Byrdcliffe Road, P.O. Box 549
Woodstock, New York 12498

Board of Trustees

Stuart Allen
Anthony D’Angelo
Robert S. Meeder
Jack Nicklaus II

Custodian

The Huntington National Bank
Columbus, Ohio 43215

Transfer Agent & Dividend Disbursing Agent

Mutual Funds Service Co.
6125 Memorial Drive
Dublin, Ohio 43017

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, Ohio 44115

6125 Memorial Drive Dublin, Ohio 43017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

Currently, the Meeder Funds (the “Funds”) do not have an Audit Committee member who possesses all of the attributes required to be an "audit committee financial expert" as defined in instruction 2(b) of Item 3 of Form N-CSR. However, the Board of Trustees believes that each member of the Audit Committee has substantial experience relating to the review of financial statements and the operations of audit committees. Accordingly, the Board of Trustees believes that the members are qualified to evaluate the Funds’ financial statements, supervise the Funds’ preparation of its financial statements, and oversee the work of the Funds’ independent auditors. The Board of Trustees also believes that, although no single Audit Committee member possesses all of the attributes required to be an “audit committee financial expert”, the Audit Committee members collectively as a group possess the attributes required to be an “audit committee financial expert.”

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2015	2014
Audit Fees	$85,000	$74,250
Audit-Related Fees	300	300
Tax Fees	31,500	22,500
All Other Fees	1,975	2,900

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements. Tax fees include amounts related to tax compliance, tax planning, and tax advice. All other fees include amounts related to the registrant’s annual filing of Form N1A.

(e)(1) A purpose of the Audit Committee is to approve the engagement of the registrant’s independent auditors (i) to render audit and non-audit services for the registrant in accordance with Rule 2-01(c)(7)(i) of Regulation S-X, subject to the waiver provisions set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X, and (ii) to render non-audit services for the registrant’s investment advisors (other than a sub-advisor whose role is primarily portfolio management and is subcontracted or overseen by another investment advisor) and any other entity controlling by, or under common control with the investment advisor that provides ongoing services to the registrant, in each case under (ii) if the engagement relates directly to the operations and financial reporting of the registrant, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, subject to waiver provisions set forth in Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(2) 100% of services included in (b) – (d) above were approved pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant were $36,700 and $33,850 respectively.

(h) Not applicable.

Items 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act(17 CFR270.30a-2(a)). Filed herewith as EX-99.CERT.

(b) Certifications of principal executive officer and principal financial officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. ss.1350. Filed herewith as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Meeder Funds

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date:	March 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date:	March 4, 2016

By:	/s/ Robert S. Meeder, Jr.
Robert S. Meeder, Jr., President

Date:	March 4, 2016